THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS





                           SEMI-ANNUAL REPORT
                           JUNE 30 , 1999


                  THE WRIGHT MANAGED EQUITY TRUST
                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Junior Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o Wright International Blue Chip Equities Fund THE WRIGHT MANAGED INCOME TRUST
                           o   Wright U.S. Treasury Money Market Fund
                           o   Wright U.S. Government Near Term Fund
                           o   Wright U.S. Treasury Fund
                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund
                  THE WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
-------------------------------------------------------------------------------



The Wright Managed Blue Chip Investment Funds consists of four equity funds from The Wright Managed Equity Trust, a money market fund and four other fixed income funds from The Wright Managed Income Trust. Each of the nine funds have distinct investment objectives and policies. They can be used singly or in combination to achieve virtually any objective. Further, as they are all "no-load" funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges. Except as noted, each Fund offers two classes of shares designated as Institutional Shares and Standard Shares.


Approved Wright Investment List

Securities selected for equity portfolios are drawn from investment lists prepared by Wright Investors' Service (Wright) known as The Approved Wright Investment List (AWIL), The Approved Wright Junior Blue Chip List (AWJBCL) and The International Approved Wright Investment List (International AWIL). Companies are selected by Wright as having the highest investment quality among those equity securities which are considered as "investment grade". The corporations may be large or small, exchange traded or over-the-counter, and may include those not currently paying dividends on their shares. Companies are, in the opinion of Wright, soundly financed and have established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets for their publicly owned shares.


Four Equity Funds

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC) seeks to enhance total investment return of price appreciation plus income by providing active management of equities of well-established companies meeting strict quality standards. Equities selected are limited to those companies on the AWIL whose current operations reflect defined, quantified characteristics which have been determined to offer comparatively superior total investment returns over the intermediate term. The process selects those companies from the AWIL, regardless of size, based on Wright's evaluation of their outlook as described above. Investments are equally weighted.

WRIGHT JUNIOR BLUE CHIP EQUITIES FUND (WJBC). This portfolio seeks to enhance total investment return of price appreciation plus income by providing management of equities of smaller companies still experiencing their rapid growth period. Equity securities selected are limited to those companies on the AWJBCL which consists of smaller companies than those on the AWIL but which meet a higher standard of profitability and growth characteristics.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of larger well-established companies meeting strict quality standards. In selecting companies from the AWIL for this portfolio, the Investment Committee of Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae takes into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are equally weighted in the selected securities.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC). This is a broadly diversified portfolio of equities of well-established, non-U.S. companies meeting strict quality standards. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.


A Money Market Fund

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM) seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities. This Fund only offers Standard Shares.


Four Fixed-Income Funds

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB) (name changed to Wright U.S. Government Near Term Fund on July 1, 1998) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of less than five years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly.

WRIGHT U.S. TREASURY FUND (WUSTB) is invested in U.S. Treasury bills, notes and bonds, which are guaranteed as to principal and interest by the full faith and credit of the U.S. Government, and which are not expected to be taxable by certain state or municipal governments. Maturities are relatively long. Dividends are accrued daily and paid monthly.

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of quality government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return, i.e. the best total of ordinary income plus capital appreciation. Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. This Fund only offers Standard Shares.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies to produce a high level of income with reasonable stability of principal. Currently, this portfolio is primarily invested in mortgage Participation Certificates issued by the Government National Mortgage Association (GNMA). GNMA guarantees that the fund will receive timely principal and interest payments. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly.

TABLE OF CONTENTS
-------------------------------------------------------------------------------




Investment Objectives..................................inside front cover
Letter to Shareholders.................................................2

Management Discussion..................................................3
Dividend Distributions and Investment Return...........................8

FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST
         Wright Selected Blue Chip Equities Fund......................14
         Wright Junior Blue Chip Equities Fund........................16
         Wright Major Blue Chip Equities Fund.........................18
         Wright International Blue Chip Equities Fund.................20
         Financial Highlights.........................................22
         Notes to Financial Statements................................27


THE WRIGHT MANAGED INCOME TRUST
         Wright U.S. Treasury Fund Money Market Fund..................32
         Wright U.S. Government Near Term Fund........................34
         Wright U.S. Treasury Fund....................................36
         Wright Total Return Bond Fund................................38
         Wright Current Income Fund...................................40
         Financial Highlights.........................................42
         Notes to Financial Statements................................48


THE WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
         Selected Blue Chip Equities Portfolio........................54
         Junior Blue Chip Equities Portfolio..........................56
         International Blue Chip Equities Portfolio...................58
         U.S. Government Near Term Portfolio..........................60
         U.S. Treasury Portfolio......................................62
         Current Income Portfolio.....................................64
         Supplementary Data...........................................66
         Notes to Financial Statements................................69

PORTFOLIOS OF INVESTMENTS
         Wright Major Blue Chip Equities Fund (WMBC)..................74
         Wright Total Return Bond Fund (WTRB).........................76
         Selected Blue Chip Equities Portfolio (SBCP).................78
         Junior Blue Chip Equities Portfolio (JBCP)...................80
         International Blue Chip Equities Portfolio (IBCP)............82
         Wright U.S. Treasury Money Market Fund (WTMM)................85
         U.S. Government Near Term Portfolio (NTBP)...................86
         U.S. Treasury Portfolio (USTBP)..............................87
         Current Income Portfolio (CIFP)..............................88

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------



                                                        July 1999


Dear Shareholders:

     Investors spent much of the first half of 1999 worrying whether the Federal Reserve would raise interest rates. On the final day of the half, the Fed obliged, raising the federal funds rate 25 basis points to 5.0%. The rate was not exactly a surprise; midway through the second quarter, Fed policy makers had announced a shift to a monetary policy biased toward tightening. But the Fed did surprise investors on June 30, when it returned its monetary policy stance back to neutral, suggesting that maybe we won't need more tightening after all. Needless to say, investors in stock and bond markets worldwide responded positively to this news.
     Long-term interest rates have climbed by over 100 basis points from last October's lows. With signs of economic recovery appearing in Asia and Latin America, the liquidity premium that investors paid for Treasuries during last fall's crisis has narrowed, as one would expect. The bulk of the rise in bond yields since last summer, however, has resulted from rising expectations of Fed tightening. Ironically, although the Fed has raised rates only 25 basis points, the entire Treasury yield curve is 25-50 basis points above the more normal levels that prevailed before the arrival of last summer's global financial crisis and subsequent Fed easing.
     For investors willing to look beyond the current uncertainty about the Fed's interest rate policy, the yields available in the U.S. bond market today are quite attractive - particularly if we are right about inflation staying low. The U.S. economy was robust as the first half was coming to an end, but inflation pressures remain modest thanks to strong growth in productivity, ample global capacity and competitive markets. Corporate profits were at a record level in the first quarter of 1999, and this stronger trend is persisting in the second quarter. This is positive for the stock market, as is the improvement in market breadth seen since March. In June, there were signs that investors were starting to nibble at the big technology stocks that sold off in April and May; smaller stocks have for the most part maintained their momentum. The speculative fever in Internet stocks, which are down an average of 25% from their highs, appears to have broken.
     The countdown to Y2K is now at six months, and Wright has essentially completed the migration to Y2K-compliant portfolio accounting and client interface systems. We are on schedule to a summer completion for the transition of our investment information systems from mainframe to a PC-based network.
Wright securities analysts continue to monitor the Y2K compliance of companies on the Approved Wright Investment List. In the end, we believe that diversified portfolios of high-quality securities provide the best protection against short-run Y2K problems for any individual security.
     The global economic environment has improved in 1999, and while higher interest rates will probably bring some slowing in the U.S. as we draw near to Y2K, we expect growth to continue at a respectable rate. Add to this our forecast of low inflation and an improved bond market, and the result is a generally favorable environment for equities. Still, we doubt that equity investors can finesse away the issue of valuation ad infinitum. In other words, more modest returns to stocks should be expected going forward.
     As always, it should be understood that past performance does not guarantee future results and that investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing internationally entails additional risks, such as currency fluctuations and potential political instability. The following paragraphs discuss the various economic, political and market factors affecting the investment performance of the Wright Equity and Fixed-Income Funds during the first half of 1999 and prospects for the period ahead.

                                                       Sincerely,

                                                        /s/Peter M. Donovan

                                                        Peter M. Donovan
                                                        President

MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------





EQUITY FUNDS

     Considering the rise in interest rates and some serious profit taking in Internet issues, U.S. stocks performed quite well during the first half of 1999. A spurt early in the second quarter taking the market to new peaks was followed by a period in which little upward progress was made. Investors fretted about rising interest rates, higher inflation, and a possible tightening by the Fed. On the last day of June, when the Fed raised rates 25 basis points (but also shifted monetary policy into neutral), stocks rallied on relief that the action wasn't more extreme. For the first half, stocks in the Americas and in the Pacific generally performed strongly, while Europe's gains were relatively modest.

     The second quarter saw the start of a correction in some of the stock market imbalances that had developed over the previous year. For most of 1998 and the first quarter of 1999, the market was dominated by a few large technology stocks, especially Internet-related issues. In the second quarter, however, the earnings prospects of cyclical stocks improved on evidence that the U.S. economy remained on solid ground, while many high-P/E growth stocks were done in by rising interest rates. Investors took profits in some of the high-priced stocks in the Internet, health care and consumer staples sectors. The value half of the S&P 500 outperformed the growth half, while basic materials and capital goods stocks outperformed technology in the quarter. The small- and mid-cap sectors outdistanced large-cap stocks by 7%-8% for the quarter, their best relative performance in 18 months. The breadth of the market advance improved over the course of the quarter.

     The second quarter's market flip-flop is a hopeful sign that fundamentals still matter. As the third quarter got underway, at first it seemed that the market was trying to reestablish tech stocks as the market leaders, but this was followed by another bout of profit taking in the sector. Market leadership is shifting from day to day. WIS is hopeful that the better sense of value that returned to the market in the second quarter will win out; this, along with improvement in market breadth, would be a good sign for the long-term survival of the bull market.

     Economic fundamentals are positive for stocks. There is no evidence that the U.S. expansion will falter (barring excessive tightening by the Fed, which we believe is unlikely), and profit prospects are improving. Nevertheless, the fact that the market is at a near record P/E even though bond yields are up some 100 basis points from last fall's lows points up the market's risk. If a correction does develop, most affected will be the overvalued favorites that have dominated the market for the last 18 months. Many lower-profile, high-quality stocks are priced at levels that still offer attractive investment returns.


                                       1999    1999     1998     1997     1996    1995     1994     1993     1992    1991
  Total Return                          Q2    6 Mos.    Year     Year     Year    Year     Year     Year     Year    Year
-------------------------------------------------------------------------------------------------------------------------------

  Selected Blue Chips (WSBC)          13.9%     6.0%     0.1%   32.7%    18.6%    30.3%    -3.5%     2.1%     4.7%   36.0%
  Major Blue Chips (WMBC)             10.3%    13.8%    20.4%   33.9%    17.6%    29.0%    -0.7%     1.0%     8.0%   38.9%
  Junior Blue Chips (WJBC)            15.7%     1.7%    -4.9%   28.9%    17.5%    20.5%    -2.8%     7.9%     3.3%   37.0%
  Int'l Blue Chips (WIBC)
     Standard Shares                   4.6%     0.6%     6.1%    1.5%    20.7%    13.6%    -1.6%    28.2%    -3.9%   17.2%
     Institutional Shares              4.7%     0.7%     7.5%   -6.4%(*)    -        -        -        -        -       -
--------------------------------------------------------------------------------------------------------------------------------

  (*): For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.



WRIGHT SELECTED BLUE CHIP EQUITIES FUND

     After a tough first quarter for all but a handful of big stocks, the market backed away a bit from big-cap stocks and showed renewed appreciation of the value in the rest of the market. This worked to the benefit of the Wright Selected Blue Chip Fund (WSBC) during the second quarter. For the April-June period, the WSBC's mid-cap orientation helped the fund return 13.9%. That was almost double the 7.0% returned by both the S&P 500 and the Lipper equity fund average, but slightly behind the 14.1% return of the S&P MidCap 400. For the first half of 1999, the Selected Blue Chips returned 6.0%, compared to 12.4% for the S&P 500, 6.9% for the S&P MidCaps and 11.7% for the Lipper average.

     Compared to the S&P 500, the WSBC Fund's second-quarter performance benefited from its lower weighting in big-cap, high-P/E stocks and health care issues, as well as an overweighting in capital goods stocks, which performed well. Relative to the S&P MidCap 400, the WSBC Fund's performance was reduced by its underweighting in basic materials stocks and mid-cap tech issues; again it was aided by an overweighting in the capital goods sector. Above-average appreciation by a number of high quality, reasonably priced stocks (e.g., Ingersoll-Rand, Leggett & Platt, USFreightways) also boosted the return of the WSBC Fund for the quarter.

     If the market continues to turn away from favoring size for its own sake, the Wright Selected Blue Chip Fund has the potential to gain more ground on the S&P 500. Despite their excellent appreciation in the second quarter, the issues in the WSBC Fund had an average P/E of 19 at June 30, compared to 28 for the S&P MidCaps and 34 for the S&P 500.


WRIGHT JUNIOR BLUE CHIP EQUITIES FUND

     The Wright Junior Blue Chip Fund (WJBC) benefited from the resurgence of small stocks in the second quarter, returning 15.7%, slightly ahead of the Russell 2000 (15.5%) and the S&P SmallCap 600 (15.4%). Because of the WJBC Fund's disappointing performance in the first quarter, when a few big-cap stocks dominated the market, the fund's return for the first half of 1999 was 1.7%, compared to 9.2% for the Russell 2000 and 5.0% for the S&P SmallCaps.

     During the second quarter, the WJBC Fund benefited from strong price gains in some of its more cyclical holdings: Imco Recycling (basic materials); AMCOL International and JLG Industries (capital goods); Buckle, Inc. and Thor Industries (consumer cyclicals). An underweighting in health-care stocks also was a positive factor, while underweight positions in technology and energy issues detracted from the fund's second-quarter return. As long as the stock market does not return to the dangerously narrow focus on big-cap issues that was evident prior to the second quarter, the WJBC Fund is well positioned to offer superior investment returns. The stocks in the fund have a P/E multiple of 15 times earnings, which compares quite favorably with the 27 times of the S&P SmallCap 600.



WRIGHT MAJOR BLUE CHIP EQUITIES FUND

     The Wright Major Blue Chip Fund (WMBC) had a 10.3% return in the second quarter. The WMBC Fund outperformed the S&P 500 and the Lipper equity growth fund average, which both returned about 7% in the quarter. For the first half of 1999, the WMBC Fund returned 13.8%, compared to 12.4% for the S&P 500 and 11.7% for the Lipper average.

     Although it is oriented toward bigger-cap issues, the WMBC Fund has a lesser concentration in the high-priced mega-stocks (e.g., Microsoft and GE) than the S&P 500, and that helped its performance in the second quarter. The fund also benefited from overweight positions in such strong sectors as basic materials and capital goods and an underweighting in health care. Among individual holdings contributing to the fund's excess return in the second quarter were Alcoa, Dana, and Eaton. Among technology holdings, IBM and Computer Associates helped, while Gateway and EMC Corp. detracted from fund performance. Even after its superior second-quarter showing, the WMBC Fund, with a P/E of 27, offers better value than the S&P 500 (34).



WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

     For the second quarter of 1999, foreign markets overall lagged U.S. stocks. In dollar terms, European markets were virtually unchanged in the quarter; Asian markets, on the other hand, returned more than 10%. For the April-June period, the FT/S&P Actuaries World ex U.S. index returned 4.0% in dollars. The Wright International Blue Chip Fund (WIBC) topped this with a 4.6% return. For the first half of 1999, the WIBC Fund returned 0.6%, compared to 6.3% for the FT World ex U.S. index.

     During the second quarter, the WIBC Fund benefited from a relatively large exposure to the Mexican market, which returned almost 19% in dollars for the period. Positions in some cyclical German issues (Heidelberger Zement, BASF) and good results from holdings of French, Swiss, and Italian stocks boosted the fund's return. Underweighting in Japan and Hong Kong, strong markets in the second quarter, and in oil-related stocks detracted from the WIBC Fund's relative showing. The prospect of improving economic conditions in Europe and Asia bodes well for the international stock markets in coming quarters, as does the relatively attractive valuation of many stocks in Europe and the Pacific region relative to U.S. equities. One caveat: a correction in the U.S. could affect other markets.



FIXED-INCOME FUNDS

     The first quarter's bear market decline in bonds continued into the second quarter. Yields on 30-year Treasury bonds closed the second quarter just under 6%, up from 5.6% at the end of March and 5.1% at the start of the year. Lehman Brothers' long-term Treasury bond index incurred a loss of 2.5% in the second quarter; so far this year, long-term Treasuries are 6.6% in the red. With the global economy apparently improving, corporate bonds did better than long-term Treasuries; mortgage-backed securities also turned in smaller losses than Treasuries.

     On June 30, the FOMC announced a 25 basis-point increase in the fed funds rate and a move to a neutral bias on monetary policy. The Fed's action sparked a rally in bonds at quarter's end. In the weeks before, however, nervous investors took the 30-year-Treasury yield as high as 6.17%; yields on Treasury issues with maturities of seven years and longer got above 6%.

     Before long, investors should recognize the good opportunity provided by 6% bond yields. Unless the Fed tightens by considerably more than the 75 basis points that it cut rates last fall, which is unlikely, Wright believes that bond yields are likely to be a lot lower a year from now than they are today. Even if yields just get back this year's rise over the next 12 months, returns on ten-year bonds will approach double digits. That should compare favorably to equity returns over the same period.


                                       1999    1999     1998     1997     1996    1995     1994     1993     1992    1991
  Total Return                          Q2    6 Mos.    Year     Year     Year    Year     Year     Year     Year    Year
------------------------------------------------------------------------------------------------------------------------------

  U.S. Treasury Money Mkt (WTMM)       1.0%     2.0%     4.7%    4.8%     4.9%     5.3%     3.6%     2.5%     3.3%    n.a.
  U.S. Gov. Near-Term Bonds (WNTB)     0.3%     0.6%     6.0%    5.9%     3.9%    11.9%    -3.1%     8.0%     6.3%   13.1%
  U.S. Treasury Bonds (WUSTB)         -1.3%    -3.4%    10.0%    9.1%    -1.2%    28.2%    -8.7%    15.9%     7.1%   17.6%
  Total Return Bonds (WTRB)           -1.9%    -3.7%     9.6%    9.3%     0.9%    22.0%    -6.6%    11.0%     7.1%   15.4%
  Current Income (WCIF)
     Standard Shares                  -1.2%    -0.7%     6.5%    8.6%     4.3%    17.5%    -3.3%     6.6%     6.7%   15.3%
     Institutional Shares             -1.1%    -0.6%     6.6%    4.4%(*)      -        -        -        -        -       -
--------------------------------------------------------------------------------------------------------------------------------

  (*): For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.




WRIGHT U.S. TREASURY MONEY MARKET FUND

     The Wright U.S. Treasury Money Market Fund (WTMM) returned 1.0% in the second quarter of 1999, compared to 1.1% for both the average Treasury money market fund and 90-day Treasury bills. For 1999's first half, the WTMM Fund returned 2.0%, slightly below the 2.1% return for the average Treasury money market fund.

     Throughout the first half of 1999, the money markets were betting on the Federal Reserve increasing interest rates. By June 30 (at which time the Fed did raise the federal funds rate 25 basis points), 90-day Treasury bills had climbed 30 basis points to 4.78% coupon equivalent. Further Fed rate hikes are generally expected during the second half, although Wright doubts that the fed fund rate will get higher than 5.5% (from 5.0% currently). The U.S. economy began the third quarter on a strong footing, but some slowing - and more evidence of low inflation - are forecast for later this year and next, limiting the rise in short-term interest rates.



WRIGHT U.S. GOVERNMENT NEAR TERM FUND

     The Wright U.S. Government Near-Term Fund (WNTB) eked out a 0.3% return in the second quarter of 1999, matching its first-quarter return. The second-quarter result was in line with the Morningstar average of near-term government funds but was below the 1.1% return earned on three-month Treasury bills. That was principally due to short- to intermediate-term interest rates increasing 30 to 50 basis points during the second quarter. Interest rates climbed as a result of strong economic growth in the United States, firming in economic activity outside the U.S. and fears that higher oil prices would lead to a broader rise in inflation.

     While the Federal Reserve raised benchmark short-term interest rates by one-quarter percentage point on June 30, Wright does not believe that we are on the threshold of a major uptrend in interest rates. If we are correct, there is little downside risk in near-term government securities over the balance of this year and into next year. At midyear 1999, the WNTB Fund's average maturity and duration were both at 1.7 years, down from 1.8 years at March 31, close to the Lehman Treasury 1-3 year benchmark. During the second half of 1999, the WNTB Fund expects to increase its holdings of government agency issues to take advantage of the attractive spreads that exist relative to Treasury securities.




WRIGHT U.S. TREASURY FUND

     The Wright U.S. Treasury Fund (WUSTB), which invests exclusively in U.S. Treasury securities, lost 1.3% in the second quarter of 1999; that was slightly behind the 0.9% decline for the Lehman Treasury bond composite. At June 30, the WUSTB had an average maturity of 8.7 years and a duration of 5.9 years (compared to 9.1 and 5.5, respectively, for the Lehman benchmark). In this range of the yield curve, yields rose about 55 basis points during the second quarter and more than one percentage point since December 31. Compared to the U.S. bond market in the aggregate, the WUSTB Fund was hurt in the quarter by not holding spread products - i.e., agency and corporate issues - which posted narrower losses than Treasury bonds.

     For the first six months of 1999, WUSTB declined 3.4%, as compared to a 2.5% loss for the Lehman Treasury composite. The WUSTB Fund closed the second quarter with a yield to maturity of 5.9%. Wright expects the next material move in bond yields to be lower, resulting in better returns for intermediate- and long-term Treasury bonds over the rest of 1999 and in 2000.




WRIGHT TOTAL RETURN BOND FUND

     The Wright Total Return Bond Fund (WTRB) holds U.S. Treasury issues (28% of assets at June 30), corporate bonds (39%), agencies (19%), and mortgage-backed securities (13%). Although these latter sectors held up slightly better than Treasuries in the second quarter, the WTRB Fund experienced a loss of 1.9% for the period as a result of the fund's slightly longer-than-benchmark duration (5.9 vs 5.7) and the fund's avoidance of lower-quality corporates, which have rebounded this year. The Lehman government/corporate bond average lost 1.1% during the quarter.

     For the first half of 1999, fear of Federal Reserve tightening - which was realized at quarter end - detracted from the bond market's performance. The WTRB Fund had a loss of 3.7% in the six months, as compared to a 2.3% decline in the Lehman government/corporate composite. With the worst of the bond market's problems now believed to be behind us, better returns are anticipated from the U.S. bond market over the 12 months ahead.



WRIGHT CURRENT INCOME FUND

     The Wright Current Income Fund (WCIF) lost 1.2% during the second quarter of 1999. This compares with a loss of 1.0% estimated for the Morningstar government mortgage fund average and a decline of 1.1% for the Lehman Government/Corporate Bond Average. Mortgage-backed securities generally outperformed Treasury securities in the second quarter, although by a smaller margin than in the first. For the first six months of 1999, the WCIF Fund had a 0.7% decline, as compared with a 0.5% loss for the Morningstar government mortgage fund average.

     During the second quarter, as interest rates rose, the estimated duration for the WCIF Fund extended out to 5.4 years from 4.8 years at March 31 and 3.9 years at the end of last year. In anticipation of mortgage rates going lower over the coming 12-18 months, Wright expects to be a buyer of current coupon and discount coupon securities during 1999's second half. The fund's indicated annual dividend yield of 6.0% was roughly three times the rate of inflation.


The U.S. SECURITIES MARKETS --------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 30 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 30 Year
                   Industrial Average   Treasury Bond Yield

      12/31/90         2633.66               8.25%
      12/31/91         3168.83               7.40%
      12/31/92         3301.11               7.40%
      12/31/93         3754.09               6.35%
      12/31/94         3834.44               7.88%
      12/31/95         5117.12               5.95%
      12/31/96         6448.27               6.64%
      12/31/97         7908.25               5.92%
      12/31/98         9181.43               5.09%
      06/30/99        10970.80               5.97%
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS AND INVESTMENT RETURN
-------------------------------------------------------------------------------



                N.A.V.     Distri-     Distri-                                 12 Month    5 Year       10 Year     Cum.
  Period          Per      bution      bution       Shares                     Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned         Value        Return     Return       Return     Return
                                                                                        (Annualized) (Annualized)(Annualized)
----------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)

   1/4/83        $10.00                             100.00     $1,000.00

  Dec.98          17.63     1.461    0.086861       404.37      7,129.11         0.14%      14.65%      13.24%      13.07%

  Jan.99          17.24                             404.37      6,971.41        -1.51%      13.99%      12.49%      12.84%
  Feb.99          16.54                             404.37      6,688.35       -11.97%      13.15%      12.10%      12.49%
  Mar.99          16.39     0.020    0.001208       404.86      6,635.70       -15.88%      13.83%      11.82%      12.36%
  Apr.99          18.04                             404.86      7,303.72        -7.50%      16.03%      12.40%      12.96%
  May 99          17.96                             404.86      7,271.33        -3.98%      15.96%      11.85%      12.86%
  Jun.99          18.64     0.020    0.001089       405.30      7,554.86         1.65%      17.25%      12.32%      13.05%


-----------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT JUNIOR BLUE CHIP EQUITIES FUND (WJBC)

 1/15/85         $10.00                             100.00     $1,000.00

  Dec.98           9.92     0.045    0.004712       395.91      3,927.47        -4.90%      11.05%      10.30%      10.30%

  Jan.99           9.53                             395.91      3,773.06        -8.46%       9.82%       9.67%       9.98%
  Feb.99           8.77                             395.91      3,472.17       -20.55%       7.79%       8.75%       9.27%
  Mar.99           8.72                             395.91      3,452.37       -22.61%       8.50%       8.61%       9.17%
  Apr.99           9.52                             395.91      3,769.10       -14.60%      10.41%       9.13%       9.79%
  May 99           9.68                             395.91      3,832.45       -10.28%      11.36%       8.90%       9.86%
  Jun.99          10.09                             395.91      3,994.77        -3.91%      12.57%       9.42%      10.12%


---------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)

 7/22/85         $10.00                             100.00     $1,000.00

  Dec.98          13.67     0.730    0.056068       502.64      6,871.06        20.43%      19.41%      15.96%      15.42%

  Jan.99          14.17                             502.64      7,122.38        24.11%      20.31%      15.82%      15.72%
  Feb.99          13.90                             502.64      6,986.67        12.79%      19.95%      15.73%      15.45%
  Mar.99          14.09     0.015    0.001056       503.17      7,089.65        10.02%      21.26%      15.76%      15.48%
  Apr.99          15.34                             503.17      7,718.62        19.00%      23.36%      16.17%      16.10%
  May 99          14.84                             503.17      7,467.03        16.92%      22.20%      15.25%      15.72%
  Jun.99          15.53     0.010    0.000653       503.50      7,819.32        20.37%      23.76%      15.92%      16.00%


--------------------------------------------------------------------------------------------------------------------------------



 THE EQUITY TRUST -- WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)

 STANDARD SHARES

 9/14/89         $10.00                             100.00     $1,000.00

  Dec.98          16.02     0.882    0.057609       127.40      2,041.02         6.14%       7.77%         --        7.98%

  Jan.99          15.49                             127.40      1,973.50         2.75%       6.06%         --        7.59%
  Feb.99          15.13                             127.40      1,927.63        -6.14%       6.05%         --        7.25%
  Mar.99          15.12     0.287    0.018832       129.80      1,962.64        -8.68%       7.29%         --        7.39%
  Apr.99          15.83                             129.80      2,054.80        -4.81%       7.65%         --        7.84%
  May 99          15.11                             129.80      1,961.34        -8.99%       7.11%         --        7.25%
  Jun.99          15.81                             129.80      2,052.20        -2.15%       8.28%         --        7.68%



 INSTITUTIONAL SHARES

 7/07/97         $10.00                             100.00     $1,000.00

  Dec.98           8.75     0.962    0.115072       115.06      1,006.80         7.54%         --          --        0.46%

  Jan.99           8.46                             115.06        973.44         4.09%         --          --       -1.79%
  Feb.99           8.26                             115.06        950.42        -5.04%         --          --       -3.18%
  Mar.99           8.13     0.287    0.035000       119.09        968.21        -7.56%         --          --       -1.94%
  Apr.99           8.52                             119.09      1,014.65        -3.60%         --          --        0.84%
  May 99           8.13                             119.09        968.21        -7.83%         --          --       -1.76%
  Jun.99           8.51                             119.09      1,013.46        -1.88%         --          --        0.71%

--------------------------------------------------------------------------------------------------------------------------------

  *: Investment return from the inception, July 7, 1997 to December 31, 1998.

 THE INCOME TRUST -- WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)

                                    MONTHLY                  CUMULATIVE              ANNUALIZED   INVESTMENT   RETURN
   MONTH                          NET INCOME                   RETURN             ______________________________________
   ENDING                          PER SHARE                PER SHARE (a)           1  Month     3  Month     Cumulative
-------------------------------------------------------------------------------------------------------------------------------
                                                              $1,000.00


  Jan.  31                          $0.003536                  1,003.54                4.16%           --         4.16%
  Feb.  28                           0.003110                  1,006.66                4.05%            -         4.12%
  Mar.  31                           0.003432                  1,010.11                4.04%         4.10%        4.10%
  Apr.  30                           0.003310                  1,013.45                4.03%         4.05%        4.09%
  May   31                           0.003421                  1,016.92                4.03%         4.05%        4.09%
  Jun.  30                           0.003361                  1,020.34                4.09%         4.06%        4.10%
                                   ----------

      Total                         $0.020170

                 (a): Assumes reinvestment of monthly dividends.

-------------------------------------------------------------------------------------------------------------------------------




                N.A.V.     Distri-     Distri-                                 12 Month    5 Year       10 Year     Cum.
  Period          Per      bution      bution       Shares                     Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned         Value        Return     Return       Return     Return
                                                                                        (Annualized) (Annualized)(Annualized)
----------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)

 7/25/83       $10.00                               100.000    $1,000.00

   12/98        10.27     0.046913     0.004568     314.988     3,234.93         5.98%       4.82%       7.04%       7.90%

    1/99        10.27     0.044199     0.004304     316.344     3,248.85         5.42%       4.70%       7.00%       7.93%
    2/99        10.15     0.041567     0.004095     317.639     3,224.04         4.67%       4.91%       6.95%       7.83%
    3/99        10.17     0.044835     0.004409     319.040     3,244.63         4.93%       5.44%       6.99%       7.84%
    4/99        10.15     0.043544     0.004290     320.408     3,252.14         4.79%       5.68%       6.83%       7.81%
    5/99        10.09     0.043802     0.004341     321.799     3,246.95         4.13%       5.66%       6.63%       7.76%
    6/99        10.07     0.043491     0.004317     323.188     3,254.51         3.89%       5.70%       6.42%       7.73%
                         ---------
   Total                 $0.261438
------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. TREASURY FUND (WUSTB)

 7/25/83       $10.00                               100.000    $1,000.00

   12/98        14.40     0.227935     0.015710     318.612     4,588.01         9.95%       6.76%       9.60%      10.37%

    1/99        14.41     0.059932     0.004159     319.937     4,610.29         8.62%       6.39%       9.47%      10.41%
    2/99        13.93     0.055306     0.003970     321.207     4,474.42         5.98%       6.68%       9.33%      10.13%
    3/99        13.87     0.061807     0.007989     323.773     4,490.73         6.19%       7.69%       9.27%      10.11%
    4/99        13.85     0.058239     0.004205     325.134     4,503.11         6.08%       8.13%       9.04%      10.07%
    5/99        13.62     0.060747     0.004460     326.585     4,448.08         3.79%       7.99%       8.55%       9.93%
    6/99        13.51     0.058295     0.004314     327.993     4,431.19         2.21%       8.12%       8.03%       9.85%
                         ---------
   Total                 $0.354326
------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT TOTAL RETURN BOND FUND (WTRB)

 7/25/83       $10.00                               100.000    $1,000.00

   12/98        13.31     0.157365     0.011750     315.193     4,195.22         9.56%       6.81%       8.60%       9.80%

    1/99        13.33     0.055357     0.004153     316.502     4,218.97         8.34%       6.41%       8.42%       9.77%
    2/99        12.90     0.054122     0.004195     317.830     4,100.00         5.73%       6.44%       8.20%       9.52%
    3/99        12.90     0.056371     0.004370     319.219     4,117.92         5.92%       7.24%       8.25%       9.50%
    4/99        12.86     0.055900     0.004347     320.606     4,123.00         5.67%       7.55%       8.07%       9.45%
    5/99        12.62     0.056805     0.004501     322.049     4,064.26         3.14%       7.29%       7.63%       9.30%
    6/99        12.49     0.056525     0.004526     323.507     4,040.60         1.53%       7.26%       7.19%       9.21%
                         ---------
   Total                 $0.335080

----------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT CURRENT INCOME FUND (WCIF)


   Standard Shares

 4/14/87       $10.00                               100.000    $1,000.00

   12/98        10.66    $0.052419     0.004917     239.279     2,550.72         6.51%       6.51%       8.47%       8.32%

    1/99        10.67     0.050818     0.004763     240.419     2,565.27         6.07%       6.44%       8.37%       8.37%
    2/99        10.55     0.051224     0.004869     241.590     2,548.77         5.24%       6.51%       8.40%       8.25%
    3/99        10.56     0.050289     0.004875     242.767     2,563.62         5.52%       7.32%       8.47%       8.25%
    4/99        10.55     0.051483     0.004880     243.952     2,573.69         5.30%       7.58%       8.29%       8.22%
    5/99        10.41     0.051117     0.004903     245.148     2,551.99         3.59%       7.38%       7.87%       8.09%
    6/99        10.28     0.051295     0.004990     246.371     2,532.70         2.49%       7.34%       7.49%       7.96%
                         ---------
   Total                 $0.306226


-------------------------------------------------------------------------------------------------------------------------------


   Institutional Shares

 7/07/97       $10.00                               100.000    $1,000.00

   12/98        10.15    $0.046702     0.004601     109.602     1,112.46         6.56%         --           --      7.43%

    1/99        10.15     0.049065     0.004834     110.131     1,117.83         6.09%         --           --      7.77%
    2/99        10.04     0.050181     0.004984     110.680     1,111.23         5.32%         --           --      6.93%
    3/99        10.05     0.049801     0.005004     111.234     1,117.90         5.61%         --           --      6.98%
    4/99        10.04     0.050410     0.005021     111.793     1,122.40         5.38%         --           --      6.88%
    5/99         9.91     0.049903     0.005036     112.356     1,113.44         3.70%         --           --      6.09%
    6/99         9.79     0.050043     0.005112     112.930     1,105.58         2.74%         --           --      5.42%
                         ---------
   Total                 $0.299403


WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Wright Selected Blue Chip Equities Fund (WBC)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments in portfolio, at value
    (identified cost,$101,572,989)(Note 1A)    $140,080,875
                                               ------------
  Total investments, at value.............     $140,080,875
  Receivable from adviser.................           13,900
                                               ------------
    Total assets..........................     $140,094,775
                                               ------------
LIABILITIES:
  Payable for fund shares reacquired......     $    262,153
  Accrued expenses and other liabilities..           17,186
                                               ------------
    Total liabilities.....................     $    279,339
                                               ------------
NET ASSETS................................     $139,815,436
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 79,071,037
  Accumulated undistributed net realized gain
   on investments (computed on the basis of
   identified cost).......................       21,313,519
  Unrealized appreciation of investments
   (computed on the basis of identified cost)    38,507,886
  Undistributed net investment income.....          922,994
                                               ------------
   Net assets applicable to outstanding shares $139,815,436
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        7,500,647
                                               =============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................           $18.64
                                               =============

See notes to financial statements


                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income allocated from portfolio    $  1,264,124
   Interest income allocated from portfolio          35,446
   Expenses allocated from portfolio......         (710,079)
                                                ------------

    Investment income.....................     $    589,491
                                                ------------

  Expenses -
   Administrator fee (Note 2).............     $     13,259
   Compensation of Trustees not affiliated with the
    investment adviser or administrator...            1,607
   Custodian fee (Note 1D)................           17,922
   Distribution expenses (Note 3).........          207,501
   Transfer and dividend disbursing agent fees       29,206
   Legal services.........................           16,143
   Registration costs ....................           11,802
   Miscellaneous..........................            8,808
                                               ------------
    Total expenses........................     $    306,248
                                               ------------
  Deduct -
   Preliminary reduction of distribution expenses
    by principal underwriter (Note 3) ....     $     45,731
   Preliminary allocation of expenses to adviser
    (Note 2)..............................           13,900
                                               ------------

    Total deductions......................     $     59,631
                                               ------------

      Net expenses........................     $    246,617
                                               ------------

        Net investment income.............     $    342,874
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions from
   portfolio (identified cost basis)......     $ 21,681,441
  Change in unrealized appreciation (depreciation)
   of investments ........................      (17,105,508)
                                               ------------

  Net realized and unrealized gain on
   investments............................     $  4,575,933
                                               ------------

    Net increase in net assets from operations $  4,918,807
                                               =============


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Wright Selected Blue Chip Equities Fund (WBC)


                                                                                    Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999        Dec. 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    342,874          $  1,167,164
     Net realized gain on investments...........................................       21,681,441            15,538,125
     Change in unrealized depreciation of investments...........................      (17,105,508)          (20,336,710)
                                                                                      ------------          ------------

       Net increase (decrease) in net assets resulting from operations               $  4,918,807          $ (3,631,421)
                                                                                      ------------          ------------

   Undistributed net investment income included in price of shares sold and redeemed
     (Note 1F)..................................................................     $          -          $        (14)
                                                                                      ------------          ------------

   Distributions to shareholders (Note 1G) -
     From net investment income ................................................     $   (344,260)         $ (1,166,044)
     From net realized gain.....................................................             (637)          (16,414,262)
     In excess of net realized gain.............................................                -              (845,717)
                                                                                      ------------          ------------

       Total distributions......................................................     $   (344,897)         $(18,426,023)
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions (Note 4) -...........     $(85,723,041)         $(16,388,843)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(81,149,131)         $(38,446,301)

NET ASSETS:

   At beginning of period.......................................................      220,964,567           259,410,868
                                                                                      ------------          ------------

   At end of period.............................................................     $139,815,436          $220,964,567
                                                                                     ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $     922,994         $    924,380
                                                                                     ==============        ==============
See notes to financial statements


WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Wright Junior Blue Chip Equities Fund (WJBC)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (Unaudited)
------------------------------------------------------------------------------


ASSETS:
  Investments in portfolio, at value
    (identified cost, $17,464,036 for WJBC)
    (Note 1A).............................     $18,019,147
                                               ------------
  Total investments, at value.............     $18,019,147

  Receivable from adviser.................          27,980
                                               ------------
    Total assets..........................     $18,047,127
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $     4,539
  Accrued expenses and other liabilities..           9,771
                                               ------------
    Total liabilities.....................     $    14,310
                                               ------------
NET ASSETS................................     $18,032,817
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $18,135,548
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)     (291,390)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)      555,111
  Distributions in excess of net
   investment income......................        (366,452)
                                               ------------

   Net assets applicable to outstanding shares $18,032,817
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................       1,786,563
                                               =============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................          $10.09
                                               =============

See notes to financial statements



                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income allocated from portfolio    $   134,314
   Interest income allocated from portfolio          6,724
   Expenses allocated from portfolio......        (117,443)
                                               ------------
    Investment income.....................     $    23,595
                                               ------------

  Expenses -
   Administrator fee (Note 2).............     $     2,347
   Compensation of Trustees not affiliated with the
    investment adviser or administrator...           1,222
   Custodian fee (Note 1D) ...............          11,715
   Distribution expenses (Note 3).........          21,727
   Transfer and dividend disbursing agent fees      15,798
   Printing...............................           1,287
   Audit services.........................           6,075
   Legal services.........................           2,243
   Registration costs.....................           7,470
                                               ------------
    Total expenses........................     $    69,884
                                               ------------

  Deduct -
   Preliminary reduction of distribution expenses
    by principal underwriter (Note 3) ....     $    21,727
   Preliminary allocation of expenses to adviser
    (Note 2)..............................          27,980
                                               ------------
    Total deductions......................     $    49,707
                                               ------------
      Net expenses........................     $    20,177
                                               ------------
        Net investment income.............     $     3,418
                                               ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions from
   portfolio (identified cost basis)......     $  (291,390)
  Change in unrealized appreciation (depreciation)
   of investments from portfolio .........        (875,499)
                                               ------------

  Net realized and unrealized loss on
   investments............................     $(1,166,889)
                                               ------------

    Net decrease in net assets from
     operations...........................     $(1,163,471)
                                               =============

See notes to financial statements

Wright Managed Equity Trust
-------------------------------------------------------------------------------
Wright Junior Blue Chip Equities Fund (WJBC)



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999         Dec. 31,1998
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $      3,418          $     17,764
     Net realized gain (loss) on investments....................................         (291,390)              154,875
     Change in unrealized appreciation (depreciation) of investments............         (875,499)           (2,056,707)
                                                                                      ------------          ------------

       Net decrease in net assets resulting from operations.....................     $ (1,163,471)         $ (1,884,068)
                                                                                      ------------          ------------

   Distributions to shareholders (Note 1G) -
     From net realized gain.....................................................     $          -          $   (157,251)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 4) -     $(15,320,371)         $   3,068,243
                                                                                      ------------          ------------

   Net increase (decrease) in net assets........................................     $(16,483,842)         $  1,026,924

NET ASSETS:

   At beginning of period.......................................................       34,516,659            33,489,734
                                                                                      ------------          ------------

   At end of period.............................................................     $ 18,032,817          $ 34,516,658
                                                                                     ==============        ==============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $   (366,452)         $   (369,870)
                                                                                     ==============        ==============
See notes to financial statements


WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Wright Major Blue Chip Equities Fund (WMBC)(+)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $ 88,787,751
    Unrealized appreciation...............       21,062,870
                                               ------------
  Total investments, at value (Note 1A)...     $109,850,621

  Cash....................................            2,317
  Receivable for fund shares sold.........            2,000
  Dividend and interest receivable........           86,066
                                               ------------
    Total assets..........................     $109,941,004
                                               ------------

LIABILITIES:
  Accrued expenses and other liabilities..     $     20,448
  Distribution fee payable................            1,724
                                               ------------
    Total liabilities.....................     $     22,172
                                               ------------
NET ASSETS................................     $109,918,832
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 86,129,199
  Accumulated undistributed net realized gain
   on investments (computed on the basis
   of identified cost)....................        2,941,159
  Unrealized appreciation of investments
   (computed on the basis of identified cost)    21,062,870
  Distributions in excess of net
   investment income......................         (214,396)
                                               ------------

   Net assets applicable to outstanding shares $109,918,832
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        7,077,073
                                               =============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................           $15.53
                                               =============


+ The Wright Major Blue Chip Equities Fund does not invest in a corresponding master portfolio.
See notes to the financial statements


                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income........................     $   541,313
   Interest income........................          84,391
                                               ------------

    Investment income.....................     $   625,704
                                               ------------
  Expenses -
   Investment adviser fee (Note 2)........     $   198,961
   Administrator fee (Note 2).............          93,631
   Compensation of Trustees not affiliated with the
    investment adviser or administrator...           1,697
   Custodian fee (Note 1D)................          34,949
   Distribution expenses (Note 3).........         109,306
   Transfer and dividend disbursing agent fees      20,794
   Printing...............................           1,233
   Audit services.........................          25,203
   Legal services.........................           6,443
   Registration costs.....................          10,835
   Miscellaneous..........................           3,072
                                               ------------
    Total expenses........................     $   506,124
                                               ------------
  Deduct -
   Preliminary reduction of distribution expenses
    by principal underwriter (Note 3) ....     $    44,735
   Reduction of custodian fee (Note 1D)...           3,222
                                               ------------
    Total deductions......................     $    47,957
                                               ------------
      Net expenses........................     $   458,167
                                               ------------
        Net investment income.............     $   167,537
                                               ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $ 2,958,430
  Change in unrealized appreciation of
   investments............................       9,126,705
                                               ------------
  Net realized and unrealized gain
   on investments.........................     $12,085,135
                                               ------------

   Net increase in net assets from operations  $12,252,672
                                               =============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Wright Major Blue Chip Equities Fund(+)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999         Dec. 31,1998
------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    167,537          $    159,430
     Net realized gain on investments...........................................        2,958,430             2,790,260
     Change in unrealized appreciation of investments...........................        9,126,705             5,697,987
                                                                                      ------------          ------------

       Net increase in net assets resulting from operations.....................     $ 12,252,672          $  8,647,677
                                                                                      ------------          ------------

   Distributions to shareholders (Note 1G) -
     From net investment income.................................................     $   (169,448)         $   (147,022)
     From net realized gain.....................................................                -            (2,286,379)
                                                                                      ------------          ------------

       Total distributions......................................................     $   (169,448)         $ (2,433,401)
                                                                                      ------------          ------------

   Net increase in net assets from fund share transactions (Note 4).............     $ 46,957,142          $ 16,943,444
                                                                                      ------------          ------------

   Net increase in net assets...................................................     $ 59,040,366          $ 23,157,720

NET ASSETS:

   At beginning of period.......................................................       50,878,466            27,720,746
                                                                                      ------------          ------------

   At end of period.............................................................     $109,918,832          $ 50,878,466
                                                                                     ==============        ==============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS
   AT END OF PERIOD.............................................................     $   (214,396)         $   (212,485)
                                                                                     ==============        ==============


+ The Wright Major Blue Chip Equities Fund does not invest in a corresponding master portfolio.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund (WIBC)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investment in portfolio, at value
   (identified cost, $135,972,417) (Note 1A)   $152,794,629
  Receivable for fund shares sold.........            6,277
                                               ------------

    Total assets..........................     $152,800,906
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     29,092
  Accrued expenses and other liabilities..           18,887
                                               ------------

    Total liabilities.....................     $     47,979
                                               ------------

NET ASSETS................................     $152,752,927
                                               =============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $113,757,272
  Accumulated undistributed net realized gain on
   investments and foreign currency (computed
   on the basis of identified cost).......       22,447,550
  Unrealized appreciation of investments and
   translation of assets and liabilities in
   foreign currency(computed on the basis of
   identified cost.........................      16,775,158
  Distributions in excess of net
   investment income.......................        (227,053)
                                               ------------

   Net assets applicable to outstandin
    shares.................................    $152,752,927
                                               =============

  Computation of net asset value, offering and redemption price per share:
   Standard shares:
    Net assets............................     $134,605,363
                                               =============
    Shares of beneficial interest outstanding     8,516,377
                                               =============
    Net asset value, offering price, and
     redemption price per share of beneficial
     interest.............................           $15.81
                                               =============
   Institutional shares:
    Net assets............................     $ 18,147,564
                                               =============
    Shares of beneficial interest outstanding     2,132,371
                                               =============
    Net asset value, offering price, and
    redemption price per share
      of beneficial interest..............            $8.51
                                               =============

See notes to financial statements


                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income allocated from portfolio    $ 1,993,619
   Interest income allocated from portfolio         58,905
   Less: Foreign taxes allocated from
    portfolio.............................        (227,754)
   Expenses allocated from portfolio......      (1,017,789)
                                               ------------
    Investment income.....................     $   806,981
                                               ------------

  Expenses -
   Administrator fee (Note 2).............     $    13,907
   Compensation of Trustees not affiliated with
    the investment adviser or administrator          1,607
   Custodian fee - Standard shares (Note 1D)        33,798
   Custodian fee - Institutional shares (Note 1D)    8,055
   Distribution expenses-Standard shares (Note 3)  201,575
   Transfer and dividend disbursing agent fees
    -Standard shares......................          30,663
   Transfer and dividend disbursing agent fees
    -Institutional shares.................           2,355
   Printing...............................             410
   Audit services.........................          11,000
   Legal services.........................           5,930
   Registration costs - Standard shares...           9,461
   Registration costs - Institutional shares         4,185
   Miscellaneous..........................           8,268
                                               ------------
    Total expenses........................     $   331,214
                                               ------------
        Net investment income.............     $   475,767
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment and foreign
   currency transactions from portfolio
   (identified cost basis)................     $23,789,884
  Change in unrealized appreciation
   (depreciation)of investments and
    translation of assets and liabilities in
    foreign currencies from portfolio.....     (24,957,028)
                                               ------------

  Net realized and unrealized loss on
   investments............................     $(1,167,144)
                                               ------------

    Net decrease in net assets from
     operations ..........................     $  (691,377)
                                               =============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund (WIBC)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999        Dec. 31, 1998
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    475,767          $  1,211,297
     Net realized gain on investments...........................................       23,789,884            20,726,523
     Change in unrealized appreciation (depreciation) of investments............      (24,957,028)          (11,296,007)
                                                                                      ------------          ------------

       Net increase (decrease) in net assets resulting from operations..........     $   (691,377)         $ 10,641,813
                                                                                      ------------          ------------

   Distributions to shareholders (Note 1G) -
     From net investment income -
       Standard shares..........................................................     $          -          $   (827,510)
       Institutional shares.....................................................                -              (284,480)
     From net realized gain -
       Standard shares..........................................................       (3,172,920)          (10,461,145)
       Institutional shares.....................................................         (602,849)           (1,854,640)
                                                                                      ------------          ------------

       Total distributions......................................................     $ (3,775,769)         $(13,427,775)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 4) -
       Standard shares..........................................................     $(54,755,111)         $(18,251,870)
       Institutional shares.....................................................          137,849           (24,916,881)
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions......................     $(54,617,262)         $(43,168,751)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(59,084,408)         $(45,954,713)

NET ASSETS:

   At beginning of period.......................................................      211,837,335           257,792,048
                                                                                      ------------          ------------

   At end of period.............................................................     $152,752,927          $211,837,335
                                                                                     ==============        ==============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $   (227,053)         $   (702,820)
                                                                                     ==============        ==============

See notes to financial statements

Wright Managed Equity Trust
-------------------------------------------------------------------------------
Financial Highlights



                                                                           Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
Wright Selected Blue Chip Equities Fund            1999(4)      1998          1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 17.630     $ 19.200     $  17.730    $  16.830    $  13.850     $ 14.920
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:
     Net investment incom(*)................     $  0.089     $  0.095     $   0.133    $   0.204    $   0.226     $  0.233
     Net realized and unrealized gain (loss)        0.961       (0.139)        5.172        2.886        3.904       (0.763)
                                                 --------     --------     --------     --------     --------      --------

         Total income (loss)
         from investment operations.........     $  1.050     $ (0.044)    $   5.305    $   3.090    $   4.130     $ (0.530)
                                                 --------     --------     --------     --------     --------      --------

Less distributions:
     Dividends from investment income.......     $ (0.040)    $ (0.090)    $  (0.145)   $  (0.200)   $  (0.200)    $ (0.180)
     Distributions from capital gains.......        -           (1.366)       (3.690)      (1.990)      (0.840)      (0.360)
     In excess of net realized gain on
      investments...........................        -           (0.070)        -            -           (0.110)         -
                                                 ---------     --------     --------     --------     --------      --------

         Total distributions................     $ (0.040)    $ (1.526)    $  (3.835)   $  (2.190)   $  (1.150)    $ (0.540)
                                                 ---------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 18.640     $ 17.630     $  19.200    $  17.730    $  16.830     $ 13.850
                                                 ==========   ==========   ==========   ==========   ==========   ==========

Total return(1).............................        5.97%        0.14%        32.70%       18.57%       30.34%       (3.52%)

Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)     $ 139,815    $ 220,965    $ 259,411    $ 208,166     $217,588     $186,016
     Ratio of total expenses to average
      net assets(*)                                  1.15%(3)(5)  1.11%(3)     1.08%(3)     1.04%        1.04%        1.03%
     Ratio of net income to average net assets(*)    0.41%(5)     0.46%        0.75%        1.15%        1.44%        1.57%
     Portfolio turnover rate(2).............            -            -           10%          43%          44%          72%

---------------------------------------------------------------------------------------------------------------------------------

(*)For the six months ended June 30, 1999, the administrator and the distributor reduced their fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   1999(4)

     Net investment income per share........     $  0.074
                                                 ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................        1.22%(3)(5)
                                                 ==========
         Net investment income..............        0.34%(5)
                                                 ==========
-------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities. The portfolio turnover rate for the period since the fund transferred substantially all of its investable assets to the portfolio is shown in the portfolio's financial statements which are included elsewhere in this report.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)For the six months ended June 30, 1999 (unaudited).
(5)Annualized.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Financial Highlights

                                                                                 Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
Wright Junior Blue Chip Equities Fund             1999(6)(8)    1998          1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $  9.920     $ 10.480     $   8.860    $  10.850    $  11.000     $ 11.950
                                                  --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:
     Net investment income(1)...............     $  0.001     $  0.015     $   0.160    $   0.067    $   0.120     $  0.101
     Net realized and unrealized gain (loss)        0.169       (0.530)        2.380        1.738        1.977       (0.431)
                                                  --------     --------     --------     --------     --------      --------

         Total income (loss)
         from investment operations.........     $  0.170     $ (0.515)    $   2.540    $   1.805    $   2.097     $ (0.330)
                                                  --------     --------     --------     --------     --------      --------

Less distributions:
     Dividends from investment income.......     $  -         $  -         $  (0.035)   $  (0.100)   $  (0.100)    $ (0.100)
     Distributions from capital gains.......        -           (0.045)       (0.885)      (3.695)      (1.030)      (0.520)
     In excess of net realized gain on
      investments...........................        -            -             -            -           (1.117)        -
                                                 --------      --------     --------     --------     --------      --------

         Total distributions................     $  -         $ (0.045)    $  (0.920)   $  (3.795)   $  (2.247)    $ (0.620)
                                                 --------      --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 10.090     $  9.920     $  10.480    $   8.860    $  10.850     $ 11.000
                                                 ==========   ==========   ==========   ==========   ==========   ==========
Total return(3) ............................        1.71%       (4.90%)       28.92%       17.53%       20.51%       (2.75%)

Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)     $  18,033    $  34,517    $  33,490    $  14,029    $  25,993     $ 37,124
     Ratio of total expenses to average
      net assets(1)                                 1.19%(2)(5)(7) 1.17%(2)(5) 1.18%(2)(5) 1.20%(2)      1.17%(2)     1.11%
     Ratio of net income to average net assets(1)   0.03%(7)       0.05%       0.35%       0.73%         0.89%        0.91%
     Portfolio turnover rate(4)..............         -              -           25%         41%           40%          36%

---------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 1999 and the years ended December 31, 1998, 1997, 1996 and 1995, the investment adviser and/or the distributor reduced their fees and the administrator was allocated a portion of the funds operating expenses. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                   1999(6)      1998          1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------

     Net investment income (loss) per share.     $ (0.019)    $ (0.066)    $  (0.041)   $   0.048    $   0.105
                                                 ==========   ==========   ==========   ==========   ==========
     Ratios (as a percentage of average net assets):

         Expenses...........................        1.79%(5)(7)  1.44%(5)      1.62%(5)     1.41%        1.28%
                                                 ==========   ==========   ==========   ==========   ==========
         Net investment income (loss).......       (0.57%)(7)   (0.22%)       (0.09%)       0.52%        0.78%
                                                 ==========   ==========   ==========   ==========   ==========
----------------------------------------------------------------------------------------------------------------------------------

(2)Custodian fees were reduced by credits resulting from cash balances the trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been as follows:

                                                   1999(6)       1998          1997         1996         1995
----------------------------------------------------------------------------------------------------------------------------

     Actual ratio of net expenses                   1.17%(7)     1.15%         1.14%        1.15%        1.14%

----------------------------------------------------------------------------------------------------------------------------

(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(4)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities. The portfolio turnover rate for the period since the fund transferred substantially all of its investable assets to the portfolio is shown in the portfolio's financial statements which are included elsewhere in this report.
(5)Includes each fund's share of its corresponding portfolio's allocated expenses.
(6)For the six months ended June 30, 1999 (unaudited).
(7)Annualized.
(8)Certain per share amounts are based on average shares outstanding.
See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Financial Highlights



                                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
Wright Major Blue Chip Equities Fund               1999(4)      1998          1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 13.670     $ 12.020     $  12.450    $  12.650    $  11.390     $ 12.720
                                                  --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:
     Net investment income(1)...............     $  0.052     $  0.091     $   0.100    $   0.064    $   0.153     $  0.180
     Net realized and unrealized gain (loss)        1.833        2.324         3.515        2.131        3.107       (0.295)
                                                  --------     --------     --------     --------     --------      --------

         Total income (loss)
         from investment operations.........     $  1.885     $  2.415     $   3.615    $   2.195    $   3.260     $ (0.115)
                                                  --------     --------     --------     --------     --------      --------

Less distributions:
     Dividends from investment income.......     $ (0.025)    $ (0.055)    $  (0.085)   $  (0.120)   $  (0.160)    $ (0.160)
     Distributions from capital gains.......        -           (0.710)       (3.960)      (2.275)      (1.840)      (1.055)
     Return of capital......................        -            -             -            -            -            -
                                                  --------     --------     --------     --------     --------      --------

         Total distributions................     $ (0.025)    $ (0.765)    $  (4.045)   $  (2.395)   $  (2.000)    $ (1.215)
                                                  --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 15.530     $ 13.670     $  12.020    $  12.450    $  12.650     $ 11.390
                                                 ==========   ==========   ==========   ==========   ==========   ==========

Total Return(3).............................       13.80%       20.43%        33.86%       17.63%       28.98%       (0.70%)

Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)     $ 109,919    $  50,878    $  27,721    $ 25,815     $  49,134     $ 51,085
     Ratio of total expenses to average
      net assets(1).........................        1.06%(2)(5)   1.07%(2)     1.08%(2)    1.08%(2)     1.07%(2)      0.99%
     Ratio of net income to average
      net assets(1)                                 0.38%(5)      0.49%        0.68%       0.90%        1.19%         1.46%
     Portfolio turnover rate................          25%           36%          89%         45%          83%           55%

--------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 1999 and the years ended December 31, 1998, 1997, 1996 and 1995, the distributor and/or investment adviser reduced their fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   1999(4)      1998          1997         1996         1995
---------------------------------------------------------------------------------------------------------------------

     Net investment income per share........     $  0.038     $  0.052     $   0.049    $   0.061    $   0.150
                                                 ==========   ==========   ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................        1.16%(5)     1.28%         1.43%        1.12%        1.09%
                                                 ==========   ==========   ==========   ==========   ==========
         Net investment income..............        0.28%(5)     0.28%         0.33%        0.86%        1.17%
                                                 ==========   ==========   ==========   ==========   ==========
----------------------------------------------------------------------------------------------------------------------

(2)Custodian fees were reduced by credits resulting from cash balances the trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been as follows:

                                                   1999(4)        1998          1997         1996         1995
---------------------------------------------------------------------------------------------------------------------

     Actual ratio of net expenses                 1.05%(5)       1.05%         1.05%        1.05%        1.05%

---------------------------------------------------------------------------------------------------------------------

(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(4)For the six months ended June 30, 1999 (unaudited).
(5)Annualized.

See notes to financial statements

Wright Managed Equity Trust
------------------------------------------------------------------------------
Financial Highlights


                                                                                  Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund       1999(4)       1998          1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------------------------

                                                                               Standard Shares
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........       $16.020      $16.020      $16.690      $14.770      $13.090     $13.410
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Income (loss)  from investment operations:
     Net investment income .................       $ 0.021      $ 0.078      $ 0.185      $ 0.128      $ 0.142     $ 0.127
     Net realized and unrealized gain (loss)         0.056        0.868        0.048+       2.902        1.638      (0.347)
                                                 ---------    ---------    ---------    ---------    ---------    ---------

         Total income (loss)
         from investment operations.........       $ 0.077      $ 0.946      $ 0.233      $ 3.030      $ 1.780    $ (0.220)
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Less distributions:
     Dividends from investment income.......       $ -         $ (0.070)    $ (0.163)    $ (0.100)    $ (0.100)   $ (0.100)
     Distributions from capital gains.......        (0.287)      (0.876)      (0.740)      (1.010)       -           -
     Return of capital......................         -            -            -            -            -           -
                                                 ---------    ---------    ---------    ---------    ---------    ---------


         Total distributions................      $ (0.287)    $ (0.946)    $ (0.903)    $ (1.110)    $ (0.100)   $ (0.100)
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Net asset value, end of period..............       $15.810      $16.020      $16.020      $16.690      $14.770     $13.090
                                                ==========   ==========   ==========   ==========   ==========   ==========

Total return(1).............................         0.55%        6.14%        1.54%       20.73%       13.61%      (1.64%)

Ratios/Supplemental Data
     Net assets, end of period (000 omitted)      $134,605     $193,327     $212,698      $268,732     $237,176    $200,232
     Ratio of total expenses to average
      daily net assets......................        1.52%(3)(5)  1.35%(3)     1.31%(3)       1.30%       1.29%         1.31%
     Ratio of net income to average
      daily net assets......................        0.50%(5)     0.42%(+)     0.82%          0.82%       0.99%         1.00%
     Portfolio turnover rate(2).............            -            -           4%            29%         12%           12%

-------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2)Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3)Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(4)For the six months ended June 30, 1999 (unaudited).
(5)Annualized.

(+)Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amounts per share realized and unrealized gains and losses at such times.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Financial Highlights

                                                                                  Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund                                  1999(3)      1998         1997(*)
----------------------------------------------------------------------------------------------------------------------------


                                                                                   Institutional Shares

Net asset value, beginning of period........                               $   8.750    $   9.130    $  10.000
                                                                            --------     --------     --------

Income (loss) from Investment Operations:
     Net investment income .................                               $   0.033    $   0.159    $   0.006
     Net realized and unrealized gain ......                                   0.014        0.487       (0.646)(+)
                                                                            --------     --------     ----------

         Total income (loss)
         from investment operations.........                               $   0.047    $   0.646    $  (0.640)
                                                                            --------     --------     --------

Less distributions:
     Dividends from investment income.......                               $   -        $  (0.150)   $   -
     Distributions from capital gains.......                                  (0.287)      (0.876)      (0.230)
     Return of capital......................                                   -            -            -
                                                                           --------     --------     --------

         Total distribution.................                               $  (0.287)   $  (1.026)   $  (0.230)
                                                                           --------     --------     --------

Net asset value, end of period..............                               $   8.510    $   8.750    $   9.130
                                                                           =========    =========    =========

Total return(1).............................                                   0.66%        7.54%       (6.37%)

Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)                               $  18,148    $  18,511    $  45,094
     Ratio of total expenses to average daily
       net assets...........................                                   1.35%(2)(++) 1.12%(2)     1.16%(2)(++)
     Ratio of net income to average daily
       net assets...........................                                   0.80%(++)    0.73%        0.15%(++)

---------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2)Includes each fund's share of its corresponding portfolio's allocated expenses.
(3)For the six months ended June 30, 1999 (unaudited).
(+)Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share realized and unrealized gains and losses at such times..
(++)Annualized.
(*)For the period from July 7, 1997 (inception of offering institutional shares) to December 31, 1997.

See notes to financial statements


WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)



(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WBC) series, Wright Junior Blue Chip Equities Fund (WJBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WBC, WJBC, and WIBC invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. WBC invests its assets in the Selected Blue Chip Equities Portfolio, WJBC invests its assets in the Junior Blue Chip Equities Portfolio, and WIBC invests its assets in the International Blue Chip Equities Portfolio. The value of each fund's investment in its corresponding Portfolio reflects the fund's proportionate interest in the net assets of that Portfolio (99.9%, 99.9%, and 99.9% at June 30, 1999 for WBC, WJBC, and WIBC, respectively). The performance of each fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - For WMBC securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at th close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees. Valuation of securities by WBC, WJBC and WIBC are discussed in
     Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - For WMBC, dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date. The net investment income of WBC, WJBC, and WIBC consists of the fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with generally accepted accounting principles.

D. Expense Reduction - The funds have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Equalization - The funds follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of fund shares, equivalent on a per-share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of fund shares.

G. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.


H. Other - Investment transactions are accounted for on the date the investments are purchased or sold.


I. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

J. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At June 30, 1999, only WIBC had an institutional share class.


K. Interim Financial Information - The interim financial statements relating to June 30, 1999 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 1999, for WMBC the effective annual rate was 0.45%. The Portfolios have engaged Wright to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the funds, the adviser made a preliminary allocation of its fees by $13,900 and $27,980 for WBC and WJBC, respectively. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 1999, the effective annual rate was 0.02% for WBC, 0.02% for WJBC, 0.22% for WMBC, and 0.02% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, an annual rate of 0.25% of each fund's average daily net assets for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WBC, WJBC and WMBC, the Principal Underwriter made a preliminary reduction of its fee by $45,731, $21,727 and $44,735, respectively. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the six months ended June 30, 1999, the funds did not accrue or pay any service fees.


(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:


                                                                  Six Months Ended                     Year Ended
                                                              June 30, 1999 (Unaudited)             December 31, 1998
                                                              --------------------------------------------------------------
                                                              Shares            Amount          Shares            Amount
----------------------------------------------------------------------------------------------------------------------------


Wright Selected Blue Chip Equities Fund --
   Sold...................................................    1,215,329    $  21,267,121       2,109,096     $  40,389,405
   Issued to shareholders in payment of distributions
    declared..............................................        4,627          253,123         877,643        14,839,357
   Reacquired.............................................   (6,249,533)    (107,243,285)     (3,967,641)      (71,617,605)
                                                             ------------   --------------    -------------   --------------

     Net decrease.........................................  (5,029,577)   $ (85,723,041)       (980,902)    $ (16,388,843)
                                                            ============= ================  =============   ================

Wright Junior Blue Chip Equities Fund --
   Sold...................................................     187,257    $   1,328,196       1,024,797     $  10,421,975
   Issued to shareholders in payment of distributions declared      -                -           12,811           122,269
   Reacquired.............................................  (1,879,856)     (16,648,567)       (753,849)       (7,476,001)
                                                            -----------   --------------     -----------    --------------

     Net increase (decrease)..............................  (1,692,599)   $ (15,320,371)        283,759     $   3,068,243
                                                            ============= ================  =============   ================

Wright Major Blue Chip Equities Fund --
   Sold..................................................    4,760,136    $  67,735,960       2,262,400     $  27,942,197
   Issued to shareholders in payment of distributions declared   9,628          140,885         171,868         2,268,398
   Reacquired.............................................  (1,415,667)     (20,919,703)     (1,017,149)      (13,267,151)
                                                            -----------   --------------     -----------    --------------

     Net increase.........................................   3,354,097    $  46,957,142       1,417,119     $  16,943,444
                                                            ============= ==============  =============    ===============


                                                                  Six Months Ended                     Year Ended
                                                              June 30, 1999 (Unaudited)             December 31, 1998
                                                              -------------------------------------------------------------
                                                              Shares            Amount          Shares            Amount
---------------------------------------------------------------------------------------------------------------------------


Wright International Blue Chip Equities Fund -- Standard Shares:
   Sold...................................................   2,726,406    $  42,224,583       6,595,651     $ 110,930,477
   Issued to shareholders in payment of distributions
    declared..............................................     169,178        2,578,270         566,574         8,776,474
   Reacquired.............................................  (6,444,593)     (99,557,964)     (8,370,704)     (137,958,821)
                                                            -----------   --------------     -----------    --------------

     Net decrease.........................................  (3,549,009)   $ (54,755,111)     (1,208,479)    $ (18,251,870)
                                                            ============= =================  ============= =================


Wright International Blue Chip Equities Fund -- Institutional Shares:
   Issued to shareholders in payment of distributions
    declare...............................................      73,518     $    602,849         249,025      $  2,139,120
   Reacquired.............................................     (55,918)        (465,000)     (3,070,822)      (27,056,001)
                                                            -----------   --------------     -----------    --------------

   Net increase (decrease)................................      17,600     $    137,849      (2,821,797)    $ (24,916,881)
                                                            ============= =================  ============= =================


-------------------------------------------------------------------------------


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                             Six Months Ended June 30, 1999
                                 Wright Major Blue Chip
                                      Equities Fund
------------------------------------------------------------------------------
                                       (Unaudited)

Purchases.......................      $  67,608,428
                                      ================
Sales...........................      $  21,261,764
                                      ================

------------------------------------------------------------------------------

     Increases and decreases in each fund's investment in its corresponding Portfolio for the six months ended June 30, 1999 were as follows:

                     WBC           WJBC            WIBC
-------------------------------------------------------------------------------
                                (Unaudited)

Increases..... $ 21,985,098    $ 1,784,806    $ 42,291,250
Decreases..... (108,726,326)   (16,925,841)   (101,366,988)

------------------------------------------------------------------------------


(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 1999, as computed on a federal income tax basis, are as follows:

                                               Wright Major
                                                 Blue Chip
                                               Equities Fund
-------------------------------------------------------------------------------
                                                (Unaudited)

Aggregate cost..........................    $  88,787,751
                                             =============

Gross unrealized appreciation...........    $  21,454,693
Gross unrealized depreciation...........         (391,823)
                                             -------------

Net unrealized appreciation.............    $  21,062,870
                                             =============

-------------------------------------------------------------------------------

(7)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The funds did not have significant borrowings or allocated fees during the six months ended June 30, 1999.

WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------
Wright U.S. Treasury Money Market Fund (WTMM)(+)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (Unaudited)
------------------------------------------------------------------------------

ASSETS:
  Total investments, at amortized cost
   (Note 1A)..............................     $83,394,574
                                               ------------
    Total assets..........................     $83,394,574
                                               ------------


LIABILITIES:
  Cash overdraft..........................     $ 2,852,271
  Distributions payable...................         242,401
  Accrued management fees                           10,468
  Accrued expenses and other liabilities..          23,777
                                               ------------
    Total liabilities.....................     $ 3,128,917
                                               ------------

NET ASSETS................................     $80,265,657
                                               ==============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $80,265,657
                                               ------------


   Net assets applicable to outstanding shares $80,265,657
                                               ==============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING     80,265,657
                                               ==============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................           $1.00
                                               ==============


(+)The Wright U.S. Treasury Money Market Fund does not invest in a corresponding master portfolio. The amortized cost of securities held at June 30, 1999 is the same as the market value.

See notes to financial statements

                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
   Interest income........................     $ 2,005,431
                                               ------------
    Investment income.....................     $ 2,005,431
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $   154,911
   Administrator fee (Note 3).............          31,152
   Compensation of Trustees not affiliated with
    the investment adviser or administrator          1,357
   Custodian fee (Note 1C)................          24,748
   Transfer and dividend disbursing agent fees      29,544
   Printing...............................           2,938
   Audit services.........................          30,580
   Legal services.........................           2,530
   Registration costs.....................          16,430
   Miscellaneous..........................             197
                                               ------------
    Total expenses........................     $   294,387
                                               ------------

Deduct -
   Preliminary reduction of investment adviser fee
    (Note 3)..............................     $    93,179
                                               ------------
    Net expenses..........................     $   201,208
                                               ------------
      Net investment income...............     $ 1,804,223
                                               ------------
    Net increase in net assets from operations $ 1,804,223
                                               ==============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright U.S. Treasury Money Market Fund (WTMM)(+)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999        Dec. 31, 1998
------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   Net investment income........................................................     $  1,804,223          $  4,347,143
                                                                                      ------------          ------------

       Net increase in net assets resulting from operations.....................     $  1,804,223          $  4,347,143
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (1,804,223)         $ (4,347,143)
                                                                                      ------------          ------------

       Total distributions......................................................     $ (1,804,223)         $ (4,347,143)
                                                                                      ------------          ------------


   Fund share transactions (Note 5)(+) -
     Proceeds from shares sold..................................................     $107,108,188          $269,270,734
     Reinvestment of dividends..................................................        1,145,018             2,616,748
     Cost of shares reacquired..................................................     (119,310,541)         (267,623,266)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions...........     $(11,057,335)         $  4,264,216
                                                                                      ------------          ------------

       Net increase (decrease) in net assets....................................     $(11,057,335)         $  4,264,216

NET ASSETS:
   At beginning of period.......................................................       91,322,992            87,058,776
                                                                                      ------------          ------------

   At end of period.............................................................     $ 80,265,657          $ 91,322,992
                                                                                     =============         =============



(+) For WTMM, the Fund share transactions are at a net asset value of $1.00 per share.

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright U.S. Government Near Term Fund (WNTB)

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
   Investments in portfolio, at value
    (identified cost of $78,135,923) .....     $77,974,066
                                               ------------
  Total investments, at value (Note 1A)...     $77,974,066
  Receivable from adviser.................          14,600
                                               ------------
    Total assets..........................     $77,988,666
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $       135
  Distributions payable...................         337,744
  Accrued expenses and other liabilities..           8,950
                                               ------------
    Total liabilities.....................     $   346,829
                                               ------------
NET ASSETS................................     $ 77,641,837
                                               ==============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for Fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $  92,810,863
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)    (15,042,387)
  Unrealized depreciation of investments
   (computed on the basis of identified cost)       (161,857)
  Undistributed net investment income.....            35,218
                                               --------------

   Net assets applicable to outstanding shares  $  77,641,837
                                               ==============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING         7,712,856
                                               ==============

  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................           $10.07
                                               ==============
See notes to financial statements



                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
   Interest income allocated from portfolio    $ 2,601,066
   Expenses allocated from portfolio......        (251,611)
                                               ------------

    Investment income.....................     $ 2,349,455
                                               ------------

  Expenses -
   Administrator fee (Note 3).............     $     8,440
   Compensation of Trustees not affiliated with the
    investment adviser or administrator...           1,291
   Custodian fee (Note 1C)................           8,749
   Distribution expenses (Note 4).........         105,491
   Transfer and dividend disbursing agent fees      10,506
   Printing...............................           2,919
   Audit services.........................          21,016
   Legal services.........................           4,795
   Registration costs.....................          10,409
   Miscellaneous..........................             862
                                               ------------
    Total expenses........................     $   174,478
                                               ------------

Deduct -
   Preliminary reduction of distribution expenses by
    principal underwriter (Note 4)........     $    34,797
   Preliminary allocation of expenses to adviser
     (Note 3).............................          14,600
                                               ------------
    Total deductions......................     $    49,397
                                               ------------
    Net expenses..........................     $   125,081
                                               ------------
      Net investment income...............     $ 2,224,374
                                               ------------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investment transactions
   from portfolio (identified cost basis).     $   (53,189)
  Net change in unrealized appreciation
   (depreciation) of investments..........      (1,720,990)
                                               ------------

   Net realized and unrealized loss on
    investments...........................     $(1,774,179)
                                               ------------

    Net increase in net assets from operations $   450,195
                                               ==============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright U.S. Government Near Term Fund (WNTB)

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999       Dec. 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  2,224,374          $  5,381,356
     Net realized loss on investment transactions...............................          (53,189)              (45,687)
     Change in unrealized appreciation (depreciation) of investments............       (1,720,990)              580,238
                                                                                      ------------          ------------

       Net increase in net assets resulting from operations.....................     $    450,195          $  5,915,907
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (2,186,423)         $ (5,565,401)
                                                                                      ------------          ------------

       Total distributions......................................................     $ (2,186,423)         $ (5,565,401)
                                                                                      ------------          ------------


   Fund share transactions (Note 5) -
     Proceeds from shares sold..................................................     $  7,286,190          $ 16,447,345
     Reinvestment of dividends..................................................        1,044,421             3,163,303
     Cost of shares reacquired..................................................      (20,874,090)          (30,604,406)
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions......................     $(12,543,479)         $(10,993,758)
                                                                                      ------------          ------------

       Net decrease in net assets...............................................     $(14,279,707)         $(10,643,252)

NET ASSETS:
   At beginning of period.......................................................       91,921,544           102,564,796
                                                                                      ------------          ------------

   At end of period.............................................................     $ 77,641,837          $ 91,921,544
                                                                                     =============         =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $     35,218          $    (2,733)
                                                                                     =============         =============
See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright U.S. Treasury Fund (WUSTB)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
   Investments in portfolio, at value
    (identified cost of $54,097,856) .....     $54,976,361
                                               ------------

  Total investments, at value (Note 1A)...     $54,976,361
  Receivable for fund shares sold.........           5,000
  Receivable from adviser.................          10,200
                                               ------------
    Total assets..........................     $54,991,561
                                               ------------


LIABILITIES:
  Distributions payable...................     $   240,339
  Accrued expenses and other liabilities..           8,579
                                               ------------
    Total liabilities.....................     $   248,918
                                               ------------


NET ASSETS................................     $54,742,643
                                               ==============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $53,466,309
  Accumulated net realized gain on investments
   (computed on the basis of identified cost)      390,996
  Unrealized appreciation of investments
   (computed on the basis of identified cost)      878,505
  Undistributed net investment income.....           6,833
                                               ------------

   Net assets applicable to outstanding shares $54,742,643
                                               ==============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING      4,053,420
                                               ==============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................          $13.51
                                               ==============
See notes to financial statements



                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
   Interest income allocated from portfolio    $ 1,869,904
   Expenses allocated from portfolio......        (181,712)
                                               ------------

    Investment income.....................     $ 1,688,192
                                               ------------

  Expenses -
   Administrator fee (Note 3).............     $     6,208
   Compensation of Trustees not affiliated with the
    investment adviser or administrator...           2,066
   Custodian fee (Note 1C)................           9,440
   Distribution expenses (Note 4).........          77,212
   Transfer and dividend disbursing agent fees       8,742
   Printing...............................           2,045
   Audit services.........................           2,900
   Legal services.........................          26,461
   Registration costs.....................           9,886
   Miscellaneous..........................             860
                                               ------------
    Total expenses........................     $   145,820
                                               ------------

Deduct -
   Preliminary reduction of distribution expenses by
    principal underwriter (Note 4)........     $    37,766
   Preliminary allocation of expenses to adviser
    (Note 3)..............................          10,200
                                               ------------
    Total deductions......................     $    47,966
                                               ------------

    Net expenses..........................     $    97,854
                                               ------------

      Net investment income...............     $ 1,590,338
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   from portfolio (identified cost basis).     $   392,786
  Net change in unrealized appreciation
   (depreciation) of investments..........      (4,192,714)
                                               ------------

   Net realized and unrealized loss on
    investments...........................     $(3,799,928)
                                               ------------

    Net decrease in net assets from operations $(2,209,590)
                                               ==============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright U.S. Treasury Fund (WUSTB)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999         Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,590,338          $  3,662,667
     Net realized gain on investment transactions...............................          392,786               984,728
     Change in unrealized appreciation (depreciation) of investments............       (4,192,714)            2,386,702
                                                                                      ------------          ------------

       Net increase (decrease) in net assets resulting from operations..........     $ (2,209,590)         $  7,034,097
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (1,583,505)         $ (3,755,230)
     From net realized gain.....................................................         (224,612)             (751,891)
                                                                                      ------------          ------------

       Total distributions......................................................     $ (1,808,117)         $ (4,507,121)
                                                                                      ------------          ------------


   Fund share transactions (Note 5) -
     Proceeds from shares sold..................................................     $  6,332,710          $ 18,684,432
     Reinvestment of dividends..................................................        1,060,476             3,313,736
     Cost of shares reacquired..................................................      (15,889,194)          (31,426,843)
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions......................     $ (8,496,008)         $ (9,428,675)
                                                                                      ------------          ------------

       Net decrease in net assets...............................................     $(12,513,715)         $ (6,901,699)

NET ASSETS:
   At beginning of period.......................................................       67,256,358            74,158,057
                                                                                      ------------          ------------

   At end of period.............................................................     $ 54,742,643          $  67,256,358
                                                                                     =============         =============

UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $      6,833          $          -
                                                                                     =============         =============

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright Total Return Bond Fund (WTRB)(+)


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $105,408,146
    Unrealized depreciation...............      (2,598,982)
                                               ------------
  Total investments, at value (Note 1A)...     $102,809,164

  Cash....................................         226,701
  Receivable for fund shares sold.........           3,939
  Interest receivable.....................       1,581,697
  Receivable from investment adviser......          21,625
                                               ------------
    Total assets..........................     $104,643,126
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $    28,792
  Distributions payable...................         475,491
  Accrued expenses and other liabilities..          18,944
                                               ------------
    Total liabilities.....................     $   523,227
                                               ------------

NET ASSETS................................     $104,119,899
                                               ==============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $105,988,496
  Accumulated undistributed net realized gain
   on investments (computed on the basis of
   identified cost).......................          740,087
  Unrealized depreciation of investments
   (computed on the basis of identified cost)    (2,598,982)
  Distributions in excess of net investment income   (9,702)
                                               ------------

   Net assets applicable to outstanding shares $104,119,899
                                               ==============
  SHARES OF BENEFICIAL INTEREST OUTSTANDING       8,338,191
                                               ==============
  NET ASSET VALUE, OFFERING PRICE, AND
   REDEMPTION PRICE PER SHARE OF
   BENEFICIAL INTEREST....................           $12.49
                                               ==============



(+)The Wright Total Return Bond Fund does not invest in a corresponding master portfolio.
See notes to financial statements



                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
   Interest income........................     $ 3,473,383
                                               ------------

    Investment income.....................     $ 3,473,383
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $   230,655
   Administrator fee (Note 3).............          52,397
   Compensation of Trustees not affiliated with the
    investment adviser or administrator...           1,402
   Custodian fee (Note 1C)................          17,045
   Distribution expenses (Note 4).........         141,527
   Transfer and dividend disbursing agent fees      26,639
   Printing...............................           1,959
   Audit services.........................          32,074
   Legal services.........................           1,750
   Registration costs.....................          15,938
   Miscellaneous..........................           9,737
                                               ------------
    Total expenses........................     $   531,123
                                               ------------

Deduct -
   Preliminary reduction of investment adviser fee
    (Note 3)..............................     $    21,625
                                               ------------
    Net expenses..........................     $   509,498
                                               ------------
      Net investment income...............     $ 2,963,885
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   740,668
  Net change in unrealized appreciation
   (depreciation) of investments..........      (7,997,407)
                                               ------------
   Net realized and unrealized loss on
    investments...........................     $(7,256,739)
                                               ------------

    Net decrease in net assets from operations $(4,292,854)
                                               ==============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright Total Return Bond Fund (WTRB)

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999        Dec. 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  2,963,885          $  4,885,375
     Net realized gain on investment transactions...............................          740,668               839,997
     Change in unrealized appreciation (depreciation) of investments............       (7,997,407)            2,803,169
                                                                                      ------------          ------------

       Net increase (decrease) in net assets resulting from operations..........     $ (4,292,854)         $  8,528,541
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income -...............................................     $ (2,963,253)         $ (4,935,698)
     From net realized gain.....................................................                -            (1,048,957)
     In excess of realized gains................................................                -                (6,717)
                                                                                      ------------          ------------

       Total distributions......................................................     $ (2,963,253)         $ (5,991,372)
                                                                                      ------------          ------------


   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $ (4,561,344)         $ 33,396,518
                                                                                      ------------          ------------

       Net increase (decrease) in net assets....................................     $(11,817,451)         $ 35,933,687

NET ASSETS:
   At beginning of period.......................................................      115,937,350            80,003,663
                                                                                      ------------          ------------

   At end of period.............................................................     $104,119,899          $115,937,350
                                                                                     =============         =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $     (9,702)         $    (10,334)
                                                                                     =============         =============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright Current Income Fund (WCIF)


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Investment in portfolio, at value (identified
      cost of $105,075,238)...............     $103,443,048
                                               ------------
  Total investments, at value (Note 1A)...     $103,443,048
  Receivable for fund shares sold.........               8
  Receivable from adviser.................          10,250
                                               ------------
    Total assets..........................     $103,453,306
                                               ------------

LIABILITIES:
  Distributions payable...................     $   512,782
  Accrued expenses and other liabilities..           9,679
                                               ------------
    Total liabilities.....................     $   522,461
                                               ------------

NET ASSETS................................     $102,930,845
                                               ==============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $105,923,844
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................      (1,152,306)
  Unrealized depreciation of investments
   (computed on the basis of identified cost)   (1,632,190)
  Distributions in excess of net investment
   income.................................        (208,503)
                                               ------------

   Net assets applicable to outstanding shares $102,930,845
                                               ==============
Computation of net asset value, offering and redemption price per share:
  Standard Shares:
   Net assets.............................     $ 79,961,421
                                               ==============
   Shares of beneficial interest outstanding      7,776,245
                                               ==============
   Net asset value, offering price, and
    redemption price per share of
    beneficial interest...................     $     10.28
                                               ==============
  Institutional Shares:
   Net assets.............................     $ 22,969,424
                                               ==============
   SHARES OF BENEFICIAL INTEREST OUTSTANDING      2,347,065
                                               ==============
   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................     $       9.79
                                               ==============
See notes to financial statements


                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
   Interest income allocated from portfolio    $ 3,715,044
   Expenses allocated from portfolio......        (317,941)
                                               ------------
    Investment income.....................     $ 3,397,103
                                               ------------

  Expenses -
   Administrator fee (Note 3).............     $    10,394
   Compensation of Trustees not affiliated with the
    investment adviser or administrator...           1,305
   Custodian fee  -
    Standard shares (Note 1C).............          15,855
    Institutional shares (Note 1C)........           8,006
   Distribution expenses  -
    Standard shares (Note 4)..............         107,107
   Transfer and dividend disbursing agent fees
    Standard shares.......................          10,253
    Institutional shares..................           2,730
   Printing...............................             964
   Audit services.........................           5,890
   Legal services.........................           1,795
   Registration costs -
    Standard shares.......................           9,200
    Institutional shares..................           5,737
   Miscellaneous..........................           5,263
                                               ------------
    Total expenses........................     $   184,499
                                               ------------

  Deduct -
   Preliminary reduction of distribution expenses
    - Standard shares
      by principal underwriter (Note 4)...     $    17,946
   Preliminary allocation of expenses to adviser
    (Note 3)..............................          10,250
                                               ------------
    Total deductions......................     $    28,196
                                               ------------
    Net expenses..........................     $   156,303
                                               ------------
      Net investment income...............     $ 3,240,800
                                               ------------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $   (98,697)
  Change in unrealized appreciation
   (depreciation) of investments..........      (3,774,755)
                                               ------------

   Net realized and unrealized loss on
    investments............................     (3,873,452)
                                               ------------

    Net decrease in net assets from operations $  (632,652)
                                               ==============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright Current Income Fund (WCIF)

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999         Dec. 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  3,240,800          $  6,436,356
     Net realized loss on investment transactions...............................          (98,697)             (142,545)
     Change in unrealized appreciation (depreciation) of investments............       (3,774,755)              406,744
                                                                                      ------------          ------------

       Net increase (decrease) in net assets resulting from operations..........     $   (632,652)         $  6,700,555
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income -
       Standard shares..........................................................     $ (2,523,691)         $ (5,063,570)
       Institutional shares.....................................................         (694,777)           (1,363,651)
     In excess of net investment income - Standard shares.......................                -                (4,167)
                                                                                      ------------          ------------

       Total distributions......................................................     $ (3,218,468)         $ (6,431,388)
                                                                                      ------------          ------------


   Net increase (decrease) in net assets
     from Fund share transactions (Note 5) -
       Standard shares..........................................................     $ (7,288,111)         $ 13,841,664
       Institutional shares.....................................................          577,323             1,363,651
                                                                                      ------------          ------------

       Net increase (decrease) in net assets from fund share transactions.......     $ (6,710,788)         $ 15,205,315
                                                                                      ------------          ------------

       Net increase (decrease) in net assets....................................     $(10,561,908)         $ 15,474,482

NET ASSETS:
   At beginning of period.......................................................      113,492,753            98,018,271
                                                                                      ------------          ------------

   At end of period.............................................................     $102,930,845          $113,492,753
                                                                                     =============         =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $   (208,503)         $   (230,835)
                                                                                     =============         =============

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Financial Highlights

                                                                           Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
Wright U.S. Treasury Money Market Fund             1999(4)      1998          1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period...........   $1.00        $1.00        $1.00        $1.00         $1.00        $1.00

Income from investment operations:
   Net investment income(1)....................   0.020       0.0460      0.04739      0.04745       0.05212      0.03494
                                                --------     --------     --------    --------      --------      --------

   Total from investment operations............   0.020        0.0460       0.04739      0.04745       0.05212      0.03494

Less distributions:
   Dividends from Investment income............  (0.020)      (0.0460)     (0.04739)    (0.04745)     (0.05212)      (0.03494)
   Distributions from capital gains............    -            -            -            -             -            -
   Return of capital...........................    -            -            -            -             -            -
                                                  --------     --------     --------     --------     --------      --------

   Total distributions......................     (0.020)      (0.0460)     (0.04739)    (0.04745)    (0.05212)     (0.03494)
                                                 --------     --------     --------     --------     --------     --------

Net asset value, end of period.................  $1.00        $1.00        $1.00        $1.00         $1.00        $1.00
                                                 =========    =========    =========    =========    =========    =========

Total return(2)................................   4.10%        4.73%        4.84%        4.85%         5.34%        3.55%

Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..... $80,266       $91,323      $87,059      $95,184      $45,889      $68,877
   Ratio of total expenses to average net
    assets(1)..................................   0.45%(5)      0.45%        0.45%        0.45%(3)     0.46%(3)     0.45%
   Ratio of net income to average net assets(1)   4.04%(5)      4.61%        4.74%        4.73%        5.22%        3.77%

-------------------------------------------------------------------------------------------------------------------------------

(1)During each of the above periods, the investment adviser voluntarily reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

Net investment income per share................  $ 0.01896    $ 0.04440     $0.04599     $0.04524     $0.05120     $0.03253
                                                 =========    =========    =========    =========    =========    =========
Ratios (as a percentage of average daily net assets):
   Expenses....................................     0.66%(5)      0.61%        0.59%        0.67%        0.65%        0.71%
                                                 =========    =========    =========    =========    =========    =========
   Net investment income ......................     3.83%(5)      4.45%        4.60%        4.51%        5.03%        3.51%
                                                 =========    =========    =========    =========    =========    =========

---------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been as follows:

                                                                                            1996         1995
-------------------------------------------------------------------------------------------------------------------------------
   Actual ratio of net expenses                                                             0.44%        0.45%
--------------------------------------------------------------------------------------------------------------------------------

(4)For the six months ended June 30, 1999 (unaudited).
(5)Annualized.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------
Financial Highlights


                                                                                  Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
Wright U.S. Government Near Term Fund             1999(6)       1998          1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 10.270     $ 10.240     $  10.240    $  10.450    $   9.920     $ 10.840
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:
   Net investment income(1).................     $  0.265     $  0.549     $   0.599    $   0.606    $   0.631     $  0.588
   Net realized and unrealized gain (loss)..       (0.204)       0.048+       (0.010)      (0.212)       0.524       (0.920)
                                                 --------     --------     --------     --------     --------      --------

     Total income (loss)
     from investment operations.............     $  0.061     $  0.597     $   0.589    $   0.394    $   1.155     $ (0.332)
                                                 --------     --------     --------     --------     --------      --------

Less distributions:
     Dividends from investment income.......     $ (0.261)    $ (0.567)    $  (0.589)   $  (0.604)   $  (0.625)    $ (0.588)
     Distributions from capital gains.......        -            -             -            -            -            -
     Return of capital......................        -            -             -            -            -            -
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 10.070     $ 10.270     $  10.240    $  10.240    $  10.450     $  9.920
                                                 =========    =========    =========    =========    =========     ========
Total return(2).............................        0.61%        5.98%        5.93%         3.91%       11.93%      (3.10%)

Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..     $  77,642    $ 91,922     $102,565     $ 130,325    $ 143,600     $212,122
   Ratio of total expenses to average net assets     0.91%(4)(7) 0.88%(4)     0.87%(4)      0.80%        0.80%        0.70%
   Ratio of expenses after custodian fee
     reduction to average net assets(5).....        -            0.87%(4)       -            -           -            -
   Ratio of net income to average net assets        5.26%(7)     5.38%        5.82%         5.90%        6.20%        5.70%
   Portfolio turnover rate(3)...............            -           -            4%           28%          21%          33%

-------------------------------------------------------------------------------------------------------------------------------

(1)During the period ended June 30,1999 and during the years ended December 31, 1998 and 1997, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees, a reduction in administrator fees, or a combination, thereof. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   1999(6)      1998          1997
                                                   ---------------------------------

     Net investment income per share........     $  0.259     $  0.546     $   0.597
                                                 =========    =========    =========
     Ratios (As a percentage of average net assets):
         Expenses...........................        1.02%(4)(7)  0.91%(4)      0.89%(4)
                                                 =========    =========    =========
         Expenses after custodian fee reduction     -            0.90%(4)       -
                                                 =========    =========    =========
         Net investment income..............        5.15%(7)     5.35%         5.80%
                                                 =========    =========    =========
-------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities. The portfolio turnover rate for the period since the fund transferred substantially all of its investable assets to the portfolio is shown in the portfolio's financial statements which are included elsewhere in this report.
(4)Includes each fund's share of its corresponding portfolio's allocated expenses.
(5)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995.
(6)For the six months ended June 30, 1999 (unaudited).
(7)Annualized.
(+)Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amounts per share of realized and unrealized gains and losses at such times.
See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Financial Highlights


                                                                           Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
Wright U.S. Treasury Fund                          1999(7)      1998          1997         1996(3)      1995         1994
---------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 14.400     $ 13.950     $  13.580    $  14.710    $  12.250     $ 14.360
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:
   Net investment income(1).................     $  0.356     $  0.724     $   0.721    $   0.769    $   0.880     $  0.880
   Net realized and unrealized gain (loss)..       (0.843)       0.632         0.462       (0.973)       2.458       (2.110)
                                                 --------     --------     --------     --------     --------      --------

     Total income (loss)
     from investment operations.............     $ (0.487)    $  1.356     $   1.183    $  (0.204)   $   3.338     $ (1.230)
                                                 --------     --------     --------     --------     --------      --------

Less distributions:
   Dividends from investment income.........     $ (0.354)    $ (0.741)    $  (0.703)   $  (0.756)   $  (0.878)    $ (0.880)
   Distributions from capital gains.........       (0.049)      (0.165)       (0.110)      (0.170)       -            -
   Return of capital........................        -                          -            -            -            -
                                                 --------     --------     --------     --------     --------      --------


     Total distributions....................     $ (0.403)    $ (0.906)    $  (0.813)   $  (0.926)   $  (0.878)    $ (0.880)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 13.510     $ 14.400     $  13.950    $  13.580    $  14.710     $ 12.250
                                                 =========    =========    =========    =========    =========    =========
Total return(2).............................       (3.42%)        9.95%        9.09%       (1.23%)       28.18%       (8.66%)

Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..     $  54,743    $  67,256    $  74,158    $  54,978    $  15,156     $ 16,658
     Ratio of total expenses to average
      net assets............................        0.94%(5)(8)   0.94%(5)      1.01%(5)    0.90%        0.90%        0.90%
     Ratio of net expenses after custodian fee
         reduction to average net assets(6).        0.91%(5)(8)   0.90%(5)      0.87%(5)      -            -            -
     Ratio of net income to average net assets      5.15%(8)      5.09%         5.34%       5.50%        6.60%        6.90%
   Portfolio turnover rate(4)...............           -            -              1%         65%           8%           1%

--------------------------------------------------------------------------------------------------------------------------------

(1)During the period ended June 30, 1999 and during each of the five years ended
   December 31, 1998, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees by the distributor, a reduction in administrator fees, or a combination thereof. Had such action not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                   1999(7)      1998          1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------------

Net investment income per share.............     $  0.346     $  0.721     $   0.720    $   0.769    $   0.827     $  0.854
                                                 =========    =========    =========    =========    =========    =========
Ratios (as a percentage of average net assets):

   Expenses   ..............................        1.09%(5)(8)  0.96%(5)      1.02%(5)     0.90%        1.20%        1.10%
                                                 =========    =========    =========    =========    =========    =========
   Expenses after custodian fee reduction...        1.06%(5)(8)  0.92%(5)      0.89%(5)        -            -            -
                                                 =========    =========    =========    =========    =========    =========
   Net investment income....................        5.00%(8)     5.07%         5.33%        5.50%        6.20%        6.70%
                                                 =========    =========    =========    =========    =========    =========

---------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Certain of the per share data are based on average shares outstanding.
(4)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities. The portfolio turnover rate for the period since the fund transferred substantially all of its investable assets to the portfolio is shown in the portfolio's financial statements which are included elsewhere in this report.
(5)Includes each fund's share of its corresponding portfolio's allocated expenses.
(6)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995.
(7)For the six months ended June 30, 1999 (unaudited).
(8)Annualized.

See notes to financial statements


Wright Managed Income Trust
-------------------------------------------------------------------------------
Financial Highlights


                                                                           Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
Wright Total Return Bond Fund                      1999(4)      1998          1997         1996(3)      1995         1994
-------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 13.310     $ 12.930     $  12.500    $  13.120    $  11.430     $ 13.010
                                                 --------     --------     ---------     --------     --------      --------

Income (loss) from investment operations:
   Net investment income(1).................     $  0.335     $  0.680     $   0.690    $   0.720    $   0.758     $  0.740
   Net realized and unrealized gain (loss)..       (0.820)       0.524         0.427       (0.631)       1.685       (1.580)
                                                 --------     --------     ---------     --------     --------      --------

     Total income (loss)
     from investment operations.............     $ (0.485)    $  1.204     $   1.117    $   0.089    $   2.443     $ (0.840)
                                                 ---------    --------     ---------     --------     --------      --------

Less distributions:
   Dividends from investment income.........     $ (0.335)    $ (0.690)    $  (0.687)   $  (0.709)   $  (0.753)    $ (0.740)
   Distributions from capital gains.........        -           (0.133)        -            -            -            -
   In excess of net realized gain on investments    -           (0.001)        -            -            -            -
                                                 --------     --------     --------     --------     --------      --------

     Total distributions....................     $ (0.335)    $ (0.824)    $  (0.687)   $  (0.709)   $  (0.753)    $ (0.740)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 12.490     $ 13.310     $ 12.930     $ 12.500     $  13.120     $ 11.430
                                                 =========    =========    =========    =========    =========    =========

Total return(2).............................       (3.69%)       9.56%        9.25%        0.87%        21.97%      (6.57%)

Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..     $104,120     $115,937     $ 80,004     $ 91,382     $ 122,762     $143,497
   Ratio of total expenses to average net assets    0.90%(5)     0.90%        0.90%        0.80%         0.80%        0.80%
   Ratio of net income to average net assets        5.24%(5)     5.18%        5.50%        5.70%         6.20%        6.10%
   Portfolio turnover rate..................          19%          26%          34%          96%           50%          32%

------------------------------------------------------------------------------------------------------------------------------

(1)For the period ended June 30, 1999, the investment  adviser  reduced its fee.
   Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   1999(4)

     Net investment income per share........     $  0.332
                                                 =========
   Ratios (As a percentage of average net assets):
         Expenses...........................         0.94%(5)
                                                 =========
         Net investment income..............         5.28%(5)
                                                 =========

----------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Certain of the per share data are based on average shares  outstanding
(4)For the six months ended June 30, 1999 (unaudited).
(5)Annualized.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Financial Highlights


                                                                            Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------
Wright Current Income Fund                         1999(5)        1998          1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------

                                                                               Standard Shares
------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........     $ 10.660     $ 10.630     $  10.430    $  10.670    $   9.710    $ 10.750
                                                 --------     --------     --------     --------     --------     --------

Income (loss) from investment operations:
   Net investment income(1).................     $  0.279     $  0.646     $   0.658    $   0.674    $   0.696    $  0.690
   Net realized and unrealized gain (loss)..       (0.353)       0.028         0.206       (0.239)       0.955      (1.040)
                                                 --------     --------     --------     --------     --------     --------

       Total income (loss)
       from investment operations...........     $ (0.074)    $  0.674     $   0.864    $   0.435    $   1.651    $ (0.350)
                                                 --------     --------     --------     --------     --------     --------


Less distributions:
   Dividends from investment income.........     $ (0.306)    $ (0.643)    $  (0.664)   $  (0.675)   $  (0.691)   $ (0.690)(*)
   Distributions from capital gains.........        -            -             -
   In excess of net investment income.......        -           (0.001)        -            -            -           -
                                                 --------     --------     --------     --------     --------     --------

       Total distributions..................     $ (0.306)    $ (0.644)    $  (0.664)   $  (0.675)   $  (0.691)   $ (0.690)
                                                 --------     --------     --------     --------     --------     --------

Net asset value, end of period..............     $ 10.280     $ 10.660     $  10.630    $  10.430    $  10.670    $  9.710
                                                 =========    =========    =========    =========    =========    =========

Total return(2).............................       (0.71%)       6.51%         8.56%        4.31%       17.46%       (3.30%)

Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..     $  80,452    $  90,262    $  76,217    $  64,623    $  66,345     $84,178
   Ratio of total expenses to average net assets    0.90%(4)(6)   0.90%(4)     0.89%(4)     0.90%(4)     0.90%(4)    0.80%
   Ratio of net income to average net assets        5.93%(4)(6)   6.03%        6.44%        6.50%        6.80%       6.90%
   Portfolio turnover rate(3)...............        -            -             3.00%        9.00%       26.00%      10.00%

-------------------------------------------------------------------------------------------------------------------------------

(*)Includes distribution in excess of net investment income of $.00013 per share.
(1)For the period ended June 30, 1999 and for the years ended December 31, 1998 and 1997, the distributor and/or the administrator reduced its fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   1999(5)       1998         1997
                                                  --------     --------     --------

     Net investment income per share........     $  0.283     $  0.644     $   0.652
                                                 =========    =========    =========
     Ratios (As a percentage of average net assets):
         Expenses...........................        0.98%(4)(6)   0.92%(4)     0.95%(4)
                                                 =========    =========    =========
         Net investment income..............        6.01%(4)(6)   6.01%        6.38%
                                                 =========    =========    =========
---------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities. The portfolio turnover rate for the period since the fund transferred substantially all of its investable assets to the portfolio is shown in the portfolio's financial statements which are included elsewhere in this report.
(4)Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(5)For the six months ended June 30, 1999 (unaudited).
(6)Annualized.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Financial Highlights


                                                                                  Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
Wright Current Income Fund - continued                                        1999(6)      1998         1997(*)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                   Institutional Shares
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........                               $  10.150    $  10.120    $  10.000
                                                                           ----------    ----------   ---------

Income (loss) from investment operations:
   Net investment income(1).................                               $   0.280    $   0.619    $   0.313
   Net realized and unrealized gain (loss)..                                  (0.340)       0.026        0.120
                                                                           ----------    ---------   ----------

       Total income (loss)
       from investment operations...........                               $  (0.060)   $   0.645    $   0.433
                                                                            ---------     --------     --------


Less distributions:
   Dividends from investment income.........                               $  (0.300)   $  (0.615)   $  (0.313)(5)
   Distributions from capital gains.........                                   -
   Return of capital........................                                   -            -
                                                                             ---------     --------     --------

       Total distributions..................                               $  (0.300)   $  (0.615)   $  (0.313)
                                                                            ----------     --------     --------

Net asset value, end of period..............                               $   9.790    $  10.150    $  10.120
                                                                           =========    =========    =========

Total return(2).............................                                  (0.62%)       6.56%        4.40%

Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..                               $  22,479    $  23,231    $  21,801
   Ratio of total expenses to average net assets                               0.76%(3)(4)  0.75%(3)     0.48%(3)(4)
   Ratio of net income to average net assets                                   6.08%(4)     6.11%        4.70%(4)
   Portfolio turnover rate(3)...............                                   -            -            2.00%

-----------------------------------------------------------------------------------------------------------------------------------

(1)For the period ended June 30, 1999 and for the years ended December 31, 1998 and 1997, the operating expenses of the fund were reduced by a reduction in distribution fees by the distributor and/or the administrator. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                              1999(6)      1998         1997(*)
---------------------------------------------------------------------------------------------------------------------------

   Net investment income per share..........                               $   0.282    $   0.644    $   0.652
                                                                           =========    =========    =========
   Ratios (as a percentage of average net assets):
     Expenses...............................                                   0.80%(3)(4)  0.92%(3)     0.95%(3)
                                                                           =========    =========    =========
     Net investment income..................                                   6.12%(4)     6.01%        6.38%
                                                                           =========    =========    =========

-------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Includes  each  fund's  share  of  its  corresponding  portfolio's  allocated expenses.
(4)Annualized.
(5)Includes  distribution  in excess of net  investment income of $0.00001 per share.
(6)For the six months ended June 30, 1999 (unaudited).
(*)For the period  from July 7, 1997  (inception  of  offering  of  institutional shares) to December 31, 1997.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)



(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Treasury Money Market Fund (WTMM) series, Wright U.S. Government Near Term Fund (WNTB) series, Wright U.S. Treasury Fund (WUSTB) series, Wright Total Return Bond Fund
(WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WNTB, WUSTB, and WCIF invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. WNTB invests its assets in the Near Term Portfolio, WUSTB invests its assets in the U.S. Treasury Portfolio, and WCIF invests its assets in the Current Income Portfolio. The value of each fund's investment in its corresponding Portfolio reflects the fund's proportionate interest in the net assets of that Portfolio (99.9%, 99.9%, and 99.9% at June 30, 1999 for WNTB, WUSTB, and WCIF, respectively). The performance of each fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - For WTRB investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. WTMM's money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes marke value. WTMM's use of amortized cost is subject to the fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Valuation of securities by WNTB, WUSTB, and WCIF are discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Interest Income - For WTMM and WTRB, interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The income is accrued ratably to the date of maturity on the investments of the funds. The net investment income of WNTB, WUSTB, and WCIF consists of the fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with generally accepted accounting principles.

C. Expense Reduction - The funds have entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balance is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1998, the Trust, for federal income tax purposes, had capital loss carryovers of $24,852 (WTMM), $14,989,198 (WNTB), and $1,025,395 (WCIF)
     which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

      12/31         WTMM            WNTB            WCIF
-------------------------------------------------------------------------------

      1999       $      --     $ 4,467,443      $      --
      2000              939      2,957,673             --
      2001              --             --              --
      2002            3,236      6,936,070         676,782
      2003              --         376,568         215,933
      2004           13,981            --          113,252
      2005            4,550        188,862          19,428
      2006            2,146         62,582             --
-------------------------------------------------------------------------------

     At December 31, 1998, net capital losses of $12,374 for WTMM attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day of the fund's current taxable year.

E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

G. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution, service fees and other class specific expenses. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At June 30, 1999, only WCIF had an institutional share class.

H. Interim Financial Information - The interim financial statements relating to June 30, 1999 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.


(2)  DISTRIBUTIONS

     Each fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes, be classified as distributions in excess of net investment income or accumulated net realized gains.


(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 1999, for WTMM, and WTRB the effective annual rate was 0.35% and 0.41%, respectively. The Portfolios have engaged Wright to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the funds, Wright made a preliminary reduction of its investment adviser fee by $93,179 and $21,625 for WTMM and WTRB, respectively. Additionally, $14,600, $10,200 and $10,250 of expenses were allocated to the investment adviser on a preliminary basis for WNTB, WUSTB and WCIF, respectively.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 1999, the effective annual rate was 0.07% for WTMM, 0.03% for WNTB, 0.03% for WUSTB, 0.10% for WTRB, and 0.03% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds, except WTMM, will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, at an annual rate of 0.25% of the average daily net assets of each fund for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WNTB, WUSTB, and WCIF, the Principal Underwriter made a preliminary reduction of its fee by $34,797, $37,766, and $17,946, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the six months ended June 30, 1999, the funds did not accrue or pay any service fees.


 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:


                                                                   Six Months Ended                    Year Ended
                                                               June 30, 1999 (Unaudited)            December 31, 1998
                                                               ---------------------------------------------------------
                                                               Shares            Amount         Shares            Amount
------------------------------------------------------------------------------------------------------------------------


Wright U.S. Government Near Term Fund --
     Sales...............................................      724,074    $   7,286,190       1,605,556      $ 16,447,345
     Issued to shareholders in payment of
       distributions declared.............................     125,463        1,044,421         314,121         3,163,303
     Redemptions..........................................  (2,083,637)     (20,874,090)     (2,989,009)      (30,604,406)
                                                            ----------    -------------      ----------     -------------

         Net decrease.....................................  (1,234,100)   $ (12,543,479)     (1,069,332)    $ (10,993,758)
                                                            ============  ================   ============  ================

Wright U.S. TREASURY Fund --
     Sales................................................     453,938    $   6,332,710       1,302,718     $  18,684,432
     Issued to shareholders in payment
       of distributions declared..........................      89,765        1,060,476         231,734         3,313,736
     Redemptions..........................................  (1,161,637)     (15,889,194)     (2,179,531)      (31,426,843)
                                                            ----------    -------------      ----------     -------------

         Net decrease.....................................    (617,934)   $  (8,496,008)       (645,079)    $  (9,428,675)
                                                            ============  ================   ============  ================


Wright Total Return Bond Fund --
     Sales................................................   2,136,310    $  27,462,470       3,355,655     $  44,394,191
     Issued to shareholders in payment
       of distributions declared..........................     171,030        1,860,246         344,502         4,544,209
     Redemptions..........................................  (2,676,855)     (33,884,060)     (1,178,486)      (15,541,882)
                                                            ----------    -------------      ----------     -------------

         Net increase (decrease)..........................    (369,515)   $  (4,561,344)      2,521,671      $ 33,396,518
                                                            ============  ================   ============  ================


Wright Current Income Fund -- Standard Shares
     Sales................................................     969,707    $  10,142,213       2,263,717      $ 24,121,027
     Issued to shareholders in payment
       of distributions declared..........................     148,902        1,299,438         310,036         3,306,097
     Redemptions..........................................  (1,808,399)     (18,729,762)     (1,275,036)      (13,585,460)
                                                            ----------    -------------      ----------     -------------

         Net increase (decrease)..........................    (689,790)   $  (7,288,111)      1,298,717      $ 13,841,664
                                                            ============  ================   ============  ================

Wright Current Income Fund -- Institutional Shares
     Issued to shareholders in payment
       of distributions declared..........................      57,521    $     577,323         134,484     $   1,363,651
                                                            ----------    -------------      ----------     -------------

         Net increase.....................................      57,521    $     577,323         134,484     $   1,363,651
                                                            ============  ================   ============  ================


(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                             Six Months Ended June 30, 1999
                                      Wright Total
                                    Return Bond Fund
-------------------------------------------------------------------------------
                                       (Unaudited)
Purchases --
   Non-U.S. Obligations               $  11,323,146
                                      ==============
   U.S. Gov't Obligations             $  11,542,051
                                      ==============

Sales --
   Non-U.S. Gov't Obligation          $   3,195,132
                                      ==============
   U.S. Gov't Obligations             $  17,881,996
                                      ==============

     Increases and decreases in each fund's investment in its corresponding Portfolio for the six months ended June 30, 1999 were as follows:

(Unaudited)              WNTB         WUSTB        WCIF
-------------------------------------------------------------------------------

Increases           $ 7,390,835  $ 6,366,941   $10,206,894
Decreases           (22,192,008) (16,608,489)  (19,994,239)


(7)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) at June 30, 1999, as computed on a federal income tax basis, are as follows:

                                          Wright Total Return
(Unaudited)                                    Bond Fund
------------------------------------------------------------------------------

Aggregate cost............................  $ 105,408,146
                                             =============
Gross unrealized appreciation.............  $     821,177
Gross unrealized depreciation.............     (3,420,159)
                                              ------------

Net unrealized depreciation...............  $  (2,598,982)
                                             =============

(8)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The funds did not have significant borrowings or allocated fees during the six months ended June 30, 1999.

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
------------------------------------------------------------------------------
Selected Blue Chip Equities Portfolio (SBCP)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (Unaudited)
------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $103,145,048
    Unrealized appreciation...............      38,507,886
                                               ------------
    Total investments, at value (Note 1A).     $141,652,934

  Cash....................................           1,697
  Dividends and interest receivable.......         119,661
  Deferred organization expenses (Note 1C)          17,948
                                               ------------
    Total Assets..........................     $141,792,240
                                               ------------


LIABILITIES:
  Payable for investments purchased.......     $ 1,694,810
  Accrued expenses and other liabilities..          16,542
                                               ------------
   Total Liabilities......................     $ 1,711,352
                                               ------------

NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $140,080,888
                                               =============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
   withdrawals............................     $101,573,002
  Unrealized appreciation of investments
   (computed on the basis of identified cost)    38,507,886
                                               ------------
    Total.................................     $140,080,888
                                               =============

See notes to financial statements

                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1G):
  Income -
   Dividends..............................     $ 1,264,124
   Interest...............................          35,446
                                               ------------
    Total income..........................     $ 1,299,570
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $   503,649
   Administrator fee (Note 2).............         115,911
   Compensation of Trustees not affiliated with
    the investment adviser or administrator          1,000
   Custodian fee (Note 1D)................          37,004
   Interest expense.......................          17,231
   Audit fees.............................          29,998
   Legal..................................             918
   Amortization of organization expenses (Note 1C)   2,862
   Printing...............................           2,723
                                               ------------
    Total expenses........................     $   711,296
                                               ------------
   Deduct -
    Reduction of custodian fee (Note 1D)..           1,217
                                               ------------
         Net expenses.....................     $   710,079
                                               ------------
            Net investment income.........     $   589,491
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $21,681,443
  Change in unrealized appreciation
   (depreciation) of investments .........     (17,105,509)
                                               ------------

  Net realized and unrealized gain
   on investments.........................     $ 4,575,934
                                               ------------

    Net increase in net assets
       from operations....................     $ 5,165,425
                                               =============
See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
Selected Blue Chip Equities Portfolio (SBCP)

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999         Dec. 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    589,491          $  2,011,687
     Net realized gain on investments...........................................       21,681,443            15,538,127
     Change in unrealized appreciation (depreciation)
       of investments...........................................................      (17,105,509)          (20,336,710)
                                                                                      ------------          ------------

       Net increase (decrease) in net assets from operations....................     $   5,165,425         $ (2,786,896)
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 21,985,098          $ 40,294,485
     Withdrawals................................................................     (108,726,326)          (75,343,029)
                                                                                      ------------          ------------

   Decrease in net assets resulting from capital transactions...................     $(86,741,228)         $(35,048,544)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(81,575,803)         $(37,835,440)

NET ASSETS:

   At beginning of period.......................................................      221,656,691           259,492,131
                                                                                      ------------          ------------

   At end of period.............................................................     $140,080,888          $ 221,656,691
                                                                                     =============         =============
See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
------------------------------------------------------------------------------
Junior Blue Chip Equities Portfolio (JBCP)


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $17,342,866
    Unrealized appreciation...............         555,112
                                               ------------
    Total investments, at value (Note 1A).     $17,897,978

  Cash....................................          89,231
  Dividends and interest receivable.......          24,868
  Deferred organization expenses (Note 1C)          17,948
                                               ------------
    Total Assets..........................     $18,030,025
                                               ------------


LIABILITIES:
  Accrued expenses and other liabilities..     $    10,868
                                               ------------
   Total Liabilities......................     $    10,868
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $18,019,157
                                               =============

SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
   withdrawals............................     $17,464,045
  Unrealized appreciation of investments
    (computed on the basis of identified cost)     555,112
                                               ------------
    Total.................................     $18,019,157
                                               =============

See notes to financial statements

                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1G):
  Income -
   Dividends..............................     $   134,314
   Interest...............................           6,724
                                               ------------
    Total income..........................     $   141,038
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $    64,611
   Administrator fee (Note 2).............          23,500
   Compensation of Trustees not affiliated with
    the investment adviser or administrator            917
   Custodian fee (Note 1D)................          19,968
   Interest expense.......................           3,134
   Audit fees.............................          22,992
   Legal services.........................             918
   Amortization of organization expenses
    (Note 1C).............................           2,862
   Miscellaneous..........................           1,021
                                               ------------
    Total expenses........................     $   139,923
                                               ------------

   Deduct -..............................
    Preliminary reduction of investment adviser
       fee (Note 2).......................     $    20,287
    Reduction of custodian fee (Note 1D)..           2,193
                                               ------------
       Total deductions...................     $    22,480
                                               ------------
         Net expenses.....................     $   117,443
                                               ------------
            Net investment income.........     $    23,595
                                               ------------

REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (291,391)
  Change in unrealized appreciation
   (depreciation) of investments..........        (875,499)
                                               ------------

  Net realized and unrealized loss on
   investments............................     $(1,166,890)
                                               ------------

    Net decrease in net assets
       from operations....................     $(1,143,295)
                                               =============
See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
------------------------------------------------------------------------------
Junior Blue Chip Equities Portfolio (JBCP)



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999         Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $     23,595          $    110,147
     Net realized gain (loss) on investments....................................         (291,391)              154,874
     Change in unrealized appreciation (depreciation)
       of investments...........................................................         (875,499)           (2,056,708)
                                                                                      ------------          ------------

       Net decrease in net assets from operations...............................     $ (1,143,295)         $ (1,791,687)
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $  1,784,806          $ 10,001,530
     Withdrawals................................................................      (16,925,841)           (7,395,707)
                                                                                      ------------          ------------

   Increase (decrease) in net assets
     resulting from capital transactions........................................     $(15,141,035)         $  2,605,823
                                                                                      ------------          ------------

   Net increase (decrease) in net assets........................................     $(16,284,330)         $    814,136

NET ASSETS:

   At beginning of period.......................................................       34,303,487            33,489,351
                                                                                      ------------          ------------

   At end of period.............................................................     $ 18,019,157          $ 34,303,487
                                                                                     =============         =============
See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
International Blue Chip Equities Portfolio (IBCP)


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $133,399,728
    Unrealized appreciation...............      16,822,210
                                               ------------
    Total investments, at value (Note 1A).     $150,221,938

  Foreign currency at value
   (identified cost $1,928,273)...........       1,975,327
  Cash....................................             378
  Receivable for investment sold..........       2,914,334
  Receivable for open forward foreign currency
   exchange contracts (Note 1H & 5).......          15,159
  Dividends and interest receivable.......         291,449
  Deferred organization expenses (Note 1C)          17,948
  Other assets............................         246,884
                                               ------------
    Total Assets..........................     $155,683,417
                                               ------------


LIABILITIES:
  Payable for investments purchased.......     $ 2,838,570
  Accrued expenses and other liabilities..          50,207
                                               ------------
   Total Liabilities......................     $ 2,888,777
                                               ------------

NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $152,794,640
                                               =============

SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
   withdrawals............................     $136,019,484
  Unrealized appreciation of investments
   and foreign currency transactions (computed
   on the basis of identified cost).......      16,775,156
                                               ------------

    Total.................................     $152,794,640
                                               =============
See notes to financial statements


                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1G):
  Income -
   Dividends..............................     $ 1,993,619
   Interest...............................          58,905
   Less: Foreign taxes....................        (227,754)
                                               ------------
    Total income..........................     $ 1,824,770
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $   687,466
   Administrator fee (Note 2).............         119,151
   Compensation of Trustees not affiliated with
    the investment adviser or administrator            980
   Custodian fee (Note 1D)................         148,215
   Interest expense.......................          25,606
   Audit fees.............................          29,998
   Amortization of organization expenses
    (Note 1C).............................           2,862
   Miscellaneous..........................           3,511
                                               ------------
    Total expenses........................     $ 1,017,789
                                               ------------

     Net investment income................     $   806,981
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment and foreign
   currency transactions(identified cost basis)$23,789,884
  Change in unrealized appreciation (depreciation)
   of investments and translation of assets and
   liabilities in foreign currencies......     (24,957,029)
                                               ------------

  Net realized and unrealized loss on
   investments and foreign currency.......     $(1,167,145)
                                               ------------

    Net decrease in net assets
       from operations....................     $  (360,164)
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
International Blue Chip Equities Portfolio (IBCP)



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999        Dec. 31, 1998
------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    806,981          $  1,985,552
     Net realized gain on investments...........................................       23,789,884            20,726,522
     Change in unrealized appreciation (depreciation) of investments............      (24,957,029)          (11,296,007)
                                                                                      ------------          ------------

       Net increase (decrease) in net assets from operations....................     $   (360,164)         $ 11,416,067
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 42,291,250          $110,766,485
     Withdrawals................................................................     (101,366,988)         (166,998,630)
                                                                                      ------------          ------------

   Decrease in net assets resulting from capital transactions...................     $(59,075,738)         $(56,232,145)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(59,435,902)         $(44,816,078)

NET ASSETS:

   At beginning of period.......................................................      212,230,542           257,046,620
                                                                                      ------------          ------------

   At end of period.............................................................     $152,794,640          $ 212,230,542
                                                                                     =============         =============
See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. Government Near Term Portfolio (NTBP)

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $76,657,493
    Unrealized depreciation...............        (161,857)
                                               ------------
    Total investments, at value (Note 1A).     $76,495,636

  Cash....................................         173,326
  Interest receivable.....................       1,299,832
  Deferred organization expenses (Note 1C)          17,001
                                               ------------
    Total assets..........................     $77,985,795
                                               ------------


LIABILITIES:
  Accrued expenses and other liabilities..     $    11,718
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $77,974,077
                                               =============

SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
   withdrawals............................     $78,135,934
  Unrealized depreciation of investments
   (computed on the basis of identified cost)     (161,857)
                                               ------------
    Total.................................     $77,974,077
                                               =============

See notes to financial statements

                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 2,601,066
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $   169,261
   Administrator fee (Note 2).............          42,315
   Compensation of Trustees not affiliated with
    the investment adviser or administrator            983
   Custodian fee (Note 1D)................          19,031
   Transfer agent fee.....................           9,912
   Audit fees.............................           8,265
   Legal fees.............................             735
   Printing...............................           1,117
   Amortization of organization expenses
    (Note 1C).............................           2,878
                                               ------------
    Total expenses........................     $   254,497
                                               ------------

   Deduct -..............................
    Reduction of custodian fee (Note 1D)..           2,886
                                               ------------
       Net expenses.......................     $   251,611
                                               ------------

         Net investment income............     $ 2,349,455
                                               ------------

REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $   (53,189)
  Net change in unrealized depreciation
   of investments.........................      (1,720,990)
                                               ------------
  Net realized and unrealized loss
   on investments.........................     $(1,774,179)
                                               ------------
    Net increase in net assets
       from operations....................     $   575,276
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. Government Near Term Portfolio (NTBP)

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999        Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  2,349,455          $  5,724,793
     Net realized loss on investments...........................................          (53,189)              (45,686)
     Change in unrealized appreciation (depreciation) of investments............       (1,720,990)              580,237
                                                                                      ------------          ------------

       Net increase in net assets from operations...............................     $    575,276          $  6,259,344
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $  7,390,835          $ 17,618,408
     Withdrawals................................................................      (22,192,009)          (34,539,216)
                                                                                      ------------          ------------

   Decrease in net assets resulting from capital transactions...................     $(14,801,174)         $(16,920,808)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(14,225,898)         $(10,661,464)

NET ASSETS:

   At beginning of period.......................................................       92,199,975           102,861,439
                                                                                      ------------          ------------

   At end of period.............................................................     $ 77,974,077          $ 92,199,975
                                                                                     =============         =============
See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. Treasury Portfolio (USTBP)

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (Unaudited)
------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $51,177,651
    Unrealized appreciation...............         878,505
                                               ------------
    Total investments, at value (Note 1A).     $52,056,156

  Cash....................................       2,120,778
  Interest receivable.....................         790,267
  Deferred organization expenses (Note 1C)          16,972
                                               ------------
    Total assets..........................     $54,984,173
                                               ------------

LIABILITIES:
  Accrued expenses and other liabilities..     $     7,801
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $54,976,372
                                               =============

SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
   withdrawals............................     $54,097,867
  Unrealized appreciation of investments
   (computed on the basis of identified cost)      878,505
                                               ------------
    Total.................................     $54,976,372
                                               =============

See notes to financial statements

                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 1,869,904
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $   123,776
   Administrator fee (Note 2).............          30,944
   Compensation of Trustees not affiliated with
    the investment adviser or administrator            983
   Custodian fee (Note 1D)................          17,210
   Audit fees.............................           8,080
   Legal fees.............................             735
   Amortization of organization expenses
    (Note 1C).............................           2,887
   Miscellaneous..........................           6,847
                                               ------------
    Total expenses........................     $   191,462
                                               ------------
   Deduct -..............................
    Reduction of custodian fee (Note 1D)..           9,750
                                               ------------
       Net expenses.......................     $   181,712
                                               ------------
         Net investment income............     $ 1,688,192
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   392,786
  Net change in unrealized appreciation
   (depreciation) of investments..........      (4,192,715)
                                               ------------
  Net realized and unrealized loss
   on investments.........................     $(3,799,929)
                                               ------------
    Net decrease in net assets
       from operations....................     $(2,111,737)
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
------------------------------------------------------------------------------
U.S. Treasury Portfolio (USTBP)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999         Dec. 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,688,192          $  3,926,971
     Net realized gain on investments...........................................          392,786               984,728
     Change in unrealized appreciation (depreciation) of investments............       (4,192,715)            2,386,702
                                                                                      ------------          ------------

       Net increase (decrease) in net assets from operations....................     $ (2,111,737)         $  7,298,401
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $  6,366,945          $ 18,675,207
     Withdrawals................................................................      (16,608,489)          (33,182,454)
                                                                                      ------------          ------------

   Decrease in net assets resulting from capital transactions...................     $(10,241,544)         $(14,507,247)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(12,353,281)         $ (7,208,846)

NET ASSETS:

   At beginning of period.......................................................       67,329,653            74,538,499
                                                                                      ------------          ------------

   At end of period.............................................................     $ 54,976,372          $ 67,329,653
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
Current Income Portfolio (CIFP)

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $107,067,001
    Unrealized depreciation...............      (1,632,190)
                                               ------------
    Total investments, at value (Note 1A).     $105,434,811

  Cash....................................           4,347
  Interest receivable.....................         590,092
  Deferred organization expenses (Note 1C)          16,797
                                               ------------
    Total assets..........................     $106,046,047
                                               ------------


LIABILITIES:
  Payable for investments purchased.......     $ 2,574,463
  Accrued management fees.................          12,419
  Accrued expenses and other liabilities..          16,107
                                               ------------
    Total liabilities.....................     $ 2,602,989
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $103,443,058
                                               =============

SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
   withdrawals............................     $105,075,248
  Unrealized depreciation of investments
   (computed on the basis of identified cost)    (1,632,190)
                                               ------------
    Total.................................     $103,443,058
                                               =============
See notes to financial statements


                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 3,715,044
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $   220,917
   Administrator fee (Note 2).............          51,552
   Compensation of Trustees not affiliated with
    the investment adviser or administrator            917
   Custodian fee (Note 1D)................          31,540
   Audit fees.............................          20,747
   Legal fees.............................             735
   Amortization of organization expenses
    (Note 1C).............................           2,887
   Miscellaneous..........................             354
                                               ------------
    Total expenses........................     $   329,649
                                               ------------

   Deduct -..............................
    Preliminary allocation of expense to the
     investment adviser (Note 2)..........     $    10,882
    Reduction of custodian fee (Note 1D)..             826
                                               ------------
       Total deductions...................     $    11,708
                                               ------------

       Net expenses.......................     $   317,941
                                               ------------
         Net investment income............     $ 3,397,103
                                               ------------

REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $   (98,697)
  Net change in unrealized depreciation
   of investments.........................      (3,774,755)
                                               ------------
  Net realized and unrealized loss
   on investments.........................     $(3,873,452)
                                               ------------
    Net decrease in net assets
       from operations....................     $  (476,349)
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
Current Income Portfolio (CIFP)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999        Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  3,397,103          $  6,757,613
     Net realized loss on investments...........................................          (98,697)             (142,545)
     Change in unrealized appreciation (depreciation) of investments............       (3,774,755)              406,744
                                                                                      ------------          ------------

       Net increase (decrease) in net assets from operations....................     $   (476,349)         $  7,021,812
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 10,206,894          $ 24,506,099
     Withdrawals................................................................      (19,994,239)          (15,586,545)
                                                                                      ------------          ------------

   Increase (decrease) in net assets resulting from capital transactions........     $ (9,787,345)            8,919,554
                                                                                      ------------          ------------

   Net increase (decrease) in net assets........................................     $(10,263,694)         $ 15,941,366

NET ASSETS:

   At beginning of period.......................................................      113,706,752            97,765,386
                                                                                      ------------          ------------

   At end of period.............................................................     $103,443,058          $113,706,752
                                                                                     =============         =============
See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
Supplementary Data

                                                 Year Ended December 31
-------------------------------------------------------------------------------
Selected Blue Chip Equities Portfolio (SBCP)  1999(2)     1998          1997(3)
-------------------------------------------------------------------------------

Ratios (As of percentage of average daily net assets):
     Net expenses(1)                          0.86%+     0.77%        0.66%+
     Net investment income                    0.71%+     0.80%        1.08%+

Portfolio Turnover                              80%        78%          28%

Net assets,end of period (000 omitted)     $140,081  $221,657      $259,492

-------------------------------------------------------------------------------

+  Annualized.

1 The expense ratios for the Portfolios have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would not have been affected for the period ended June 30, 1999.
2 For the six months ended June 30, 1999 (unaudited).
3 For the period from start of business, May 2, 1997 to December 31, 1997.

                                                  Year Ended December 31
-------------------------------------------------------------------------------
Junior Blue Chip Equities Portfolio (JBCP)    1999(2)      1998         1997(3)
-------------------------------------------------------------------------------

Ratios (As of percentage of average daily net assets)++:
     Net expenses(1)                          1.02%+        0.90%        0.48%+
     Net investment income                    0.20%+        0.32%        0.99%+

Portfolio Turnover                              10%           49%          36%

Net assets, end of period (000 omitted)     $18,019      $34,303       $33,489

-------------------------------------------------------------------------------

++ For the period presented, the operating expenses of JBCP reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:

                                          1999(2)      1998          1997(3)
                                         --------    -------        --------

Ratios (As of percentage of average daily net assets):
     Expenses                           0.03%+        0.93%        0.80%+
     Net investment income              1.19%+        0.29%        0.67%+

-------------------------------------------------------------------------------

+  Annualized.

1 The expense ratios for the portfolios have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.00% for the six months ended June 30, 1999, 0.88% for the year ended December 31, 1998, and 0.45% for the period from the start of business, May 2, 1997 to December 31, 1997.
2 For the six months ended June 30, 1999 (unaudited).
3 For the period from the start of business, May 2, 1997 to December 31, 1997.


See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
Supplementary Data

                                                Year Ended December 31
-------------------------------------------------------------------------------
International Blue Chip Equities
 Portfolio (IBCP)                         1999(1)      1998          1997(2)
-------------------------------------------------------------------------------

Ratios (As of percentage of average daily net assets):
     Net expenses                        1.14%+        1.01%        0.90%+
     Net investment income               0.90%+        0.77%        0.95%+

Portfolio Turnover                         38%           66%          37%

Net assets, end of period (000 omitted)$152,795     $212,231      $257,047

-------------------------------------------------------------------------------

+  Annualized.

1 For the six months ended June 30, 1999 (unaudited).
2  For the period from the start of business, May 2, 1997 to December 31, 1997.


                                             Year Ended December 31
-------------------------------------------------------------------------------
U.S. Government Near Term Portfolio (NTBP) 1999(2)      1998          1997(3)
-------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):
     Net expenses(1)                     0.60%+        0.57%        0.46%+
     Net investment income               5.55%+        5.68%        6.24%+

Portfolio Turnover                         23%           10%           0%

Net assets,end of period(000 omitted)  $77,974       $92,200      $102,861


-------------------------------------------------------------------------------

+   Annualized.

1 The expense ratios for the Portfolios have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each
    Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.59% for the six month period ended June 30, 1999, 0.56% for the year ended December 31, 1998, and 0.45% for the period from the start of business, May 2, 1997 to December 31, 1997.
2   For the six months ended June 30, 1999 (unaudited).
3   For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

Wright Blue Chip Master Portfolio Trust
------------------------------------------------------------------------------
Supplementary Data

                                                Year Ended December 31
------------------------------------------------------------------------------
U.S. Treasury Portfolio (USTBP)            1999(2)      1998          1997(3)
------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets)++:
     Net expenses(1)                       0.62%+        0.57%        0.56%+
     Net investment income                 5.46%+        5.45%        6.11%+

Portfolio Turnover                           25%            7%           0%

Net assets,end of period (000 omitted)   $54,976       $67,330      $74,536

-------------------------------------------------------------------------------

+   Annualized.

1 The expense ratios for the Portfolios have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each
    Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.59% for the six month period ended June 30, 1999, 0.54% for the year ended December 31, 1998, and 0.41% for the period from the start of business May 2, 1997 to December 31, 1997.
2   For the six months ended June 30, 1999 (unaudited).
3   For the period from the start of business, May 2, 1997 to December 31, 1997.

++ For the year ended December 31, 1998, the operating expenses of USTBP reflect an allocation of expenses to the investment adviser. Had such action not been taken, the ratios would have been as follows:

                                                                 1998
                                                                -------
Ratios (As of percentage of average daily net assets):
     Expenses                                                    0.58%
     Net Expenses                                                0.55%
     Net Investment Income                                       5.44%

-------------------------------------------------------------------------------


                                                 Year Ended December 31
------------------------------------------------------------------------------
Current Income Portfolio (CIFP)            1999(2)     1998          1997(3)
------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets)++:
     Net expenses(1)                       0.58%+      0.57%        0.48%+
     Net investment income                 6.23%+      6.33%        6.66%+

Portfolio Turnover                            1%          1%           7%

Net assets, end of period (000 omitted) $103,443     $113,707       $97,765

-------------------------------------------------------------------------------

+   Annualized.

1 The expense ratios for the Portfolios have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each
    Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would not have been affected for the six month period ended June 30, 1999.
2   For the six months ended June 30, 1999 (unaudited).
3   For the period from the start of business, May 2, 1997 to December 31, 1997.

++ For the six months ended June 30, 1999, the operating expenses of the fund reflect an allocation of expenses to the investment adviser. Had such action not been taken, the ratios would have been as follows:

                                          1999(2)

Ratios (As of percentage of average daily net assets):
     Expenses                             0.60%+
     Net Expenses                         0.57%+
     Net Investment Income                6.21%+


See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)




(1)  Significant Accounting Policies

     The Wright Blue Chip Master Portfolio Trust (the Trust), issuer of Selected Blue Chip Equities Portfolio (Selected Portfolio), Junior Blue Chip Equities
Portfolio (Junior Portfolio), International Blue Chip Equities Portfolio (International Portfolio), U.S. Government Near Term Portfolio (Term Portfolio), U.S. Treasury Portfolio (Treasury Portfolio), and Current Income Portfolio (Income Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on March 18, 1997. The Declaration of Trust permits the Trustees to issue interests in the portfolios. The following is a summary of significant accounting policies of the portfolios. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Securities traded on more than one U.S. or foreign securities exchange are valued at the last sale price on the exchange representing the principal market for such securities, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are unavailable, or deemed not to be representative of market values at the close of business, are appraised at their fair value as determined in good faith by or at the direction of the Trustees of the Trust.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. Deferred Organization Expenses - Costs incurred by a portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each portfolio commenced operations.

D. Expense Reductions - The portfolios have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.


E. Income Taxes - The portfolios are treated as partnerships for federal tax purposes. No provision is made by the portfolios for federal or state taxes on any taxable income of the portfolios because each investor in the portfolios is ultimately responsible for the payment of any taxes on its share of such income. Since some of the portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the portfolios, the portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The portfolios will allocate at least annually among their respective investors each investor's distributive share of the portfolios' net taxable investment income, net realized capital gains and any other items of income, gain, loss, deductions or credit.


F. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the portfolio is informed of the ex-dividend date. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The interest income is accrued ratably to the date of maturity on the investments of the portfolios.

H. Forward Foreign Currency Contracts - The International portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International portfolio will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

I. Interim Financial Information - The interim financial statements relating to June 30, 1999 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the portfolios pursuant to the respective Investment Advisory Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each portfolio with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets, which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 1999, the effective annual rate was 0.61% for the Selected Portfolio, 0.55% for the Junior Portfolio, 0.77% for the International Portfolio, 0.41% for the Term Portfolio, 0.40% for the Treasury Portfolio, and 0.41% for the Income Portfolio. To enhance the net income of the Fund, Wright made a preliminary reduction of its investment adviser fee by $20,287 for the Junior Portfolio. Additionally, $10,882 of expenses were allocated to the investment adviser on a preliminary basis for the Current Income Portfolio.

     Effective February 1, 1998, the Trust engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 1999, the effective annual rate was 0.14% for the Selected Portfolio, 0.20% for the Junior Portfolio, 0.13% for the International Portfolio, 0.09% for the Term Portfolio, 0.09% for the Treasury Portfolio, and 0.09% for the Income Portfolio.

     Certain of the Trustees and officers of the portfolio are Trustees or officers of the above organizations. Except as to Trustees of the portfolios who are not affiliated with Wright, Trustees and officers receive remuneration for their services to the portfolios out of the fees paid to Wright.


(3)  INVESTMENTS

     The Term Portfolio, Treasury Portfolio, and Income Portfolio invest primarily in debt securities. The ability of the issuers of these debt securities held by the portfolios to meet their obligations may be affected by economic developments in a specific industry or municipality.

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the six months ended June 30, 1999 were as follows:

                                  Selected         Junior      International U.S. Government      U.S.          Current
                                  Blue Chip       Blue Chip     Blue Chip       Near Term       Treasury        Income
(Unaudited)                       Portfolio       Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
---------------------------------------------------------------------------------------------------------------------------------

Purchases -
  Non-U.S. Gov't Obligations   $  49,911,494   $   2,565,309  $  66,199,130  $         --    $         --   $         --
                                ============    ============   ============   ============    ============   ============
  U.S. Gov't Obligations       $         --    $         --   $         --   $   9,409,755   $   5,637,836  $  10,050,330
                                ============    ============   ============   ============    ============   ============
Sales -
  Non-U.S. Gov't Obligations   $ 134,687,360   $  17,186,255  $ 120,075,091  $         --    $         --   $         --
                                ============    ============   ============   ============    ============   ============
  U.S. Gov't. Obligations      $         --    $         --   $         --   $  18,938,042   $  15,070,942  $     561,429
                                ============    ============   ============   ============    ============   ============


(4)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 1999, as computed on a federal income tax basis, are as follows:

                                  Selected         Junior      International U.S. Government      U.S.          Current
                                  Blue Chip       Blue Chip     Blue Chip       Near Term       Treasury        Income
(Unaudited)                       Portfolio       Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------------------------------

Aggregate cost                 $103,145,048    $ 17,342,866   $133,399,728   $ 76,657,493    $ 51,177,651   $107,067,001
                                ============    ============   ============   ============    ============   ============
Gross unrealized appreciation  $ 40,239,001    $  1,990,848   $ 26,292,550   $    525,487    $  1,301,340   $    710,863
Gross unrealized depreciation    (1,731,115)     (1,435,736)    (9,470,340)      (687,344)       (422,835)    (2,343,053)
                                 -----------     -----------    -----------    -----------     -----------    -----------

Net unrealized
   appreciation (depreciation) $ 38,507,886    $    555,112   $ 16,822,210   $   (161,857)   $    878,505   $ (1,632,190)
                                ============    ============   ============   ============    ============   ============

---------------------------------------------------------------------------------------------------------------------------------


(5)  FINANCIAL INSTRUMENTS

     The portfolios may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency contracts for the International Portfolio. The notional or contractual amounts of these instruments represent the investment the portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     As of June 30, 1999, the International Portfolio had the following forward foreign currency exchange contracts open:



SALES

Settlement                             Contracts to Deliver     In Exchange for          Contracts       Net Unrealized
   Date         Currency                (in Local Currency)     (U.S. Dollars)           at Value  Appreciation (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------

  7/01/99       Great Britain Pound           594,611           $    943,648          $    936,697          $   6,951
  7/02/99       Great Britain Pound           599,978           $    953,365          $    945,157          $   8,208
                                                                 -------------         -------------      ------------

                                                                $  1,897,013          $  1,881,854          $  15,159
                                                                 =============         =============       ===========

     At June 30, 1999, the International Portfolio had sufficient cash and/or securities to cover any commitments under these contracts.

(6) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

The International Portfolio's investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of International Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of International Portfolio's assets. International Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.


(7)  LINE OF CREDIT

     The portfolios participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The portfolios may temporarily borrow from the line of credit to settle investment transactions. Interest is charged to each portfolios based on its borrowings at an amount above the federal funds' rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The portfolios did not have significant borrowings or allocated fees during the period ended June 30, 1999.

PORTFOLIOS OF INVESTMENTS

Wright Major Blue Chip Equities Fund (WMBC)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 1999 (Unaudited)



                                       Shares       Value

 Equity Interests -- 97.7%


APPAREL -- 1.6%
VF Corp.............................  41,500   $  1,774,125
                                                -----------


AUTOMOTIVE -- 4.1%
Dana Corporation....................  50,900   $  2,344,581
Johnson Controls....................  30,900      2,141,756
                                                -----------
                                               $  4,486,337
                                                -----------


BEVERAGES -- 2.3%
Pepsico.............................  64,700   $  2,503,081
                                                -----------



CHEMICALS -- 3.7%
DuPont (E.I.) de Nemours & Co.......  32,500   $  2,220,156
PPG Industries......................  28,800      1,701,000
Rohm & Haas Co......................   4,056        173,901
                                                -----------
                                               $  4,095,057
                                                -----------


DIVERSIFIED -- 6.5%
General Electric Co.................  22,600   $  2,553,800
Tyco International Ltd..............  25,100      2,378,225
United Technologies.................  30,400      2,179,300
                                                -----------
                                               $  7,111,325
                                                -----------



DRUGS, COSMETICS & HEALTHCARE -- 5.4%
Johnson & Johnson...................  23,200   $  2,273,600
Merck & Co., Inc....................  30,300      2,242,200
Pfizer Inc..........................  12,600      1,382,850
                                                -----------
                                               $  5,898,650
                                                -----------


ELECTRONICS -- 15.8%
Computer Associates Int'l. Inc......  53,100   $  2,920,500
EMC Corp./Mass*.....................  36,000      1,980,000
Gateway 2000........................  28,400      1,675,600
Intel Corp..........................  31,000      1,844,500
International Business Machines.....  21,400      2,765,950
Microsoft Corp......................  13,500      1,217,531
Oracle Corp.........................  64,250      2,385,281
Sun Microsystems, Inc*..............  36,800      2,534,600
                                                -----------
                                               $ 17,323,962
                                                -----------


FINANCIAL -- 19.9%
American Express Co.................  15,000   $  1,951,875
American International Group........  14,925      1,747,158
BB&T Corporation....................  61,600      2,259,950
Chase Manhattan Corp................  27,500      2,382,188
Citigroup...........................  22,950      1,090,125
Fannie Mae..........................  36,200      2,475,175
Jefferson-Pilot Corp................  36,200      2,395,988
KeyCorp. (New)......................  75,800      2,435,062
Mercantile Bancorporation...........  30,700      1,753,738
MBIA, Inc...........................  30,800      1,994,300
Southtrust Corp.....................  38,000      1,458,250
                                                -----------
                                               $ 21,943,809
                                                -----------



MACHINERY & EQUIPMENT -- 4.0%
Ingersoll Rand Co...................  38,150   $  2,465,444
Pitney-Bowes Inc....................  29,900      1,921,075
                                                -----------
                                               $  4,386,519
                                                -----------



METAL PRODUCERS -- 1.5%
Alcoa Inc...........................  18,400   $  1,138,500
Nucor Corp..........................  10,600        502,838
                                                -----------
                                               $  1,641,338
                                                -----------





METAL PRODUCTS MANUFACTURERS -- 2.7%
Illinois Tool Works Inc.............  36,700   $  3,009,400
                                                -----------





OIL, GAS, COAL & RELATED SERVICES -- 7.4%
Chevron Corp........................  23,900   $  2,274,981
Exxon Corp..........................  24,300      1,874,138
Halliburton Company.................  54,900      2,484,225
Mobil Corp..........................  15,700      1,554,300
                                                -----------
                                               $  8,187,644
                                                -----------



PRINTING & PUBLISHING -- 2.3%
Gannett Co. Inc.....................  36,000   $  2,569,500
                                                -----------

RECREATION -- 1.8%
Hasbro Inc..........................  69,300   $  1,936,079
                                                -----------



RETAILERS -- 6.5%
Costco Companies Inc*...............  20,800   $  1,665,300
Lowes Co's., Inc....................  28,600      1,621,263
TJX Cos. Inc. (New).................  60,700      2,022,069
Wal-Mart Stores.....................  37,600      1,814,200
                                                -----------
                                               $  7,122,832
                                                -----------



UTILITIES -- 8.2%
Alltel Corporation..................  30,700   $  2,195,050
Bellsouth Corporation...............  51,900      2,432,813
Duke Energy Corp....................  35,000      1,903,125
SBC Communications, Inc.............  42,700      2,476,600
                                                -----------
                                               $  9,007,588
                                                -----------


MISCELLANEOUS -- 4.0%
Avery-Dennison Corp.................  36,000   $  2,173,500
Electronic Data Systems Corp........  39,600      2,239,875
                                                -----------
                                               $  4,413,375
                                                -----------



TOTAL EQUITY INTERESTS -- 97.7%
  (identified cost, $86,347,751)               $107,410,621
                                                -----------


  Reserve Funds -- 2.2%

                                 Face Amount

American Express Corp., 5.501%, 07/01/99
  (at amortized cost).............$2,440,000   $  2,440,000
                                                -----------

TOTAL INVESTMENTS -- 99.9%
  (identified cost, $88,787,751)               $109,850,621

OTHER ASSETS,
  LESS LIABILITIES  -- 0.1%                          68,211
                                                -----------


NET ASSETS -- 100%                             $109,918,832
                                               ============


* Non-income-producing security.
See notes to financial statements

Wright Total Return Bond Fund (WTRB)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 1999 (Unaudited)



Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1)  Maturity
---------------------------------------------------------------------------------------------------------------------------------


CORPORATE BONDS

FINANCIAL

$  1,100,000      Ameritech Cap                          6.150%     1/15/08    $  96.197  $ 1,058,167      6.39%     6.64%
   2,000,000      Associates Corp.                       6.450%    10/15/01      100.477    2,009,540      6.42%     6.21%
   1,000,000      First Data Corp.                       5.800%    12/15/08       91.726      917,260      6.32%     6.83%
   3,200,000      Ford Motor Co.                         6.500%     8/01/18       91.048    2,913,536      7.14%     7.33%
   1,240,000      Ford Motor Credit                      5.800%     1/12/09       91.390    1,133,236      6.35%     7.03%
   2,825,000      General Elec. Cap. Corp.               6.500%    11/01/06       99.803    2,819,435      6.51%     6.70%
   2,000,000      GMAC                                   6.375%    10/15/04       97.898    1,957,960      6.51%     6.91%
   1,455,000      IBM Credit Corp.                       5.375%     2/01/09       90.993    1,323,948      5.91%     6.61%
   1,000,000      IBM Corp.                              5.625%     4/12/04       96.100      961,000      5.85%     6.28%
   2,675,000      IBM Credit Corp.                       6.200%     8/28/00      100.486    2,688,001      6.17%     5.53%
   1,000,000      J.P. Morgan                            6.875%     1/15/07      100.032    1,000,320      6.87%     7.02%

INDUSTRIALS

$  1,795,000      Hasbro Inc.                            5.600%    11/01/05     $ 93.190  $ 1,672,761      6.01%     6.84%
   3,200,000      Kimberly Clark Corp.                   6.250%     7/15/18       92.334    2,954,685      6.77%     6.95%
   1,280,000      Kimberly Clark Corp.                   6.375%     1/01/28       90.244    1,155,123      7.06%     6.88%
   2,400,000      McDonald's Corp.                       6.500%     8/01/07       98.990    2,375,760      6.57%     6.50%
   3,500,000      Warner-Lambert Co.                     5.750%     1/15/03       98.241    3,438,435      5.85%     6.30%

UTILITIES

$  3,140,000      AT&T Corp.                             6.500%     3/15/29     $ 90.244  $ 2,833,662      7.20%     7.29%
   1,000,000      Duke Energy Corp.                      6.000%    12/01/28       84.514      845,140      7.10%     7.29%
   1,680,000      Lucent Tech.                           5.500%    11/15/08       92.091    1,547,129      5.97%     6.63%
   1,100,000      Lucent Technologies Inc.               6.450%     3/15/29       90.461      995,071      7.13%     7.09%
   1,500,000      New York Telecom.                      6.000%     4/15/08       94.962    1,424,430      6.32%     6.78%
   2,000,000      SBC Communications Inc.                6.625%    11/01/09       98.449    1,968,980      6.73%     6.78%
     955,000      Tennessee Valley Authority             6.000%     3/15/13       94.562      903,067      6.35%     6.61%
                                                                                            ----------
Total Corporate Bonds (identified cost, $43,132,058) - 39.3%                               $ 40,896,646

GOVERNMENT INTERESTS

U.S. GOVERNMENT AGENCIES

$  1,280,000      Federal Home Loan Mortgage             5.800%     9/02/08    $  95.281  $ 1,219,597      6.09%     6.42%
   1,250,000      Federal Home Loan Mortgage             5.540%    10/27/08       92.203    1,152,538      6.01%     6.82%
   1,500,000      Federal Home Loan Mortgage             5.125%     2/26/02       98.437    1,476,555      5.21%     5.92%
     615,000      Federal Home Loan Mortgage             5.750%     4/15/08       95.266      585,886      6.04%     6.40%
     500,000      Federal Home Loan Mortgage             6.125%     4/15/08       95.910      479,550      6.39%     7.00%
   1,000,000      Federal Home Loan Mortgage             4.750%    12/14/01       97.516      975,160      4.87%     6.12%

   1,000,000      Federal National Mtg. Assn.            6.170%     1/15/08       95.984      959,840      6.43%     6.66%
   1,000,000      Federal National Mtg. Assn.            6.000%     5/15/08       96.984      969,840      6.19%     6.40%
   1,500,000      Federal National Mtg. Assn.            6.560%    11/26/07       98.109    1,471,635      6.69%     6.76%
   1,315,000      Federal National Mtg. Assn.            5.750%     2/15/08       95.609    1,257,258      6.01%     6.37%
   2,000,000      Federal National Mtg. Assn.            6.400%     11/9/04       99.094    1,981,880      6.46%     6.37%
   1,000,000      Federal National Mtg. Assn.            5.750%     6/15/05       97.562      975,620      5.89%     6.11%
     600,000      Federal National Mtg. Assn.            6.250%     5/15/29       95.016      570,096      6.58%     6.65%

U.S. Government Agencies - cont.
$  1,250,000      Federal National Mtg. Assn.            5.625%     3/15/01    $  99.828  $ 1,247,850      5.63%     5.72%
   1,400,000      Federal National Mtg. Assn.            4.750%    11/14/03       94.750    1,326,500      5.01%     6.26%
     440,000      Federal National Mtg. Assn.            5.740%     1/21/09       93.281      410,436      6.15%     6.96%
   1,925,000      Federal National Mtg. Assn.            5.350%    10/27/03       96.359    1,854,911      5.55%     6.38%

     497,357      GNMA Pool # 488924                     6.500%    11/15/28       96.156      478,239      6.76%         N/C
   1,029,906      GNMA Pool # 422506                     6.500%     3/15/26       96.406      992,892      6.74%         N/C
     540,877      GNMA Pool # 436214                     6.500%     2/15/13       99.000      535,469      6.57%         N/C
   1,436,167      GNMA Pool # 460726                     6.500%    12/15/27       96.156    1,380,962      6.76%         N/C
     939,034      GNMA Pool # 478072                     6.500%     5/15/28       96.156      902,938      6.76%         N/C
     906,327      GNMA Pool # 427199                     7.000%    12/15/27       98.656      894,146      7.10%         N/C
   3,388,411      GNMA Pool # 374892                     7.000%     2/15/24       98.969    3,353,477      7.07%         N/C
     690,010      GNMA Pool # 002671                     6.000%    11/20/28       93.094      642,359      6.45%         N/C
     644,645      GNMA Pool # 376400                     6.500%     2/15/24       96.718      623,489      6.72%         N/C
   1,116,351      GNMA Pool # 379982                     7.000%     2/15/24       98.969    1,104,842      7.07%         N/C
     480,878      GNMA Pool # 442996                     6.000%     6/15/13       96.906      466,000      6.19%         N/C
   1,692,447      GNMA Pool # 458672                     6.500%     1/15/28       96.156    1,627,390      6.76%         N/C
     958,719      GNMA Pool # 463839                     6.000%     5/15/13       96.906      929,056      6.19%         N/C

U.S. TREASURIES

$  1,000,000      U.S. Treasury Bond                     5.500%     8/15/28     $ 91.562    $ 915,620      6.01%     6.13%
     500,000      U.S. Treasury Bond                     6.250%     8/15/23      100.469      502,345      6.22%     6.21%
   1,750,000      U.S. Treasury Bond                     8.250%     5/15/05      102.078    1,786,365      8.08%     7.83%
   2,900,000      U.S. Treasury Bond                     6.000%     2/15/26       97.578    2,829,762      6.15%     6.19%
   7,625,000      U.S. Treasury Bond                     7.250%     5/15/16      109.984    8,386,280      6.59%     6.29%

   1,400,000      U.S. Treasury Note                     5.875%    11/15/99      100.297    1,404,158      5.86%     5.09%
     300,000      U.S. Treasury Note                     5.250%     5/31/01       99.531      298,593      5.27%     5.53%
   2,500,000      U.S. Treasury Note                     5.375%     1/31/00      100.187    2,504,675      5.36%     5.04%
   1,900,000      U.S. Treasury Note                     5.875%     6/30/00      100.547    1,910,393      5.84%     5.26%
   2,500,000      U.S. Treasury Note                     5.750%    10/31/00      100.437    2,510,925      5.84%     5.37%
   3,000,000      U.S. Treasury Note                     7.750%     2/15/01      103.484    3,104,520      7.49%     5.45%
   1,700,000      U.S. Treasury Note                     7.500%     2/15/05      107.656    1,830,152      6.97%     5.93%
   1,050,000      U.S. Treasury Note                     6.500%     8/15/05      103.078    1,082,319      6.31%     5.94%
                                                                                          ----------

Total Government Interests (identified cost, $62,276,088) -59.5%                          $61,912,518
                                                                                          -----------

Total Investments (identified cost, $105,408,146) - 98.8%                                $102,809,164

Other Assets, Less Liabilities  - 1.2%                                                      1,310,735
                                                                                          ----------

Net Assets -- 100.0%                                                                     $104,119,899
                                                                                         ============
Average Maturity  - 9.5 Years

See notes to financial statements

Selected Blue Chip Equities Portfolio (SBCP)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 1999 (Unaudited)



                                       Shares       Value

 Equity Interests -- 99.2%


APPAREL -- 1.9%
Liz Claiborne.......................  20,700   $  1,084,050
VF Corp.............................  38,220      1,633,905
                                                -----------
                                               $  2,717,955
                                                -----------



AUTOMOTIVE -- 5.0%
Dana Corp...........................  71,800   $  3,307,287
Johnson Controls....................  52,200      3,618,113
                                                -----------
                                               $  6,925,400
                                                -----------



CHEMICALS -- 2.3%
Cooper Tire & Rubber Co.............  63,000   $  1,488,375
PPG Industries Inc..................  20,000      1,181,250
Rohm & Haas Co......................  12,870        551,801
                                                -----------
                                               $  3,221,426
                                                -----------



CONSTRUCTION -- 2.4%
Jacobs Engineering Group*...........  44,500   $  1,691,000
Southdown, Inc......................  26,800      1,721,900
                                                -----------
                                               $  3,412,900
                                                -----------



DIVERSIFIED -- 6.0%
Carlisle Corp....................... 122,950   $  3,865,241
Lancaster Colony Corp............... 131,300      4,529,850
                                                -----------
                                               $  8,395,091
                                                -----------



DRUGS, COSMETICS & HEALTHCARE -- 7.6%
Bard (C.R.).........................  51,600   $  2,467,125
Biogen, Inc.........................  51,200      3,292,800
Johnson & Johnson...................  27,600      2,704,800
Watson Pharmaceuticals..............  63,000      2,208,938
                                                -----------
                                               $ 10,673,663
                                                -----------



ELECTRONICS -- 12.2%
Adobe Systems Inc...................  59,200   $  4,863,653
American Power Conversion...........  32,800        660,100
Dallas Semiconductor Corp...........  81,200      4,100,600
Gateway 2000 Inc....................  27,200      1,604,800
Keane Inc...........................  30,000        678,750
Linear Technology...................  10,000        672,500
Solectron Corp......................  13,600        906,950
Sun Microsystems Inc*...............  39,000      2,686,125
Synopsys Inc........................  16,000        883,000
                                                -----------
                                               $ 17,056,478
                                                -----------

FINANCIAL -- 19.1%
AFLAC Corp..........................  21,500   $  1,029,310
AMBAC Inc...........................  67,700      3,867,363
BB&T Corporation....................  61,840      2,268,755
Commerce Bancshares, Inc............  66,091      2,660,163
Compass Bancshares..................  82,775      2,255,619
Edwards (A.G.), Inc................. 106,930      3,448,493
Federal National Mort. Assoc........  37,500      2,564,063
First Security CP...................  71,450      1,947,013
Marshall & Ilsley Corp..............   8,900        572,938
MBIA Inc............................  55,000      3,561,250
Southtrust Corporation..............  67,150      2,576,881
                                                -----------
                                               $ 26,751,848
                                                -----------

FOOD -- 5.1%
Hormel Foods Corp...................  99,700   $  4,012,925
Universal Foods Corp................ 147,800      3,122,275
                                                -----------
                                                $ 7,135,200
                                                -----------


MACHINERY & EQUIPMENT -- 1.7%
Ingersoll Rand Co...................  38,200   $  2,468,675
                                                -----------


METAL PRODUCERS -- 0.6%
Carpenter Technology................  29,800   $    851,163
                                                -----------



METAL PRODUCTS MANUFACTURERS -- 2.6%
Trinity Industries.................. 108,400   $  3,631,400
                                                -----------


OIL, GAS & COAL -- 3.0%
Halliburton Company.................  46,800   $  2,117,700
Nabors Inds., Inc...................  85,900      2,099,181
                                                -----------
                                                $ 4,216,881
                                                -----------

RECREATION -- 4.3%
Brinker International Inc.*......... 145,000   $  3,942,187
Brunswick Corp......................  47,300      1,318,488
Harley-Davidson.....................  14,300        777,563
                                                -----------
                                               $  6,038,238
                                                -----------


RETAILERS -- 5.8%
Best Buy Company Inc................  16,900   $  1,140,750
Claire's Stores Inc.................  55,000      1,409,374
Office Depot........................  43,000        948,688
Ross Stores Inc.....................  74,800      3,768,050
TJX Cos. Inc. (New).................  24,100        802,831
                                                -----------
                                               $  8,069,693
                                                -----------


TRANSPORTATION -- 2.5%
Comair Holdings, Inc................  84,375   $  1,756,054
U.S. Freightways Corp...............  36,300      1,681,144
                                                -----------
                                               $  3,437,198
                                                -----------


UTILITIES - 8.0%
Aliant Comm Inc.....................  55,700   $  2,572,644
Duke Energy Corp....................  26,930      1,464,319
NiSource Inc........................  66,900      1,726,856
SBC Communications Inc..............  30,800      1,786,400
TECO Energy, Inc.................... 165,600      3,767,400
                                                -----------
                                               $ 11,317,619
                                                -----------



MISCELLANEOUS -- 9.1%
Avery-Dennison Corp.................  40,000   $  2,415,000
Cintas Corp.........................  10,900        732,343
Ethan Allen Interiors............... 109,050      4,116,638
HON Industries Inc..................  90,000      2,626,875
Leggett & Platt Inc................. 100,000      2,781,250
                                                -----------
                                               $ 12,672,106
                                                -----------



TOTAL EQUITY INTERESTS - 99.2%
  (identified cost, $100,485,048)              $138,992,934
                                                -----------



  Reserve Funds -- 1.9%


                                 Face Amount

American Express Corp., 5.50%, 7/01/99
  (at amortized cost).............$2,660,000   $  2,660,000
                                                -----------

TOTAL INVESTMENTS -- 101.1%
  (identified cost, $103,145,048)              $141,652,934

OTHER ASSETS,
  LESS LIABILITIES -- (1.1%)                    (1,572,046)
                                                -----------


NET ASSETS -- 100%                             $140,080,888
                                               ============



* Non-income-producing security.

See notes to financial statements

Junior Blue Chip Equities Portfolio (JBCP)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 1999 (Unaudited)


                                       Shares       Value

Equity Interests -- 99.3%



APPAREL -- 2.2%
Quiksilver, Inc*....................  15,100   $    393,544
                                                -----------



AUTOMOTIVE -- 6.9%
Simpson Industries..................  58,900   $    603,725
Thor Industries, Inc................  22,400        635,600
                                                -----------
                                               $  1,239,325
                                                -----------



CHEMICALS -- 3.4%
AMCOL Int'l. Corp...................  42,700   $    613,813
                                                -----------



CONSTRUCTION -- 7.5%
Patrick Industries..................  45,500        710,938
Universal Forest Pr.................  29,900        642,850
                                                -----------
                                               $  1,353,788
                                                -----------



DRUGS, COSMETICS & HEALTHCARE -- 7.3%
Arrow International Inc.............  12,000   $    310,500
Empi, Inc*..........................  27,900        680,063
Respironics, Inc*...................  21,400        323,675
                                                -----------
                                               $  1,314,238
                                                -----------



ELECTRONICS -- 8.7%
Fair Issac & Co. Inc................  16,900   $    592,556
Harman International Inds...........  10,000        440,000
Technitrol, Inc.....................  16,800        541,800
                                                -----------
                                               $  1,574,356
                                                -----------


FINANCIAL -- 8.7%
Centura Banks Inc...................   9,800   $    552,475
One Valley Bancorp..................  11,200        420,000
Raymond James Financial Corp........  24,600        588,863
                                                -----------
                                               $  1,561,338
                                                -----------



MACHINERY & EQUIPMENT -- 6.7%
CLARCOR Inc.........................  34,100   $    654,294
JLG Industries Inc..................  27,000        550,125
                                                -----------
                                               $  1,204,419
                                                -----------




METAL PRODUCERS -- 3.6%
Imco Recycling Inc..................  38,200   $    654,175
                                                -----------




METAL PRODUCTS MANUFACTURERS -- 3.2%
Regal Beloit Corp...................  24,200   $    571,725
                                                -----------




PRINTING & PUBLISHING -- 3.1%
Standard Register...................  18,300   $    562,725
                                                -----------



RECREATION -- 9.5%
Buffetts Inc.*......................  59,700   $    686,550
Ryan's Family Steak Houses..........  30,000        348,750
Sonic Corp.*........................  20,950        683,494
                                                -----------
                                               $  1,718,794
                                                -----------



RETAILERS -- 3.1%
The Buckle Inc......................  19,700   $    566,375
                                                -----------



MISCELLANEOUS -- 25.4%
Action Perfomance Cos. Inc..........   5,600   $    184,800
Caci International, Inc.............  32,800        738,000
Gallagher (Arthur J.)...............  13,600        673,200
Lawson Prods. Inc...................  22,300        561,681
Myers Industries....................  27,950        559,000
TBC Corp.*..........................  82,000        579,125
Tetra Tech Inc.*....................  30,343        500,660
World Fuel Services Corp............  52,400        772,897
                                                -----------
                                               $  4,569,363
                                                -----------


TOTAL INVESTMENTS -- 99.3%
  (identified cost, $17,342,866)               $ 17,897,978


OTHER ASSETS,
  LESS LIABILITIES -- 0.7%                          121,179
                                                -----------


NET ASSETS -- 100.0%                           $ 18,019,157
                                               ============



* Non-income-producing security.
See notes to financial statements

International Blue Chip Equities Portfolio (IBCP)
------------------------------------------------------------------------------
Portfolio of Investments - June 30, 1999 (Unaudited)



                                      Shares       Value

 Equity Interests -- 97.6%

AUSTRALIA -- 1.9%
Lend Lease Corp. Ltd................ 117,748   $  1,615,923
National Australia Bank Ltd.........  79,000      1,306,660
                                                -----------
                                               $  2,922,583
                                                -----------


AUSTRIA -- 1.8%
Bank Austria AG.....................  16,200   $    852,225
VA Technologie AG...................  11,500      1,042,099
Wienerberger Baustoff Ind...........  30,900        800,340
                                                -----------
                                               $  2,694,664
                                                -----------




BELGIUM -- 0.6%
Delhaize LE PS......................  10,700   $    911,108
                                                -----------



BRAZIL -- 1.2%
Embratel Partipacoes................  21,400   $    296,925
Telecelular Sul Particip............   2,140         46,411
Telecentro Sul Participa............   4,280        237,540
Telenorte Leste Participa...........  21,400        397,238
Telesp Celular Participa............   8,560        228,980
Telesp Participacoes SA ADR.........  21,400        489,525
Telesudeste Celular Part............   4,280        124,120
                                                -----------
                                               $  1,820,739
                                                -----------



CANADA -- 5.7%
ATI Technologies.................... 111,200   $  1,791,910
Bombardier Inc. Class B.............  89,400      1,359,076
Fairfax Financial Hlds..............   4,900      1,307,728
Magna Int'l. Inc. Cl. A.............  16,615        935,685
Newbridge Network Corp..............  32,600        937,250
Power Financial Corp................  66,600      1,259,959
Teleglobe Inc.......................  38,200      1,124,024
                                                -----------
                                               $  8,715,632
                                                -----------


DENMARK -- 0.6%
Tele Danmark........................  20,000   $    981,493
                                                -----------



FINLAND --  1.9%
Metsa Serla B Shares................ 140,200   $  1,191,638
Nokia Oy B Shares...................  19,700      1,727,247
                                                -----------
                                               $  2,918,885
                                                -----------


FRANCE -- 14.5%
Alcatel.............................  13,500   $  1,900,797
Altran Technologies SA..............   5,000      1,320,320
Axa Company FRF60...................  14,900      1,818,194
Essilor International...............   5,700      1,782,092
L'Air Liquide SA....................   6,778      1,066,205
Michelin B. French Reg. Shares......  43,700      1,788,187
Pinault-Printemps Redoute SA........   6,300      1,081,342
Promodes............................   2,700      1,772,684
Sagem SA............................   2,570      1,717,819
Stmicroelectronics NV...............  25,000      1,665,872
Technip.............................  11,130      1,249,089
TV Francaise........................   7,500      1,748,392
Valeo...............................  21,800      1,798,936
Vivendi.............................  18,000      1,458,438
                                                -----------
                                               $ 22,168,367
                                                -----------



GERMANY -- 8.7%
Allianz AG Holding Ger Reg..........   3,600   $  1,003,546
BASF AG.............................  34,400      1,520,472
Bayer AG............................  23,600        983,473
Bayerische Motoren Werke AG.........   2,239      1,540,456
DaimlerChrysler.....................  18,000      1,599,750
Heidelberger Zement AG..............  20,600      1,699,912
Linde AG German Ord.................   2,000      1,198,603
Mannesmann AG.......................   5,300        796,535
SAP AG Vorzug.......................   2,400        970,683
Veba AG.............................  33,700      1,981,408
                                                -----------
                                               $ 13,294,838
                                                -----------



GREECE -- 1.5%
Heracles General Cement Co..........  14,500   $    388,389
Intracom SA.........................  15,700      1,012,067
National Bank of Greece.............  14,000        915,817
                                                -----------
                                               $  2,316,273
                                                -----------


HONG KONG -- 1.9%
HSBC Holdings PLC...................  26,467   $    965,339
Henderson Land Development.......... 133,000        764,496
Johnson Electric Holdings Ltd....... 269,000      1,109,407
                                                -----------
                                               $  2,839,242
                                                -----------


IRELAND -- 1.1%
CRH PLC.............................  43,781   $    774,513
Greencore PLC.......................  55,000        177,615
Waterford Wedgewood - Uni........... 780,000        798,677
                                                -----------
                                               $  1,750,805
                                                -----------

ITALY -- 3.5%
Alleanza Assicurazioni SPA.......... 178,000   $  2,047,218
Assicurazione Generali Itl..........  18,500        641,180
Benetton Group...................... 585,000      1,152,547
Telecom Italia Mobile............... 243,000      1,451,290
                                                -----------
                                               $  5,292,235
                                                -----------


JAPAN -- 12.1%
Autobacs Seven......................  26,000   $  1,262,636
Bellsystem24 Inc....................   5,000      2,042,038
Bridgestone Corporation.............  39,000      1,178,890
Canon Inc...........................  79,000      2,270,565
Honda Motor Co., Ltd................  45,000      1,906,591
Hoya Corp...........................  24,000      1,353,816
Matsushita Communication Ind........  15,000      1,071,606
Murata Mfg. Co. Ltd.................  13,000        841,758
Ono Pharmaceutical..................  20,000        682,194
Takeda Chem Industries Ltd..........  22,000      1,019,326
Takefuji Corp.......................  17,000      1,756,442
Toyota Motor Co.....................  34,000      1,075,486
York-Benimaru Co. Ltd...............  54,000      2,038,156
                                                -----------
                                               $ 18,499,504
                                                -----------


MEXICO -- 2.9%
Cemex S.A........................... 133,911   $    660,135
Cifra S.A........................... 334,740        648,729
Grupo Carso S.A. de C.V............. 141,000        651,825
Grupo Industrial Saltillo A......... 150,000        528,404
Grupo Industrial Maseca-B........... 907,000        537,311
Organizacion Soriana SA-B........... 162,000        759,188
Telefonos de Mexico.................   8,100        654,580
                                                -----------
                                               $  4,440,172
                                                -----------



NETHERLANDS -- 9.5%
Abn Amro Holdings...................  90,315   $  1,956,358
Aegon NV............................  16,763      1,216,424
Cap Gemini..........................  31,100      2,123,673
CSM N.V. Cert.......................  28,472      1,422,922
Fortis Amev NV......................  43,843      1,354,460
Getronics N.V.......................  32,132      1,236,277
Hunter Douglas NV...................   1,000         34,349
ING Groep N.V.......................  35,195      1,905,941
Internatio-Muller NV................  37,916        835,006
Koninklijke Philips Electronics.....   8,000        789,304
TNT Post Group*.....................     346          8,262
Verenigde Nederlandse...............  13,000        519,618
Volker Wessels Stevin...............  55,548      1,065,738
                                                -----------
                                               $ 14,468,333
                                                -----------




PORTUGAL-- 0.5%
Portugal Telecom S.A. ADR...........  17,000   $    700,188
                                                -----------



SINGAPORE -- 1.9%
City Developments................... 150,000   $    960,353
Overseas Chinese Bkng Corp.......... 128,000      1,067,606
United Overseas Bank-Foreign........ 128,000        894,684
                                                -----------
                                               $  2,922,643
                                                -----------



SOUTH AFRICA -- 2.0%
Sasol Beperk Limited................ 225,000   $  1,604,482
Tiger Oats Limited..................  82,350        750,248
Wooltru............................. 388,000        661,984
                                                -----------
                                               $  3,016,714
                                                -----------



SPAIN -- 5.9%
Banco Bilbao Vizcaya SA.............  73,950   $  1,068,675
Banco Santander Central Hisp........ 110,000      1,145,997
Bankinter - Banco Interc Esp........  23,800        969,713
Endesa S.A..........................  82,400      1,757,709
Gas Natural SDG S.A.................   7,100        516,317
Repsol S.A.......................... 110,220      2,251,100
Telefonica..........................  28,611      1,378,517
                                                -----------
                                               $  9,088,028
                                                -----------



SWEDEN -- 2.9%
Ericsson AB B Free..................  71,800   $  2,303,992
Hoganas AB-B........................  57,100      1,159,886
Svedala Industri AB-Free............  53,700        967,510
                                                -----------
                                               $  4,431,388
                                                -----------



SWITZERLAND -- 1.7%
Alusuisse-Lonza Group Ltd...........   1,550   $  1,807,801
Sch. Rueckversicherungs-Ges.........     430        819,259
                                                -----------
                                               $  2,627,060
                                                -----------



UNITED KINGDOM -- 13.3%
Airtours............................ 222,100   $  1,763,366
Astrazeneca PLC.....................  20,600        796,027
Bodycote International PLC.......... 181,750      1,122,338
Bowthorpe Holdings PLC.............. 118,900      1,043,279

British Petroleum Co. PLC...........  42,500   $    760,555
British Telecommunications PLC......  90,000      1,505,672
Cable & Wireless PLC  ADR...........  39,100      1,549,338
Cobham.............................. 122,000      1,941,085
Computer Management Group...........  50,800      1,338,021
Invensys PLC........................ 361,714      1,709,424
Johnson Matthey Public Ltd.......... 104,400      1,019,660
Kingfisher PLC......................  66,000        769,699
Wm. Morrison Supermarkets PLC....... 364,200        826,162
Smithkline Beecham PLC..............  50,841        660,740
Tesco PLC........................... 254,000        658,208
Vodafone Airtouch PLC...............  88,187      1,733,734
Wolseley PLC........................ 156,540      1,178,736
                                                -----------
                                             $   20,376,044
                                                -----------



TOTAL EQUITY INTERESTS - 97.6%
  (identified cost, $132,374,728)              $149,196,938
                                                -----------


Reserve Funds -- 0.7%

                                 Face Amount

American Express Corp., 5.501%, 7/01/99
  (at amortized cost).............$1,025,000   $  1,025,000
                                                -----------

TOTAL INVESTMENTS -- 98.3%
  (identified cost, $133,399,728)              $150,221,938

OTHER ASSETS,
   LESS LIABILITIES -- 1.7%                       2,572,702
                                                -----------



NET ASSETS -- 100%                             $152,794,640
                                               ============





* Non-income-producing security.

ADR: American Depository Receipts
See notes to financial statements

Wright U.S. Treasury Money Market Fund (WTMM)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 1999 (Unaudited)



Face                            Interest  Maturity
Amount     Issuer                 Rate      Date        Value
-------------------------------------------------------------------------------



$2,000,000   U.S. Treasury Bills  4.275% 07/01/99  $ 2,000,000
 2,050,000   U.S. Treasury Bills  4.240% 07/22/99    2,044,929
 2,000,000   U.S. Treasury Bills  4.400% 07/22/99    1,994,867
   300,000   U.S. Treasury Bills  4.180% 07/22/99      299,268
 2,500,000   U.S. Treasury Bills  4.310% 08/19/99    2,485,334
   200,000   U.S. Treasury Bills  4.370% 08/19/99      198,811
   900,000   U.S. Treasury Bills  4.430% 08/19/99      894,573
   700,000   U.S. Treasury Bills  4.350% 08/19/99      695,855
 2,600,000   U.S. Treasury Bills  4.330% 09/16/99    2,575,920
   350,000   U.S. Treasury Bills  4.470% 09/16/99      346,654
 1,300,000   U.S. Treasury Bills  4.460% 09/16/99    1,287,599
   500,000   U.S. Treasury Bills  4.500% 09/16/99      495,188
 2,000,000   U.S. Treasury Bills  4.590% 10/14/99    1,973,225
 2,500,000   U.S. Treasury Bills  4.420% 10/14/99    2,467,770
 4,100,000   U.S. Treasury Bills  4.615% 11/12/99    4,029,570
 1,300,000   U.S. Treasury Bills  4.200% 07/08/99    1,298,938
 3,000,000   U.S. Treasury Bills  4.300% 07/08/99    2,997,492
 4,200,000   U.S. Treasury Bills  4.345% 07/15/99    4,192,902
   200,000   U.S. Treasury Bills  4.420% 07/15/99      199,656
 2,000,000   U.S. Treasury Bills  4.460% 08/05/99    1,991,328
 4,000,000   U.S. Treasury Bills  4.380% 08/05/99    3,982,967
   150,000   U.S. Treasury Bills  4.360% 08/12/99      149,237
   600,000   U.S. Treasury Bills  4.485% 08/12/99      596,861
 3,300,000   U.S. Treasury Bills  4.470% 08/12/99    3,282,791
   700,000   U.S. Treasury Bills  4.370% 09/02/99      694,647
   600,000   U.S. Treasury Bills  4.400% 09/23/99      593,840
   250,000   U.S. Treasury Bills  4.450% 09/23/99      247,404
 1,200,000   U.S. Treasury Bills  4.520% 09/23/99    1,187,344
 1,000,000   U.S. Treasury Bills  4.590% 09/23/99      989,290
 2,300,000   U.S. Treasury Bills  4.500% 09/23/99    2,275,850
 5,400,000   U.S. Treasury Bills  4.575% 09/30/99    5,337,551
   200,000   U.S. Treasury Bills  4.330% 10/07/99      197,643
 3,000,000   U.S. Treasury Bills  4.480% 10/21/99    2,958,186
   400,000   U.S. Treasury Bills  4.490% 10/21/99      394,413
 1,000,000   U.S. Treasury Bills  4.570% 10/21/99      985,782
 1,300,000   U.S. Treasury Bills  4.715% 11/26/99    1,274,801
 5,000,000   U.S. Treasury Bills  4.715% 11/26/99    4,903,081
   800,000   U.S. Treasury Bills  4.800% 12/02/99      783,573
  3700,000   U.S. Treasury Bills  4.790% 12/02/99    3,624,185
 2,100,000   U.S. Treasury Bills  4.730% 12/16/99    2,053,646
   250,000   U.S. Treasury Bills  4.850% 12/16/99      244,342
 1,100,000   U.S. Treasury Bills  4.830% 12/16/99    1,075,206

$1,400,000   U.S. Treasury Notes  5.875% 11/15/99  $ 1,410,974
 2,000,000   U.S. Treasury Notes  5.875% 11/15/99    2,021,606
 3,000,000   U.S. Treasury Notes  7.500% 10/31/99    3,062,223
 4,500,000   U.S. Treasury Notes  5.875% 08/31/99    4,597,252
                                                    ----------

Total Investments
At Amortized Cost -- 103.9%                        $ 83,394,574

Other Assets, less Liabilities  -- (3.9%)            (3,128,917)
                                                     ----------
Net Assets -- 100.0%                               $ 80,265,657
                                                    ===========
See notes to financial statements

U.S. Government Near Term Portfolio (NTBP)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 1999 (Unaudited)



Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1)  Maturity
---------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS
$   1,950,000     Federal Home Loan Bank                 4.860%    10/05/01     $ 98.062  $ 1,912,209      4.96%     5.89%
    1,700,000     Federal Home Loan Bank                 5.125%     2/26/02       98.437    1,673,429      5.21%     5.92%
    2,000,000     Federal Home Loan Bank                 5.675%     8/18/03       98.187    1,963,740      5.78%     6.11%
      650,000     Federal Home Loan Bank                 5.125%     9/15/03       96.312      626,028      5.32%     6.10%
    1,000,000     Federal Home Loan Bank                 5.535%    11/10/03       97.000      970,000      5.71%     6.25%
      500,000     Federal Home Loan Bank                 5.375%    12/08/03       96.719      483,595      5.56%     6.70%
      500,000     Federal Home Loan Bank                 5.400%     3/01/04       96.656      483,280      5.59%     6.14%
    1,500,000     FHLMC                                  6.000%     1/12/04       98.109    1,471,635      6.12%     6.36%
    1,500,000     FNLB                                   5.430%     6/08/01       99.266    1,488,990      5.47%     5.44%

    1,000,000     FNMA                                   4.750%    11/14/03       94.750      947,500      5.01%     6.26%
    1,000,000     FNMA                                   5.310%     9/15/00       99.531      995,310      5.34%     5.70%
    1,500,000     FNMA                                   5.250%    11/19/01       98.641    1,479,615      5.32%     6.04%
    1,925,000     FNMA                                   5.900%     7/09/03       97.937    1,885,287      6.02%     6.16%
    1,300,000     FNMA                                   6.170%     8/05/03       98.312    1,278,056      6.28%     6.50%
    1,500,000     FNMA                                   5.940%     8/18/03       97.891    1,468,365      6.07%     6.28%
    1,500,000     FNMA                                   5.860%     8/20/03       97.844    1,467,660      5.99%     6.14%
    1,500,000     FNMA                                   5.910%     8/25/03       98.281    1,474,215      6.01%     6.25%
    1,500,000     FNMA                                   5.350%    10/27/03       96.359    1,445,385      5.55%     6.38%
    1,475,000     FNMA                                   5.860%     1/20/04       97.750    1,441,813      5.99%     6.62%
    1,770,000     FNMA                                   5.875%     4/23/04       97.516    1,726,033      6.02%     6.30%

    1,300,000     U.S. Treasury Note                     8.000%     8/15/99      100.391    1,305,083      7.97%     4.69%
    2,000,000     U.S. Treasury Note                     7.875%    11/15/99      101.031    2,020,620      7.79%     5.04%
    2,500,000     U.S. Treasury Note                     5.375%     1/31/00      100.187    2,504,675      5.36%     5.04%
    2,000,000     U.S. Treasury Note                     5.875%     2/15/00      100.422    2,008,440      5.85%     5.14%
    1,500,000     U.S. Treasury Note                     8.500%     2/15/00      102.047    1,530,705      8.33%     5.10%
   11,100,000     U.S. Treasury Note                     7.125%     2/29/00      101.266   11,240,526      7.04%     5.08%
    7,000,000     U.S. Treasury Note                     6.250%     5/31/00      100.812    7,056,840      6.20%     5.29%
    8,000,000     U.S. Treasury Note                     6.000%     8/15/00      100.641    8,051,280      5.96%     5.39%
    1,400,000     U.S. Treasury Note                     5.625%    11/30/00      100.266    1,403,724      5.61%     5.41%
    9,650,000     U.S. Treasury Note                     7.500%    11/15/01      104.172   10,052,598      7.20%     5.66%
    2,600,000     U.S. Treasury Note                     6.250%     2/28/02      101.500    2,639,000      6.16%     5.69%
                                                                                          -----------
Total Investments (identified cost, $76,657,493) --  98.1%                               $ 76,495,636

Other Assets, Less Liabilities --  1.9%                                                     1,478,441
                                                                                          -----------

Net Assets -- 100.0%                                                                     $ 77,974,077
                                                                                         ============
Average Maturity  --  1.7 Years

See notes to financial statements

U.S. Treasury Portfolio (USTBP)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 1999 (Unaudited)


Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1)  Maturity
--------------------------------------------------------------------------------------------------------------------------------


$  3,000,000      U. S. Treasury Notes                   5.875%    11/15/99     $101.297 $ 3,008,910       5.86%     5.09%
   2,700,000      U. S. Treasury Notes                   5.375%     1/31/00      100.187    2,705,049      5.36%     5.04%
   3,400,000      U. S. Treasury Notes                   6.250%     5/31/00      100.812    3,427,608      6.20%     5.29%
   4,450,000      U. S. Treasury Notes                   5.250%     1/31/01       99.687    4,436,072      5.27%     5.43%
   2,200,000      U. S. Treasury Notes                   5.000%     2/28/01       99.218    2,182,796      5.04%     5.64%
   6,000,000      U. S. Treasury Notes                   6.500%     5/15/05      103.062    6,183,720      6.31%     5.92%
   5,100,000      U. S. Treasury Notes                   6.500%     8/15/05      103.078    5,256,978      6.31%     5.94%
   2,500,000      U. S. Treasury Notes                   6.500%    10/15/06      103.250    2,581,250      6.30%     5.95%
     750,000      U. S. Treasury Notes                   6.250%     2/15/07      101.891      764,183      6.13%     5.94%
   1,500,000      U. S. Treasury Notes                   6.625%     5/15/07      104.141    1,562,115      6.36%     5.96%
   2,500,000      U. S. Treasury Notes                   6.125%     8/15/07      101.078    2,526,950      6.06%     5.96%

     600,000      U.S  Treasury Bonds                   11.625%    11/15/04      126.234      757,404      9.21%     5.94%
   1,000,000      U.S  Treasury Bonds                   10.000%     5/15/10      119.125    1,191,250      8.39%     7.42%
   1,300,000      U.S  Treasury Bonds                   14.000%    11/15/11      146.281    1,901,653      9.57%     8.06%
   6,100,000      U.S  Treasury Bonds                    7.250%     5/15/16      109.984    6,709,024      6.59%     6.29%
   1,700,000      U.S  Treasury Bonds                    6.250%     8/15/23      100.469    1,707,972      6.22%     6.21%
   1,950,000      U.S  Treasury Bonds                    6.000%     2/15/26       97.578    1,902,771      6.15%     6.19%
   3,550,000      U.S  Treasury Bonds                    5.500%     8/15/28       91.562    3,250,451      6.01%     6.13%
                                                                                           -----------

Total Investments (identified cost, $51,177,651) -  94.7%                                 $52,056,156


Other Assets, less Liabilities -  5.3%                                                      2,920,216
                                                                                         -----------


Net Assets -  100.0%                                                                      $54,976,372
                                                                                         ============

Average Maturity -  8.7 Years

See notes to financial statements

Current Income Portfolio (CIFP)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 1999 (Unaudited)



Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value         Yield
---------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS - 95.3%
$     1,506       GNMA POOL   # 000434                    8.000%       4/15/01        $101.109         $ 1,524       7.91%
        339       GNMA POOL   # 000473                    7.500%       4/15/01         100.771             342       7.44%
    770,372       GNMA POOL   # 000545                    7.500%      12/20/22         100.718         775,904       7.45%
  1,241,886       GNMA POOL   # 000723                    7.500%       1/20/23         100.718       1,250,803       7.45%
  1,024,873       GNMA POOL   # 001268                    8.000%       7/20/23         102.641       1,051,940       7.79%
      1,095       GNMA POOL   # 001408                    6.500%       3/15/02          99.296           1,088       6.55%
     54,695       GNMA POOL   # 001596                    9.000%       4/20/21         106.124          58,045       8.48%
    371,249       GNMA POOL   # 001788                    7.000%       7/20/24          98.438         365,450       7.11%
    499,987       GNMA POOL   # 002218                    7.500%       5/20/26         100.562         502,798       7.46%
  1,472,433       GNMA POOL   # 002268                    7.500%       8/20/26         100.562       1,480,709       7.46%
    985,729       GNMA POOL   # 002671                    6.000%      11/20/28          93.094         917,655       6.45%
  2,661,121       GNMA POOL   # 002687                    6.000%      12/20/28          93.094       2,477,345       6.45%
      1,131       GNMA POOL   # 003026                    8.000%       1/15/04         102.264           1,157       7.82%
        658       GNMA POOL   # 003331                    8.000%       1/15/04         102.264             674       7.82%
      2,073       GNMA POOL   # 004183                    8.000%       7/15/04         102.264           2,120       7.82%
      1,424       GNMA POOL   # 004433                    9.000%      11/15/04         104.403           1,488       8.62%
    338,845       GNMA POOL   # 004702                    7.500%       2/15/26         100.937         342,020       7.43%
      3,164       GNMA POOL   # 005466                    8.500%       3/15/05         103.702           3,282       8.20%
        418       GNMA POOL   # 005561                    8.500%       4/15/05         103.258             432       8.23%
  1,599,905       GNMA POOL   # 005601                    8.000%      11/15/26         102.843       1,645,391       7.78%
      1,515       GNMA POOL   # 005687                    7.250%       2/15/05         100.698           1,526       7.20%
      1,894       GNMA POOL   # 005910                    7.250%       2/15/05         100.899           1,911       7.19%
     10,767       GNMA POOL   # 007003                    8.000%       7/15/05         102.555          11,042       7.80%
      1,338       GNMA POOL   # 007319                    6.500%      10/15/04          98.823           1,323       6.58%
      4,454       GNMA POOL   # 009106                    8.250%       5/15/06         103.523           4,611       7.97%
      7,006       GNMA POOL   # 009889                    7.250%       2/15/06         100.865           7,067       7.19%
        850       GNMA POOL   # 011191                    7.250%       4/15/06         100.865             858       7.19%
      3,630       GNMA POOL   # 012526                    8.000%      11/15/06         103.176           3,745       7.75%
    681,176       GNMA POOL   # 044190                    8.000%      12/15/26         102.843         700,542       7.78%
     94,472       GNMA POOL   # 151443                   10.000%       3/15/16         106.519         100,631       9.39%
     19,236       GNMA POOL   # 153564                   10.000%       4/15/16         106.433          20,474       9.40%
    102,646       GNMA POOL   # 172558                    9.500%       8/15/16         107.405         110,247       8.85%
    163,431       GNMA POOL   # 176992                    8.000%      11/15/16         103.656         169,407       7.72%
     27,714       GNMA POOL   # 177784                    8.000%      10/15/16         103.656          28,728       7.72%
     35,040       GNMA POOL   # 180033                    9.500%       9/15/16         107.405          37,635       8.85%
      4,848       GNMA POOL   # 188060                    9.500%      10/15/16         107.405           5,208       8.85%
      2,454       GNMA POOL   # 190959                    8.500%       2/15/17         105.262           2,584       8.08%
     77,337       GNMA POOL   # 192357                    8.000%       4/15/17         103.593          80,116       7.72%
    237,042       GNMA POOL   # 194057                    8.500%       4/15/17         105.262         249,516       8.08%
     60,454       GNMA POOL   # 194287                    9.500%       3/15/17         107.393          64,924       8.85%
    392,514       GNMA POOL   # 194926                    8.500%       2/15/17         105.262         413,169       8.08%
     10,146       GNMA POOL   # 196063                    8.500%       3/15/17         105.262          10,680       8.08%
    202,294       GNMA POOL   # 203369                    8.000%      12/15/16         103.656         209,690       7.72%
     15,345       GNMA POOL   # 206740                   10.000%      10/15/17         106.713          16,376       9.37%
     52,809       GNMA POOL   # 206762                    9.000%       4/15/21         106.499          56,242       8.45%
     59,757       GNMA POOL   # 207019                    8.000%       3/15/17         103.593          61,904       7.72%
      9,574       GNMA POOL   # 208076                    8.000%       4/15/17         103.593           9,919       7.72%
     10,941       GNMA POOL   # 210520                   10.500%       8/15/17         107.844          11,800       9.74%
     10,671       GNMA POOL   # 210618                    9.500%       4/15/17         107.393          11,460       8.85%
     58,958       GNMA POOL   # 211013                    9.000%       1/15/20         106.593          62,845       8.44%
$    70,928       GNMA POOL   # 211231                    8.500%       5/15/17        $105.262        $ 74,660       8.08%
     48,597       GNMA POOL   # 212601                    8.500%       6/15/17         105.262          51,155       8.08%
     10,870       GNMA POOL   # 218420                    8.500%      11/15/21         105.062          11,421       8.09%
    167,398       GNMA POOL   # 219335                    8.000%       5/15/17         103.593         173,413       7.72%
    166,938       GNMA POOL   # 220703                    8.000%       5/15/17         103.593         172,936       7.72%
     20,920       GNMA POOL   # 220917                    8.500%       4/15/17         105.262          22,021       8.08%
    248,860       GNMA POOL   # 222112                    8.000%       1/15/22         103.093         256,557       7.76%
     31,116       GNMA POOL   # 223126                   10.000%       8/15/17         106.713          33,205       9.37%
     51,044       GNMA POOL   # 223133                    9.500%       7/15/17         107.393          54,818       8.85%
     12,588       GNMA POOL   # 223348                   10.000%       8/15/18         106.713          13,433       9.37%
      5,575       GNMA POOL   # 223588                   10.000%      12/15/18         106.761           5,952       9.37%
     13,744       GNMA POOL   # 224078                   10.000%       7/15/18         106.713          14,667       9.37%
     50,439       GNMA POOL   # 228308                   10.000%       1/15/19         106.713          53,826       9.37%
     20,681       GNMA POOL   # 228483                    9.500%       9/15/19         107.368          22,206       8.85%
     28,184       GNMA POOL   # 230223                    9.500%       4/15/18         107.380          30,265       8.85%
     12,220       GNMA POOL   # 235000                   10.000%       1/15/18         106.657          13,034       9.38%
     36,635       GNMA POOL   # 245580                    9.500%       7/15/18         107.380          39,340       8.85%
     23,813       GNMA POOL   # 247473                   10.000%       9/15/18         106.519          25,366       9.39%
     82,158       GNMA POOL   # 247681                    9.000%      11/15/19         106.687          87,652       8.44%
     21,035       GNMA POOL   # 247872                   10.000%       9/15/18         106.761          22,458       9.37%
     24,243       GNMA POOL   # 250412                    8.000%       3/15/18         103.531          25,099       7.73%
     30,311       GNMA POOL   # 251241                    9.500%       6/15/18         107.380          32,549       8.85%
     41,925       GNMA POOL   # 258911                    9.500%       9/15/18         107.380          45,020       8.85%
     32,503       GNMA POOL   # 260999                    9.500%       9/15/18         107.380          34,902       8.85%
     17,486       GNMA POOL   # 263439                   10.000%       2/15/19         106.761          18,669       9.37%
     42,700       GNMA POOL   # 265267                    9.500%       8/15/20         107.355          45,841       8.85%
     17,197       GNMA POOL   # 266983                   10.000%       2/15/19         106.761          18,361       9.37%
      7,217       GNMA POOL   # 273690                    9.500%       8/15/19         107.368           7,750       8.85%
     23,052       GNMA POOL   # 274489                    9.500%      12/15/19         107.368          24,751       8.85%
     19,358       GNMA POOL   # 275456                    9.500%       8/15/19         107.368          20,784       8.85%
     39,085       GNMA POOL   # 275538                    9.500%       1/15/20         107.355          41,960       8.85%
     27,757       GNMA POOL   # 277205                    9.000%      12/15/19         106.687          29,613       8.44%
     66,810       GNMA POOL   # 285744                    9.000%       5/15/20         106.593          71,215       8.44%
     53,747       GNMA POOL   # 286556                    9.000%       3/15/20         106.593          57,291       8.44%
      1,026       GNMA POOL   # 287999                    9.000%       9/15/20         106.593           1,095       8.44%
     82,876       GNMA POOL   # 289092                    9.000%       4/15/20         106.593          88,341       8.44%
      8,639       GNMA POOL   # 289949                    8.500%       7/15/21         105.062           9,077       8.09%
      6,305       GNMA POOL   # 290700                    9.000%       8/15/20         106.593           6,721       8.44%
      8,052       GNMA POOL   # 291933                    9.500%       7/15/20         107.355           8,644       8.85%
     19,514       GNMA POOL   # 293666                    8.500%       6/15/21         105.062          20,503       8.09%
      1,034       GNMA POOL   # 294209                    9.000%       7/15/21         106.499           1,102       8.45%
      9,442       GNMA POOL   # 297345                    8.500%       8/15/20         105.112           9,925       8.09%
     18,770       GNMA POOL   # 301017                    8.500%       6/15/21         105.062          19,721       8.09%
     43,246       GNMA POOL   # 301366                    8.500%       6/15/21         105.062          45,435       8.09%
    114,758       GNMA POOL   # 302713                    9.000%       2/15/21         106.499         122,217       8.45%
      8,501       GNMA POOL   # 302723                    8.500%       5/15/21         105.062           8,932       8.09%
     40,764       GNMA POOL   # 302781                    8.500%       6/15/21         105.062          42,828       8.09%
     57,127       GNMA POOL   # 302933                    8.500%       6/15/21         105.062          60,020       8.09%
     95,347       GNMA POOL   # 304512                    8.500%       5/15/21         105.062         100,174       8.09%
    132,619       GNMA POOL   # 305091                    9.000%       7/15/21         106.499         141,239       8.45%
      4,087       GNMA POOL   # 306669                    8.000%       7/15/21         103.343           4,224       7.74%
$    71,156       GNMA POOL   # 306693                    8.500%       9/15/21        $105.062        $ 74,759       8.09%
     85,374       GNMA POOL   # 308792                    9.000%       7/15/21         106.499          90,923       8.45%
     42,837       GNMA POOL   # 311087                    8.500%       7/15/21         105.062          45,006       8.09%
     13,682       GNMA POOL   # 314222                    8.500%       4/15/22         104.875          14,349       8.10%
     70,392       GNMA POOL   # 314581                    9.500%      10/15/21         107.343          75,561       8.85%
    211,566       GNMA POOL   # 315187                    8.000%       6/15/22         103.093         218,110       7.76%
    383,667       GNMA POOL   # 315388                    8.000%       2/15/22         103.093         395,535       7.76%
    264,195       GNMA POOL   # 315754                    8.000%       1/15/22         103.093         272,367       7.76%
    348,325       GNMA POOL   # 316240                    8.000%       1/15/22         103.093         359,100       7.76%
    107,403       GNMA POOL   # 316615                    8.500%      11/15/21         105.062         112,840       8.09%
    121,312       GNMA POOL   # 317069                    8.500%      12/15/21         105.062         127,453       8.09%
    213,839       GNMA POOL   # 317351                    8.000%       5/15/22         103.093         220,453       7.76%
    194,070       GNMA POOL   # 317358                    8.000%       5/15/22         103.093         200,073       7.76%
    188,895       GNMA POOL   # 318776                    8.000%       2/15/22         103.093         194,738       7.76%
      3,756       GNMA POOL   # 318793                    8.500%       2/15/22         104.875           3,940       8.10%
    284,500       GNMA POOL   # 319441                    8.500%       4/15/22         104.875         298,370       8.10%
    119,873       GNMA POOL   # 321806                    8.000%       5/15/22         103.093         123,581       7.76%
    347,634       GNMA POOL   # 321807                    8.000%       5/15/22         103.093         358,386       7.76%
    193,434       GNMA POOL   # 321976                    8.500%       1/15/22         104.875         202,864       8.10%
    392,061       GNMA POOL   # 323226                    8.000%       6/15/22         103.093         404,188       7.76%
    289,315       GNMA POOL   # 323929                    8.000%       2/15/22         103.093         298,264       7.76%
    256,002       GNMA POOL   # 325165                    8.000%       6/15/22         103.093         263,921       7.76%
     51,186       GNMA POOL   # 325651                    8.000%       6/15/22         103.093          52,769       7.76%
    356,303       GNMA POOL   # 329540                    7.500%       8/15/22         101.156         360,422       7.41%
    742,900       GNMA POOL   # 329982                    7.500%       2/15/23         101.093         751,020       7.42%
    226,985       GNMA POOL   # 331361                    8.000%      11/15/22         103.093         234,007       7.76%
    348,626       GNMA POOL   # 335746                    8.000%      10/15/22         103.093         359,409       7.76%
    294,180       GNMA POOL   # 335950                    8.000%      10/15/22         103.093         303,280       7.76%
  1,772,227       GNMA POOL   # 336488                    7.000%       8/15/23          99.031       1,755,055       7.07%
  1,555,643       GNMA POOL   # 348103                    7.000%       6/15/23          99.031       1,540,569       7.07%
    579,123       GNMA POOL   # 348213                    6.500%       8/15/23          96.718         560,117       6.72%
    976,659       GNMA POOL   # 350372                    7.000%       4/15/23          99.031         967,196       7.07%
  1,056,660       GNMA POOL   # 350659                    7.500%       6/15/23         101.093       1,068,210       7.42%
  1,144,054       GNMA POOL   # 350938                    6.500%       8/15/23          96.718       1,106,507       6.72%
  1,260,807       GNMA POOL   # 352001                    6.500%      12/15/23          96.718       1,219,428       6.72%
    952,759       GNMA POOL   # 352110                    7.000%       8/15/23          99.031         943,527       7.07%
    538,540       GNMA POOL   # 362628                    7.000%       8/15/23          99.031         533,322       7.07%
    624,892       GNMA POOL   # 363429                    7.000%       8/15/23          99.031         618,837       7.07%
    753,365       GNMA POOL   # 367414                    6.000%      11/15/23          94.094         708,871       6.38%
  1,226,583       GNMA POOL   # 367806                    6.500%       9/15/23          96.718       1,186,327       6.72%
  1,523,703       GNMA POOL   # 368238                    7.000%      12/15/23          99.031       1,508,939       7.07%
  1,796,600       GNMA POOL   # 368502                    7.000%       2/15/24          98.969       1,778,078       7.07%
  1,519,491       GNMA POOL   # 370773                    6.000%      11/15/23          94.094       1,429,751       6.38%
  2,310,832       GNMA POOL   # 372050                    6.500%       2/15/24          96.718       2,234,991       6.72%
    528,900       GNMA POOL   # 372379                    8.000%      10/15/26         102.843         543,938       7.78%
    839,046       GNMA POOL   # 372468                    6.500%      12/15/27          96.156         806,794       6.76%
  2,266,963       GNMA POOL   # 376218                    7.500%       8/15/25         100.968       2,288,907       7.43%
    838,039       GNMA POOL   # 376400                    6.500%       2/15/24          96.718         810,535       6.72%
    844,737       GNMA POOL   # 387189                    7.000%       2/15/24          98.969         836,028       7.07%
    496,238       GNMA POOL   # 398251                    7.500%       9/15/25         100.968         501,042       7.43%
    966,742       GNMA POOL   # 405558                    7.500%       1/15/26         100.937         975,801       7.43%
$ 2,550,024       GNMA POOL   # 410215                    7.500%      12/15/25        $100.968     $ 2,574,709       7.43%
  1,311,096       GNMA POOL   # 410915                    6.500%       2/15/26          96.406       1,263,976       6.74%
    472,617       GNMA POOL   # 414736                    7.500%      11/15/25         100.968         477,192       7.43%
    537,095       GNMA POOL   # 417225                    7.500%       1/15/26         100.937         542,128       7.43%
  1,052,991       GNMA POOL   # 417276                    7.000%       2/15/26          98.656       1,038,839       7.10%
  2,978,864       GNMA POOL   # 420707                    7.000%       2/15/26          98.656       2,938,824       7.10%
    587,654       GNMA POOL   # 421829                    7.500%       4/15/26         100.937         593,160       7.43%
  1,236,576       GNMA POOL   # 422506                    6.500%       3/15/26          96.406       1,192,134       6.74%
    120,704       GNMA POOL   # 423114                    7.000%       9/15/27          98.656         119,082       7.10%
    642,635       GNMA POOL   # 424173                    7.500%       3/15/26         100.937         648,657       7.43%
    454,157       GNMA POOL   # 427199                    7.000%      12/15/27          98.656         448,054       7.10%
  1,354,682       GNMA POOL   # 430279                    7.000%      10/15/27          98.656       1,336,475       7.10%
    331,250       GNMA POOL   # 431036                    8.000%       7/15/26         102.843         340,668       7.78%
    901,462       GNMA POOL   # 436214                    6.500%       2/15/13          99.000         892,448       6.57%
    827,340       GNMA POOL   # 436723                    7.500%      11/15/26         100.937         835,093       7.43%
  2,718,377       GNMA POOL   # 436777                    7.000%       4/15/27          98.656       2,681,843       7.10%
  1,889,895       GNMA POOL   # 440166                    7.000%       2/15/27          98.656       1,864,495       7.10%
    905,333       GNMA POOL   # 442063                    7.000%      10/15/26          98.656         893,166       7.10%
    585,321       GNMA POOL   # 442193                    7.500%      12/15/26         100.937         590,806       7.43%
    967,989       GNMA POOL   # 442996                    6.000%       6/15/13          96.906         938,040       6.19%
    864,921       GNMA POOL   # 446943                    7.000%       4/15/27          98.656         853,292       7.10%
  2,489,925       GNMA POOL   # 448490                    7.500%       3/15/27         100.937       2,513,256       7.43%
  1,442,069       GNMA POOL   # 449176                    6.500%       7/15/28          96.156       1,386,632       6.76%
  1,482,627       GNMA POOL   # 457100                    6.500%      11/15/28          96.156       1,425,635       6.76%
  2,538,671       GNMA POOL   # 458672                    6.500%       1/15/28          96.156       2,441,085       6.76%
  1,248,759       GNMA POOL   # 458712                    7.000%      11/15/27          98.656       1,231,976       7.10%
    446,533       GNMA POOL   # 460698                    7.000%      10/15/27          98.656         440,532       7.10%
  1,436,167       GNMA POOL   # 460726                    6.500%      12/15/27          96.156       1,380,962       6.76%
  1,702,405       GNMA POOL   # 462363                    7.000%      11/15/27          98.656       1,679,525       7.10%
    914,209       GNMA POOL   # 462444                    6.500%      12/15/27          96.156         879,067       6.76%
  1,412,475       GNMA POOL   # 462623                    6.500%       3/15/28          96.156       1,358,180       6.76%
    934,907       GNMA POOL   # 468173                    7.000%       8/15/28          98.656         922,342       7.10%
    948,334       GNMA POOL   # 469226                    6.500%       3/15/28          96.156         911,880       6.76%
  1,978,942       GNMA POOL   # 469615                    6.500%      10/15/28          96.156       1,902,872       6.76%
  1,849,456       GNMA POOL   # 472028                    6.500%       5/15/28          96.156       1,778,363       6.76%
  1,440,994       GNMA POOL   # 480030                    6.500%       6/15/28          96.156       1,385,603       6.76%
  1,939,835       GNMA POOL   # 484195                    6.500%       8/15/28          96.156       1,865,268       6.76%
  3,393,249       GNMA POOL   # 486482                    6.500%       9/15/28          96.156       3,262,813       6.76%
  1,004,662       GNMA POOL   # 488924                    6.500%      11/15/28          96.156         966,044       6.76%
  1,607,891       GNMA POOL   # 780429                    7.500%       9/15/26         100.937       1,622,953       7.43%
    744,535       GNMA POOL   # 780518                    7.000%       6/15/26          98.656         734,544       7.10%
                                                                                                   -----------
Total Government Interests (identified cost, $102,811,996) - 97.8%                                $101,179,806

COMMERCIAL PAPER - 4.1%
$ 4,255,000       AMERICAN EXPRESS CORP                   5.501%       7/01/99                       4,255,005       5.50%
                                                                                                   -----------
Total Investments (identified cost $107,067,001) - 101.9%                                         $105,434,811

Other Assets, less Liabilities - (1.9%)                                                             (1,991,753)
                                                                                                   -----------

Net Assets - 100.0%                                                                                           $103,443,058
                                                                                                  ============
See notes to financial statements

WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
1000 Lafayette Boulevard, Bridgeport, CT 06604


SEMI-ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         George R. Prefer, Trustee
         Richard E. Taber, Trustee
         Raymond Van Houtte, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         ADMINISTRATOR
         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER
         Wright Investors' Service
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604

         PRINCIPAL UNDERWRITER
         Wright Investors' Service Distributors, Inc.
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604
         (800) 888-9471
         e-mail: funds@wrightinvestors.com

         CUSTODIAN
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT
         First Data Investor Services Group
         Wright Managed Investment Funds
         P.O. Box 5156
         Westborough, Massachusetts 01581-9698

         THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF A MUTUAL FUND UNLESS ACCOMPANIED OR PRECEDED BY A FUND'S CURRENT PROSPECTUS.